UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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J. C. Penney Company, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Myron E. Ullman, III Chairman of the Board and Chief Executive Officer

April 17, 2007

Dear Stockholders:

On behalf of your Board of Directors and management, I invite you to attend JCPenney’s Annual Meeting of Stockholders. The meeting will be held on Friday, May 18, 2007, at 10:00 A.M., local time, at JCPenney’s Home Office located at 6501 Legacy Drive, Plano, Texas 75024.

You will find information regarding the matters to be voted on at the meeting in the formal Notice of Meeting and Proxy Statement which are included on the following pages of this booklet.

We appreciate your continued support of JCPenney.

Any stockholder having a disability requiring special assistance who would like to attend the Annual Meeting should call the Corporate Secretary of the Company at (972) 431-1000 and reasonable accommodations will be made to meet such stockholder’s needs.

J. C. Penney Company, Inc. • P.O. Box 10001 • Dallas, TX 75301
Home Office • 6501 Legacy Drive • Plano, TX 75024-3698

J. C. PENNEY COMPANY, INC.
6501 Legacy Drive
Plano, Texas 75024-3698

J. C. PENNEY COMPANY, INC.

Notice of 2007 Annual Meeting of Stockholders

Date and Time:	Friday, May 18, 2007 10:00 A.M., local time

Place:	JCPenney Home Office 6501 Legacy Drive Plano, Texas 75024-3698

Business:	1. To elect four directors for a one-year term as described in the accompanying proxy materials;

2. To ratify the appointment of KPMG LLP as independent auditor for the fiscal year ending February 2, 2008;

3. To consider a stockholder proposal relating to stockholder approval of certain severance agreements;

4. To consider a stockholder proposal relating to adoption of a majority vote standard for the election of directors; and

5. To consider any other business properly brought before the meeting.

Record Date:	In order to vote, you must have been a stockholder at the close of business on March 19, 2007.

Voting By Proxy:	It is important that your shares be represented and voted at the meeting. You can vote your shares by completing, signing, dating, and returning your proxy card. You can also vote your shares on the Internet or by telephone. To vote by Internet or telephone, follow the instructions included with your proxy card. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the proxy statement.

Joanne L. Bober, Secretary

Plano, Texas
April 17, 2007

YOUR VOTE IS IMPORTANT
PLEASE SIGN, DATE, & RETURN YOUR PROXY CARD OR
VOTE BY TELEPHONE OR INTERNET

PROXY STATEMENT

Other Business Matters	78
Stockholder Proxy Proposal Deadline	78
Stockholder Business — Annual Meeting	78
Timing	78
Annex A — Human Resources and Compensation Committee Charter	A1
Annex B — Committee of the Whole Charter	B1

2007 PROXY STATEMENT

This proxy statement and the accompanying proxy card are being mailed to JCPenney stockholders beginning on or about April 17, 2007. In this proxy statement, you will find information on the matters to be presented at the Annual Meeting and information to assist you in voting your shares.

ABOUT THE ANNUAL MEETING

Who is soliciting my vote?

JCPenney’s Board of Directors is soliciting your vote at the 2007 Annual Meeting of Stockholders.

What will I be voting on?

You will be voting on:

•	Election of directors;

•	Ratification of the appointment of KPMG LLP as JCPenney’s independent auditor for the fiscal year ending February 2, 2008;

•	Two stockholder proposals as described later in this proxy statement; and

•	Any other business that may properly come before the meeting.

Who is entitled to vote?

All stockholders who owned JCPenney common stock at the close of business on the record date, March 19, 2007, are entitled to attend and vote at the Annual Meeting.

How many votes do I have?

You will have one vote for every share of JCPenney common stock you owned on the record date.

How many votes can be cast by all stockholders?

Each share of JCPenney common stock is entitled to one vote. There is no cumulative voting. On March 19, 2007, JCPenney had 225,793,408 shares of common stock outstanding and entitled to vote.

How many votes must be present to hold the Annual Meeting?

A majority of the outstanding shares of JCPenney common stock as of the record date, or 112,896,705 shares, must be present at the Annual Meeting in order to hold the meeting and conduct business. This is called a quorum. Shares are counted as present at the Annual Meeting if stockholders are present and vote in person or a proxy card has been properly submitted by or on behalf of stockholders. Abstentions and broker non-votes are counted only for purposes of determining the presence of a quorum.

How many votes are required to elect directors and adopt the other proposals?

Directors are elected by a plurality of the votes cast. You may vote “for” or “withheld” with respect to the election of directors. If you withhold authority to vote for some or all of the nominees, your shares will not be voted with respect to those nominees. Our Bylaws provide, however, that in a non-contested election, any nominee for director who receives a greater number of votes “withheld” from his or her election than votes “for” such election must promptly tender his or her resignation, and the Board of Directors, excluding the director who tenders his or her resignation, must promptly decide whether to accept or reject the resignation. Absent a compelling reason for the director to remain on the Board, as determined by the other directors in the exercise of their business judgment, the Board shall accept the resignation. The Company will promptly and publicly disclose the Board’s decision, together with an explanation of how the decision was reached.

Ratification of the appointment of KPMG LLP as JCPenney’s independent auditor and the stockholder proposals each requires the affirmative vote of a majority of the shares of JCPenney common stock outstanding as of the record date to be approved. If you abstain from voting on these matters, your shares will be counted as present for purposes of establishing a quorum, and the abstention will have the same effect as a vote against that proposal. Broker non-votes will also have the same effect as a vote against that proposal.

How do I vote?

You can vote either in person at the Annual Meeting or by proxy whether or not you attend the Annual Meeting. You can vote by proxy in three ways:

•	By Internet — You can vote by Internet by following the instructions on your proxy card;

•	By Telephone — In the United States and Canada, you can vote by telephone by following the instructions on your proxy card; and

•	By Mail — You can vote by mail by using the enclosed proxy card.

If you vote by proxy, your shares will be voted at the Annual Meeting in the manner you indicate. If you sign your proxy card, but don’t specify how you want your shares to be voted, they will be voted as the Board of Directors recommends.

Can I change my vote after I return my proxy card?

You can revoke a proxy at any time prior to its exercise at the Annual Meeting. You can send in a new proxy card with a later date, or cast a new vote by telephone or Internet, or send a written notice of revocation to JCPenney’s Corporate Secretary at the address on the cover page of this proxy statement. If you attend the Annual Meeting and want to vote in person, you can request that any previously submitted proxy not be used.

How do I vote my shares of JCPenney common stock in the Savings Plan?

If you are a participant in the J. C. Penney Corporation, Inc. Savings, Profit-Sharing and Stock Ownership Plan (the Savings Plan), you will receive a separate voting instruction card for the shares allocated to your account in the plan. This voting instruction card will allow you to instruct State Street Bank and Trust Company, as trustee for the Savings Plan, how to vote your shares. If you do not vote your shares in the Savings Plan, State Street Bank and Trust Company will vote them in the same proportion as those shares for which it has received voting instructions.

Who pays for this proxy solicitation?

JCPenney does. In addition to soliciting proxies by mail, JCPenney may solicit proxies by telephone, personal contact, and electronic means. No director, officer, or employee of JCPenney will be specially compensated for these activities. JCPenney has hired Morrow & Co., Inc., a proxy solicitation firm, to assist in soliciting proxies for an estimated fee of $25,000 plus reimbursement for reasonable expenses.

JCPenney will also reimburse brokers, fiduciaries, and custodians for their costs in forwarding proxy materials to beneficial owners of JCPenney common stock.

Could other matters be decided at the Annual Meeting?

We do not know of any other matters that will be considered at the Annual Meeting. If any matter other than those described in this proxy statement arises at the Annual Meeting, the proxies will be voted at the discretion of the proxy holder.

How can I access JCPenney’s proxy materials and annual report electronically?

You can access JCPenney’s proxy statement, 2006 Annual Report on Form 10-K, and Summary Annual Report to Stockholders at www.jcpenney.net. Click on “Investor Relations,” then “Financial Archives” or “SEC Filings” to access these documents. You may also obtain free copies of these documents by sending a written request to JCPenney’s Corporate Secretary at P.O. Box 10001, Dallas, Texas 75301. The Summary Annual Report and the Form 10-K accompany this proxy statement and proxy card but are not considered part of the proxy soliciting materials.

Will my vote be kept confidential?

Yes. JCPenney’s policy is that all proxy or voting instruction cards, ballots, and vote tabulations which identify the vote of an individual stockholder are to be kept secret. Your vote will only be disclosed:

•	To allow the independent election inspectors to certify the results of the vote;

•	If JCPenney is legally required to disclose your vote or is defending or asserting claims in a lawsuit;

•	If there is a proxy contest involving the Company; or

•	If you make a written comment on your proxy or voting instruction card or ballot.

CORPORATE GOVERNANCE

For more than 100 years, JCPenney has been serving American consumers by building our business on timeless values. That is our history. That is our future. Since James Cash Penney opened his first Golden Rule Store in 1902, our goal has been “to serve the public, as nearly as we can, to its complete satisfaction.” Building on this heritage, in 2005 we adopted our “WINNING TOGETHER” principles, which are set forth on the outside back cover of this proxy statement and include valuing, developing, and rewarding the contributions of all associates; acting only with the highest ethical standards; achieving excellence in our work, products, and services; and caring about and being involved in our communities. We do this for our customers and our stockholders.

Governing Documents

The key documents that make up our corporate governance framework are our:

•	Corporate Governance Guidelines, including our Standards for the Determination of Director Independence and our Policy on Review and Consideration of Related Person Transactions;

•	Restated Certificate of Incorporation, as amended;

•	Bylaws, as amended;

•	Audit Committee Charter;

•	Corporate Governance Committee Charter;

•	Human Resources and Compensation Committee Charter;

•	Charter of the Committee of the Whole;

•	Statement of Business Ethics; and

•	Standards and Procedures for Director Nominations.

You can access each of these documents on our website at www.jcpenney.net by clicking on “Investor Relations,” then “Corporate Governance.” You can also obtain a free copy of any of these documents by sending a written request to JCPenney’s Corporate Secretary at P.O. Box 10001, Dallas, Texas 75301.

Corporate Governance Guidelines

This document sets forth the Company’s primary principles and policies regarding corporate governance, which are the foundation of our commitment to best practices. You can access our Corporate Governance Guidelines at www.jcpenney.net. The Guidelines are reviewed annually by the Corporate Governance Committee and the Board. The matters covered by the Guidelines include:

•	director responsibilities;

•	the size of the Board;

•	director independence and minimum qualifications;

•	factors to be considered in selecting candidates to serve on the Board;

•	the Board’s policy regarding the election of directors;

•	director retirement;

•	director resignations upon change of principal employment;

•	directors’ outside directorships and outside audit committee service;

•	Board committees;

•	policies relating to Board meetings;

•	executive sessions for directors;

•	ethical principles to be followed by directors;

•	policies and procedures for reviewing related person transactions and conflicts of interest;

•	policy on recovery of compensation in the event of a financial restatement;

•	the Board’s access to management and independent advisors;

•	stockholders’ and other interested parties’ communications to non-employee directors;

•	director orientation and continuing education;

•	prohibition of loans to directors and executive officers;

•	stock ownership goals for directors and members of the Company’s senior management team;

•	management succession and CEO evaluation; and

•	annual self-assessments of the Board and each of the Audit, Corporate Governance, and Human Resources and Compensation Committees.

Policies and Procedures with Respect to Related Person Transactions

The Board of Directors recognizes that related person transactions can present a heightened risk of conflicts of interest. Accordingly, as a general matter, our directors and executive officers are to avoid any activity, interest, or relationship that would create, or might appear to others to create, a conflict with the interests of JCPenney.

Our written Policy on Review and Consideration of Related Person Transactions (Policy) is included as Appendix B to our Corporate Governance Guidelines. For purposes of current SEC rules as well as our Policy, a “related person transaction” is any transaction in which the Company was, is or will be a participant and the amount involved exceeds $120,000 and in which any related person had, has or will have a direct or indirect material interest. The term “related person” means (a) any person who is, or at any time since the beginning of the Company’s last fiscal year was, a director or executive officer of the Company or a nominee to become a director of the Company, (b) any person who is known to be the beneficial owner of more than 5% of any class of the Company’s voting securities, and (c) any immediate family member of any of the foregoing persons. We review all relationships and transactions in which the Company and a related person are participants to determine whether such persons have a direct or indirect material interest. To identify potential related person transactions, under our Policy, we request certain information from our directors and executive officers. We then review the information provided for any related person transactions. The Corporate Governance Committee reviews and approves or ratifies any related person transaction that is required to be disclosed. As required under SEC rules, transactions that are determined to be directly or indirectly material to the Company or a related person will be disclosed in the Company’s proxy statement. Any member of the Corporate Governance Committee who is a related person with respect to a transaction under review may not participate in the deliberations or vote respecting approval or ratification of the transaction.

Board Independence

The Board reviews the independence of each non-employee director annually to confirm that the director continues to meet our standards as well as the requirements of the New York Stock Exchange. No member of the Board will be considered independent unless the Board determines that he or she has no material relationship with the Company that would affect his or her independence and that he or she otherwise satisfies JCPenney’s director independence standards as well as all applicable laws, rules and regulations. Our “Standards for the Determination of Director Independence” are included as Appendix A to our Corporate Governance Guidelines, which can be accessed at www.jcpenney.net.

The factors the Board considers in determining whether a director is independent include:

•	Is or was the director an employee of JCPenney?;

•	Is or was a member of the director’s immediate family an executive officer of JCPenney?;

•	Has the director or a member of his or her immediate family:

•	received more than $100,000 in direct compensation from JCPenney (other than director’s fees or deferred compensation for prior service)?;

•	been employed by KPMG LLP, our independent auditor?;

•	been employed by another company at the same time that one of our executive officers served on the compensation committee of the other company’s board of directors?;

•	been employed by another company that makes payments to, or receives payments from, JCPenney in excess of the greater of $1,000,000 or 2% of that company’s consolidated gross revenues?; and

•	Does the director serve as an officer, director or trustee of a charitable organization or as a member of that organization’s fund-raising entity or committee that received contributions from JCPenney in excess of the greater of $1,000,000 or 2% of the charity’s gross revenues?

The Board has reviewed each director’s independence for fiscal 2007. Applying the standards listed above as well as the requirements of the New York Stock Exchange and all other relevant considerations, the Board has determined that each of the directors, except for Myron E. Ullman, III, the Company’s Chairman and Chief Executive Officer, is independent.

Meeting Attendance

During fiscal 2006, the Board held eight meetings and committees of the Board held a total of 26 meetings. Each director, except for R. Gerald Turner, attended at least 75% of the total number of meetings of the Board and committees on which he or she served. The Board currently has seven meetings scheduled for fiscal 2007.

All directors are strongly encouraged to attend the Annual Meeting, but we do not have a formal attendance requirement. In 2006, 11 of the 12 members of the Board attended the Annual Meeting.

Executive Sessions

The non-employee, independent directors meet in executive session with no Company associates present as a part of each regularly scheduled Board meeting. The presiding director of these sessions is currently Maxine K. Clark, whose one-year term as presiding director expires on May 19, 2007. The non-employee, independent directors will select the next director to serve as presiding director upon expiration of Ms. Clark’s term.

Communications with the Board of Directors

Any Company stockholder or other interested party who wishes to communicate with the Board of Directors or with an individual director may direct such communications by telephone to 1-800-544-1635, by facsimile to 972-431-1977, by email to jcpdirectors@jcpenney.com, or by writing to:

Corporate Secretary
J. C. Penney Company, Inc.
P.O. Box 10001
Dallas, TX 75301

The communication must be clearly addressed to the Board of Directors or to a specific director(s). If a response is desired, the individual should also provide contact information such as name, address and telephone number.

All such communications will be reviewed initially by the Company’s Corporate Secretary and entered into a log for tracking purposes. The Board has asked the Corporate Secretary to forward to the appropriate director(s) all correspondence, except for items unrelated to the Board’s functions, business solicitations, advertisements, and materials that are profane. The Corporate Secretary prepares a periodic summary report of all such communications for the Corporate Governance Committee of the Board.

Communications with the Audit Committee

Complaints and concerns relating to the Company’s accounting, internal accounting controls or auditing matters should be communicated to the Audit Committee of the Board of Directors. Any such communication may be made on an anonymous basis and may be reported to the Audit Committee through the Company’s Director of Auditing by calling 1-800-544-1635 or writing to:

Director of Auditing
J. C. Penney Company, Inc.
P.O. Box 259017
Dallas, TX 75025-9017

All such concerns will be reviewed under the direction of the Audit Committee and oversight by the Director of Auditing, General Counsel, or such other persons as the Audit Committee determines to be appropriate. Confidentiality is maintained to the fullest extent possible, consistent with the need to conduct an adequate review. Prompt and appropriate corrective action will be taken when and as deemed appropriate in the judgment of the Audit Committee. The Director of Auditing will prepare a periodic summary report of all such communications for the Audit Committee.

Director Nominee Qualifications and Process

Our process for nominating candidates for election to the Board is designed to identify and recruit high caliber individuals to serve on our Board. Although the Board retains ultimate responsibility for approving candidates for election, the Corporate Governance Committee conducts the initial screening and evaluation process. In doing so, the Corporate Governance Committee considers candidates recommended by directors and the Company’s management, as well as any recommendations from Company stockholders. The Corporate Governance Committee has engaged in the past, and expects to continue to engage, one or more search firms to assist in the identification and recruitment of director candidates.

As provided in the Company’s Corporate Governance Guidelines, nominees for director will be selected based on, among other things, consideration of the following factors:

•	character and integrity;

•	business and management experience;

•	demonstrated competence in dealing with complex problems;

•	familiarity with the Company’s business;

•	diverse talents, backgrounds, and perspectives;

•	freedom from conflicts of interest;

•	regulatory and stock exchange membership requirements for the Board;

•	sufficient time to devote to the affairs of the Company; and

•	reputation in the business community.

In connection with the selection of nominees for director, due consideration is given to the Board’s overall balance of diversity of perspectives, backgrounds and experiences. The Corporate Governance

Committee takes into account the current composition and capabilities of serving Board members, as well as additional capabilities considered necessary or desirable in light of existing Company needs.

In considering whether to nominate directors who are eligible to stand for re-election, the Committee considers the quality of past director service, attendance at Board and committee meetings, compliance with the Company’s Corporate Governance Guidelines (including satisfying the expectations for individual directors), as well as whether the director continues to possess the qualities and capabilities considered necessary or desirable for director service, input from other Board members concerning the performance of that director, and the independence of the director.

To recommend a candidate for election to the Board, a stockholder must submit the following information to the Corporate Secretary of the Company at least 90 days in advance of the Annual Meeting:

•	The stockholder’s name and address;

•	A representation that the stockholder is a holder of record and intends to appear in person or by proxy at the Annual Meeting;

•	The name and address of the stockholder’s nominee for director;

•	A description of any arrangements or understandings between the stockholder and the director nominee or any other person (naming such person(s)) relating to the election of the nominee to the Board;

•	The biographical and other information about the nominee that would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC; and

•	The nominee’s consent to serve on the Board.

In general, candidates recommended by stockholders will be evaluated under the same process as candidates recommended by existing directors, Company management or third-party search firms. However, the Corporate Governance Committee will additionally seek and consider information concerning the relationship between a stockholder’s recommended nominee and the stockholder to determine whether the nominee can effectively represent the interests of all stockholders. Also, except in unusual circumstances, the Corporate Governance Committee will not evaluate a stockholder-recommended candidate unless and until the stockholder advises that the potential candidate has indicated a willingness to serve as a director, to comply with the expectations and requirements for Board service and to provide all of the information required to conduct an evaluation.

BOARD COMMITTEES

The Board of Directors has four principal standing committees. Committee members consist entirely of non-employee directors and the Board has determined that each of the members of these committees is “independent,” as defined under our standards of independence and under NYSE listing standards. In addition, the Board has created a committee, consisting solely of all non-employee, independent directors (the Committee of the Whole), to discharge its responsibilities with respect to setting performance objectives, evaluating the performance, and setting the compensation of the Company’s Chief Executive Officer (CEO).

Audit Committee

The Audit Committee’s responsibilities include the selection and retention of the independent auditor for the annual audit of the Company’s consolidated financial statements and the approval of audit fees and non-audit services and fees paid to the independent auditor. The Committee reviews the independent auditor’s strategy and plan, scope, audit results, performance and independence, internal audit reports on the adequacy of internal controls, the Company’s ethics program, status of significant legal matters, the scope of the internal auditor’s plans and budget and results of its audits, and the effectiveness of the Company’s program for correcting audit findings. The Committee also participates in the certification process relating to the filing of certain periodic reports pursuant to the Securities Exchange Act of 1934, as amended. A copy of the Audit Committee’s Charter is available at the Company’s website, www.jcpenney.net. Also available on the

Company’s website are procedures for the confidential and anonymous reporting of matters relating to questionable accounting, internal accounting controls, or auditing matters.

During fiscal 2006, this Committee held seven meetings. Its current members are M. Anthony Burns, Thomas J. Engibous, Leonard H. Roberts, Mary Beth West, and Kent B. Foster, who serves as its Chair. The Board of Directors has determined that both Mr. Foster and Mr. Burns qualify as “audit committee financial experts” and each member of this Committee is “financially literate,” as those terms are defined by the Securities Exchange Act of 1934, as amended, and the NYSE.

Corporate Governance Committee

The Corporate Governance Committee performs the functions of a nominating committee, considers matters of corporate governance and reviews developments in the governance area as they affect relations between the Company and its stockholders. It also develops and recommends to the Board corporate governance principles and practices for the Company and makes recommendations to the Board with respect to the size, composition, organization, responsibilities and functions of the Board and its directors, the qualifications of directors, candidates for election as directors, the compensation of directors, annual independence determinations, and the annual performance self-assessment process by the Board and each of the Audit, Corporate Governance, and Human Resources and Compensation Committees. A copy of the Corporate Governance Committee’s Charter, the Company’s Corporate Governance Guidelines, and Standards and Procedures for Director Nominations are available on the Company’s website at www.jcpenney.net.

During fiscal 2006, this Committee met five times. Its current members are Colleen C. Barrett, Vernon E. Jordan, Jr., Burl Osborne, Ann Marie Tallman, R. Gerald Turner, and Maxine K. Clark, who serves as its Chair.

Finance Committee

The Finance Committee is responsible for reviewing the Company’s financial policies, strategies, and capital structure. A copy of the Company’s Finance Committee Charter is available on the Company’s website at www.jcpenney.net.

During fiscal 2006, this Committee met four times. Its current members are M. Anthony Burns, Kent B. Foster, Leonard H. Roberts, Mary Beth West, and Thomas J. Engibous, who serves as its Chair.

Human Resources and Compensation Committee

The Human Resources and Compensation Committee’s responsibilities include reviewing and administering the Company’s annual and long-term incentive compensation plans, overseeing the administration and operation of certain of the Company’s retirement and welfare plans, taking action or making recommendations with respect to the compensation of executive officers, including making a non-binding recommendation to the Committee of the Whole regarding the CEO’s compensation level, and reviewing succession plans for key Company executives, including the CEO. In addition, its responsibilities include reviewing the annual financial and investment performance results of the Company’s retirement and welfare plans, including the annual actuarial valuation reports applicable to such plans. A copy of the Human Resources and Compensation Committee’s Charter is available on the Company’s website at www.jcpenney.net and is included as Annex A to this proxy statement. See also this Committee’s report on page 34. For a discussion of the processes and procedures for determining executive and director compensation and the roles of management and compensation consultants in determining or recommending the amount or form of compensation, see “Compensation Discussion and Analysis” beginning on page 15 and “Director Compensation for Fiscal 2006” beginning on page 70.

During fiscal 2006, this Committee met ten times. Its current members are Colleen C. Barrett, M. Anthony Burns, Maxine K. Clark, R. Gerald Turner, and Burl Osborne, who serves as its Chair.

Committee of the Whole

The Committee of the Whole assists the Board in discharging its responsibilities relating to the setting of performance goals and objectives, the evaluation of performance in light of those goals and objectives, and the setting of compensation for the Company’s CEO. A copy of the Committee of the Whole’s Charter is available on the Company’s website at www.jcpenney.net and is included as Annex B to this proxy statement. See also “Compensation Discussion and Analysis” beginning on page 15.

This Committee was formed by the Board in February 2007. The Committee is composed solely of the independent members of the Board. Its current members are Colleen C. Barrett, M. Anthony Burns, Thomas J. Engibous, Kent B. Foster, Vernon E. Jordan, Jr., Burl Osborne, Leonard H. Roberts, Ann Marie Tallman, R. Gerald Turner, Mary Beth West, and Maxine K. Clark, who serves as its Chair.

The mailing address for all of these committees is c/o Joanne L. Bober, Corporate Secretary, J. C. Penney Company, Inc., P.O. Box 10001, Dallas, Texas 75301.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Human Resources and Compensation Committee and Committee of the Whole are each composed entirely of persons who are neither associates nor former or current officers of the Company. There is not, nor was there during fiscal 2006, any compensation committee interlock or insider participation on the Human Resources and Compensation Committee or the Committee of the Whole.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires JCPenney’s directors and officers and persons who beneficially own more than ten percent of a registered class of the Company’s equity securities to file initial reports of ownership and reports of changes in ownership with the SEC. The Company assists its directors and officers by monitoring transactions and completing and filing Section 16 reports on their behalf. Due to administrative errors, in each of fiscal 2005 and 2006, one transaction involving Maxine K. Clark, a director, was not timely reported on Form 4. The transactions were subsequently reported on a Form 5 filed on March 16, 2007.

BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table shows, as of March 19, 2007, the beneficial ownership of shares of JCPenney common stock by (a) each stockholder known to the Company to beneficially own more than 5% of JCPenney common stock, (b) each present director, including the present directors being considered for election at the Annual Meeting, (c) the five most highly compensated present executive officers serving during the last fiscal year and one former executive officer who also is deemed to be a named executive officer, and (d) all present directors and executive officers of the Company as a group. Beneficial ownership means that the individual has or shares voting power or investment power with respect to the shares of common stock or the individual has the right to acquire the shares of common stock within 60 days of March 19, 2007.

			Number of shares included in
			previous column which the
	Number of shares		individual or group has/have the	Percent of
	beneficially		right to acquire within 60 days of	outstanding
Name	owned		March 19, 2007	common stock(1)

FMR Corp.	12,220,971	(2)	—	5.4%
J. C. Penney Corporation, Inc. Savings, Profit-Sharing and Stock Ownership Plan	20,241,090	(3)	—	9.0%
State Street Bank and Trust Company	30,853,851	(4)	—	13.7%
Directors(5):
Colleen C. Barrett	7,328		3,118	*
M. Anthony Burns	28,938	(6)	11,918	*
Maxine K. Clark	10,370		3,118	*
Thomas J. Engibous	28,541		3,118	*
Kent B. Foster	16,981	(7)	3,118	*
Vernon E. Jordan, Jr.	34,582		15,118	*
Burl Osborne	14,528		3,118	*
Leonard H. Roberts	24,187		3,118	*
Ann Marie Tallman	1,621		1,621	*
R. Gerald Turner	23,946	(8)	4,718	*
Myron E. Ullman, III	246,131		95,636	*
Mary Beth West	2,377		2,377	*
Named Executive Officers(5)(9):
Joanne L. Bober	73,054		57,916	*
Robert B. Cavanaugh	165,590		160,230	*
Ken C. Hicks	151,217		121,314	*
Michael T. Theilmann	46,702		39,272	*
Catherine G. West	317,285	(10)	269,929	*
All present directors and executive officers as a group(5)(6)(11)	967,256		602,889	*

*	Less than 1%.

(1)	Calculated based on Rule 13d-3(d)(i) using the number of outstanding shares of common stock as of March 19, 2007.

(2)	Based on information set forth in a Schedule 13G filed with the SEC on February 14, 2007 by FMR Corp. and certain related individuals and entities reporting sole power to vote or direct the vote of 4,990,769 shares of JCPenney common stock and sole power to dispose or direct the disposition of 12,220,971 shares of JCPenney common stock. The address of FMR Corp. is 82 Devonshire Street, Boston, Massachusetts 02109. FMR Corp., through its subsidiaries, provides certain administrative services for the Company’s stock plans and fund management services for the Company’s pension plan, and certain investment funds of Fidelity Investments are offered in the J. C. Penney Corporation, Inc. Savings, Profit-Sharing and Stock Ownership Plan (the Savings Plan).

(3)	The trust maintained under the Savings Plan holds these shares. The address for the Savings Plan is 6501 Legacy Drive, Plano, Texas 75024. The trustee for the Savings Plan trust is State Street Bank and Trust Company, whose address is 225 Franklin Street, Boston, Massachusetts 02110.

(4)	Based on information set forth in a Schedule 13G filed with the SEC on February 12, 2007 by State Street Bank and Trust Company, acting in various fiduciary capacities, reporting sole power to vote or direct the vote of 8,923,288 shares of JCPenney common stock, shared power to vote or direct the vote of 21,930,563 shares of JCPenney common stock and shared power to dispose or direct the disposition of 30,853,851 shares of JCPenney common stock, which includes shares of JCPenney common stock held in trust under the Savings Plan. The address of State Street Bank and Trust Company is 225 Franklin Street, Boston, Massachusetts 02110. State Street Bank and Trust Company also provides certain trustee and custodial services for the Company’s pension plan and serves as a lending bank under the credit facility to which the Company and its wholly owned subsidiary, J. C. Penney Corporation, Inc., are parties.

(5)	Except as set forth in the footnotes below, each person has sole investment and voting power with respect to the common stock beneficially owned by such person. Includes only those stock options that are exercisable or become exercisable within 60 days of March 19, 2007. Does not include restricted stock units that will not vest within 60 days of March 19, 2007.

(6)	Includes 2,000 shares of JCPenney common stock pledged as partial collateral for a loan.

(7)	Includes 337 shares of JCPenney common stock with respect to which Mr. Foster shares voting and investment power.

(8)	Includes 1,532 shares of JCPenney common stock that Mr. Turner holds under the Company’s Dividend Reinvestment Plan with respect to which he shares voting and investment power.

(9)	In addition to Mr. Ullman, who also serves as a director.

(10)	Stock ownership for Catherine G. West reflects her direct holdings as of December 28, 2006, the date on which her employment with the Company was terminated, along with options exercisable within 60 days of such date.

(11)	Excludes shares of Catherine G. West, who was terminated on December 28, 2006.

PROPOSAL 1 —

ELECTION OF DIRECTORS

The Board of Directors is currently divided into three classes, which are as equal in number as possible depending on the total number of directors at any time. Effective May 19, 2006, the stockholders approved amendments to Article Sixth of the Company’s Restated Certificate of Incorporation (Charter) and Article III, Sections 3 and 13, of the Company’s Bylaws (Bylaws), to eliminate the classification of the Board. The declassified Board structure will be phased in as follows:

•	Current directors, including those previously elected to three-year terms at the Company’s 2006 Annual Meeting, will continue to serve the remainder of their elected terms; and

•	Beginning with this year’s Annual Meeting, directors will be elected annually so that by the 2009 Annual Meeting of Stockholders, all directors will be elected annually.

The terms of Colleen C. Barrett, M. Anthony Burns, Maxine K. Clark and Ann Marie Tallman will expire at the 2007 Annual Meeting. Each of these individuals is currently a director of the Company and has been nominated by the Board of Directors to serve as a continuing director for a new one-year term expiring at the 2008 Annual Meeting. Other directors will continue in office, in accordance with their previous election, until the expirations of the terms of their class at the 2008 or 2009 Annual Meetings of Stockholders, as the case may be. In accordance with the retirement age for directors, as set forth in the Company’s Bylaws, Vernon E. Jordan, Jr. will retire as a Company director upon attaining age 72 on August 15, 2007.

Directors are elected by a plurality of the votes cast. Our Bylaws provide, however, that in a non-contested election, any nominee for director who receives a greater number of votes “withheld” from his or her election than votes “for” such election must promptly tender his or her resignation, and the Board of Directors, excluding the director who tenders his or her resignation, must promptly decide whether to accept or reject the resignation. Absent a compelling reason for the director to remain on the Board, as determined by the other directors in the exercise of their business judgment, the Board shall accept the resignation. The Company will promptly and publicly disclose the Board’s decision, together with an explanation of how the decision was reached.

Each nominee elected as a director will continue in office until his or her successor has been elected and qualified, or until his or her earlier death, resignation or retirement.

We are not aware of any reason why any of these nominees would not accept the nomination. However, if any of the nominees does not accept the nomination, or is otherwise unavailable for election, the persons designated as proxies will vote for any substitute nominee recommended by the Board.

The Board recommends a vote FOR each of the nominees for director.

Nominees for Director

Colleen C. Barrett, 62
President and Director since 2001, Chief Operating Officer from 2001 to 2004 and Corporate Secretary since 1978 of Southwest Airlines Co., with which she has served in positions of increasing importance since 1978, including Executive Vice President-Customers from 1990 to 2001 and Vice President-Administration from 1986 to 1990.
Director of the Company since 2004.

M. Anthony Burns, 64
Chairman Emeritus since 2002, Chairman of the Board from 1985 to 2002, Chief Executive Officer from 1983 to 2000, and a director from 1979 to 2002 of Ryder System, Inc. (a provider of transportation and logistics services), with which he served in positions of increasing importance since 1974, including its President from 1979 to 1999; Director of Pfizer, Inc. and The Black & Decker Corporation; Life Trustee of the University of Miami.
Director of the Company since 1988.

Maxine K. Clark, 58
Founder and Chief Executive Officer of Build-A-Bear Workshop, Inc., an operator of interactive children’s entertainment retail stores, since 1996; President and Chief Merchandising Officer of Payless ShoeSource, Inc., from 1992 until 1996; Executive Vice President for Venture Stores, Inc., from 1988 until 1992; Member of the Board of Trustees of the University of Georgia, Washington University, and the International Council of Shopping Centers; Chair of Teach for America, St. Louis and the Simon Youth Foundation.
Director of the Company since 2003.

Ann Marie Tallman, 43
Founder and Partner of Tallman Homes, LLC since 2006; President and General Counsel of the Mexican American Legal Defense and Educational Fund, a national Latino civil rights and public policy advocacy organization from 2004 to 2006; Senior Vice President of Fannie Mae’s Western Business Center from 1999 until 2004; Various positions including Chief Operating Officer and President and Chief Executive Officer of the Fannie Mae Foundation from 1994 until 1999; Member of the Trusteeship, California Chapter of the International Women’s Forum.
Director of the Company since May 2006.

Term Expiring 2008

Thomas J. Engibous, 54
Chairman of the Board since 1998, Director since 1996 and President and Chief Executive Officer from 1996 to 2004, of Texas Instruments Incorporated (electronics), with which he has served in positions of increasing importance since 1976, including as an Executive Vice President from 1993 to 1996; Chairman Emeritus and Member of the Board of Catalyst; Trustee of Southern Methodist University; Member of The Business Council; Member of the National Academy of Engineering.
Director of the Company since 1999.

Kent B. Foster, 63
Chairman of the Board and a Director since 2000, and Chief Executive Officer from 2000 to 2005, of Ingram Micro Inc. (wholesale distributor of technology); President of GTE Corporation (telecommunications) from 1995 to 1999; Vice Chairman of the Board of Directors of GTE Corporation from 1993 to 1995; President of GTE Telephone Operations Group from 1989 to 1995; Director of Campbell Soup Company and New York Life Insurance Company.
Director of the Company since 1998.

Leonard H. Roberts, 58
Retired Chairman and Chief Executive Officer of RadioShack Corporation (consumer electronics), with which he served as Executive Chairman of the Board from 2005 to 2006, Chairman of the Board and Chief Executive Officer from 1999 to 2005, President from 1993 to 2000, and a Director from 1997 to 2006; Chairman and Chief Executive Officer of Shoney’s, Inc. (restaurants) from 1990 to 1993; President and Chief Executive Officer of Arby’s, Inc. from 1985 to 1990; Chairman of Students in Free Enterprise; Member of the Board of Trustees of Texas Christian University; Member of the Executive Board of the National Center for Missing and Exploited Children; Member of the Executive Board of the United Way of America; Director of Texas Health Resources, TXU Corporation and Rent-A-Center, Inc.
Director of the Company since 2002.

Myron E. Ullman, III, 60
Chairman of the Board and Chief Executive Officer of the Company since December 2004; Directeur General, Group Managing Director, LVMH Moët Hennessy Louis Vuitton (luxury goods manufacturer/retailer) from 1999 to 2002; President of LVMH Selective Retail Group from 1998 to 1999; Chairman of the Board and Chief Executive Officer, DFS Group Ltd. from 1995 to 1998; Chairman of the Board and Chief Executive Officer of R. H. Macy & Company, Inc. from 1992 to 1995; Director of Starbucks Coffee Company; Chairman of the Board of Mercy Ships International.
Director of the Company since December 2004.

Term Expiring 2009

Vernon E. Jordan, Jr., 71
Senior Managing Director of Lazard Freres & Co., LLC (investment banking firm); Of Counsel since 2000, Senior Partner from 1992 to 1999 and Partner from 1982 to 1992, law firm of Akin, Gump, Strauss, Hauer & Feld, LLP; President from 1977 to 1981 and Executive Director from 1972 to 1977 of the National Urban League; Director of American Express Company, Asbury Automotive Group, Inc., Lazard, Ltd., LBJ Foundation, and Xerox Corporation; Advisor, International Advisory Board of Barrick Gold; Trustee of Howard University.
Director of the Company since 1973.

Burl Osborne, 69
Chairman of the Board since 2002, Director since 1993 and member of the Executive Committee of The Associated Press; President, Publishing Division from 1995 to 2001 and Director from 1987 to 2002 of the Belo Corp.; Publisher Emeritus since 2001 and Publisher from 1991 to 2001 of The Dallas Morning News, with which he served in positions of increasing importance since 1980, including President and Editor from 1986 to 1991; Trustee and Former Chairman of the Belo Foundation; Former Director and Chairman of the Southern Newspaper Association; Former Director of the Newspaper Association of America; Director of Committee to Protect Journalists, and National Kidney Foundation.
Director of the Company since 2003.

R. Gerald Turner, 61
President of Southern Methodist University since 1995; Chancellor of the University of Mississippi from 1984 to 1995; Chairman, President’s Commission, the National Collegiate Athletic Association, from 1991 to 1992; Director of Kronos Worldwide, Inc., American Beacon Funds, and First Broadcasting Corporation, LLP.
Director of the Company since 1995.

Mary Beth West, 44
Group Vice President and President, Kraft Foods North American Beverage Sector since 2006; Group Vice President and President, Kraft Foods North America Grocery Segment from 2004 to 2006; Senior Vice President and General Manager, Meals Division from 2001 to 2004; and Vice President, New Meals Division from 1999 to 2001 of Kraft Foods Inc. (branded foods and beverages) with which she has served in positions of increasing importance since 1986; Member of the Executive Leadership Council and Foundation.
Director of the Company since November 2005.

COMPENSATION DISCUSSION AND ANALYSIS

What are the Philosophy and Objectives of our Compensation Program?

Philosophy.  Our compensation philosophy begins with The Penney Idea, which was adopted in 1913 and which includes the idea that we will “reward men and women in our organization through participation in what the business produces.” In 2005, we built on this heritage by creating the Company’s 2005 — 2009 Long Range Plan and adopting our “WINNING TOGETHER” Principles, which are set forth on the outside back cover of this proxy statement.

The four key strategies of the 2005 — 2009 Long Range Plan consist of:

•	Making an emotional connection with the JCPenney customer;

•	Making JCPenney an easy and exciting place to shop;

•	Making JCPenney a great place to work; and

•	Making JCPenney a leader in performance and execution.

As part of achieving the strategy of making JCPenney a great place to work, we have established two key initiatives:

•	Attracting, developing and retaining the best people in retail; and

•	Creating and sustaining a “customer focused” culture.

Together, our 2005 — 2009 Long Range Plan and our WINNING TOGETHER Principles drive our business decisions, including the design and implementation of our compensation program.

Objectives.  Accordingly, our compensation program is structured to attract, develop and retain the best people in retail through the following objectives:

•	The level of compensation for each position should be competitive based on the skill, knowledge, effort, and responsibility needed to perform the job successfully;

•	A substantial portion of compensation should depend on our overall company financial performance; and

•	Individual results should be rewarded by recognizing individual performance.

How Do We Set Executive Compensation?

Role of Management and the Human Resources and Compensation Committee.  The Human Resources and Compensation Committee of the Board of Directors, all of the members of which are independent under the listing standards of the New York Stock Exchange, is responsible for establishing and implementing our executive compensation program. Management, consistent with our compensation philosophy and objectives, and working with its outside compensation consultant (Towers, Perrin, Forster & Crosby, Inc.), makes recommendations to the Committee regarding the design and implementation of our executive compensation program. The Committee determines compensation for each executive officer other than the Chief Executive Officer (CEO) based on the compensation objectives outlined above. In evaluating management’s recommendations, the Committee engages an independent consultant (James F. Reda and Associates, LLC) to assist in its deliberations and decision-making. This independent consultant reports directly to the Committee and neither he nor his firm work for the Company’s management in any capacity.

As part of the Committee’s deliberations, the CEO makes compensation recommendations for the executive officers other than himself, including the other executives named in the Summary Compensation Table (named executive officers). The Committee considers these recommendations along with other factors in evaluating individual performance against previously set individual objectives for each of the named executive officers. The independent directors of the Board review and evaluate the CEO’s performance in relation to the performance objectives set for him at the beginning of the year. Based on such evaluation as well as market data provided to the Committee by its consultant, the Committee makes a recommendation to the other independent directors of the Board regarding the CEO’s compensation. The independent directors of the Board, including the members of the Committee, then make the final determination regarding the CEO’s compensation.

In evaluating the performance of the CEO, Mr. Ullman, and determining his annual cash incentive compensation for 2006, the independent directors of the Board considered his effectiveness in executing the four key strategies of the Company’s 2005 — 2009 Long Range Plan. In doing so, the directors focused on the following achievements for 2006:

•	Making JCPenney a leader in performance and execution:

•	The Company’s total sales increased by $1,122 million or 6% over 2005.

•	Operating profit for 2006 improved by 100 basis points to 9.7% of sales.

•	The Company experienced a 16.1% increase in income from continuing operations in 2006.

•	Earnings per share from continuing operations increased $1.05 or 27.4% over 2005.

•	The Company’s market capitalization increased by $5.8 billion, to reach $18.9 billion at the end of 2006.

•	Total stockholder return (defined as stock price appreciation and the reinvestment of dividends) in 2006 was 50% on top of 36% last year.

•	Making an emotional connection with the JCPenney customer:

•	The Company experienced an overall increase in customer satisfaction as measured by our customer scorecards.

•	The Company successfully launched a.n.atm, a modern women’s casual brand that exceeded $300 million in sales in its first year.

•	The Company successfully negotiated the development of an exclusive lifestyle brand, “American Living,” with Polo Ralph Lauren’s Global Brand Concepts.

•	Making JCPenney an easy and exciting place to shop:

•	JCPenney entered into a joint initiative with Sephora U.S.A., Inc. to provide an easy, exciting, and highly desirable beauty offering “Inside JCPenney.”

•	The Company opened 28 new stores in 2006, 23 of which were in the off-mall format.

•	The Company continued to grow its Internet business with sales of jcp.com increasing 24% over 2005. In addition, we enhanced the customer shopping experience by installing new point-of-sale technology in all of our stores, which enables the stores to link directly to the Internet.

•	Making JCPenney a great place to work:

•	The Company’s associate engagement score, which measures the extent to which our associates are involved with, committed to, and enthusiastic about their work, increased 9% over 2005, based on results of our annual engagement survey.

•	The Company made significant improvements to its benefit programs, enhancing their competitiveness, value, and affordability to both the Company and associates.

•	The Company introduced leadership development programs focused on preparing the next generation of leaders within the organization.

Based on this assessment and in light of comparable and competitive data for chief executive officers of a select group of peer companies, the independent directors of the Board determined that for 2007, Mr. Ullman’s base salary of $1,500,000 should remain unchanged and his target incentive opportunity under the Company’s

Management Incentive Compensation Program should increase from 100% of base salary to 125% of base salary. The independent directors of the Board further determined that Mr. Ullman’s 2007 equity award value should be set at $8,000,000, to be delivered half in the form of performance-based restricted stock units and half as stock options under the Company’s 2005 Equity Compensation Plan. Each of these programs is discussed in more detail later in this Compensation Discussion and Analysis.

Market Benchmarking.  We compete against a broad array of companies for executive talent. Accordingly, each year we benchmark our base salary and annual and long-term incentive opportunities against selected peer companies.

For 2006, companies were selected to be in the peer groups based on their direct business, business strategy or size. Companies in the large general industry group were representative companies across a broad array of sectors who, when taken as a whole, had median revenues comparable to JCPenney. Companies in the retail/wholesale group represented a broad array of companies across the general industry sector within which we compete. Select retail companies were a subset of the broad retail/wholesale group and represented a select group of retailers having similar revenue and employee bases. The high brand value group represented a select group of retail and consumer goods companies recognized as leaders in growth and/or brand strategies. In 2006, all pay elements, including total compensation, were benchmarked relative to peer groups, which included:

•	Large general industrials — companies across multiple industries with annual revenues of $10+ billion — median revenue for this peer group was $19.9 billion; median market capitalization was $24.1 billion; and median total employees was 53,600;

•	Retail/Wholesale companies — median revenue for this peer group was $4.2 billion; median market capitalization was $4.5 billion; and median total employees was 28,800;

•	Select retail companies — retail organizations with annual revenues of $10+ billion that are comparable in terms of market capitalization and employee population — median revenue for this peer group was $18.0 billion; median market capitalization was $18.5 billion; and median total employees was 123,650; and

•	High brand value companies — retail and consumer goods companies with comparable annual revenues, market capitalization and employee population — median revenue for this peer group was $11.3 billion; median market capitalization was $27.7 billion; and median total employees was 55,000.

The summary statistics listed above were compared to the Company at $18.4 billion revenue, $12.1 billion market capitalization and 151,000 employees.

We did not compare ourselves against specific companies within any one of the peer groups. Rather, comparisons were made against estimated market pay levels, represented by the median of each peer group.

The Committee was provided market pay data obtained by Towers Perrin for each of the peer groups. In setting the compensation of each named executive officer, the Committee made its own determination as to the relevance of data for each peer group, considering (i) the transferability of managerial skills, (ii) the relevance of the named executive officer’s experience to other potential employers, and (iii) the readiness of the named executive officer to assume a different or more significant role either within the Company or with another organization.

For 2006, the peer groups used by the Committee comprised the following companies:

Large General Industrials:	• Accenture	• Anheuser-Busch
• 3M	• Aetna	• BP
• 7-Eleven	• Alcoa	• Bank of America
• A&P	• Allstate	• BellSouth
• AIG	• Altria Group	• Best Buy
• ARAMARK	• Amerada Hess	• Boeing
• AT&T	• American Electric Power	• Bristol-Myers Squibb
• Abbott Laboratories	• Amgen	• Bunge

• Burlington Northern Santa Fe	• International Paper	• Textron
• CHS	• John Hancock	• Time Warner
• CIGNA	• Johnson & Johnson	• U.S. Bancorp
• CVS Pharmacy	• Johnson Controls	• Union Pacific
• Capital One Financial	• Kaiser	• United Airlines
• Cardinal Health	• Kimberly-Clark	• United Parcel Service
• Caterpillar	• Kraft Foods	• United States Steel
• Cendant	• Lear	• United Technologies
• Chevron	• Lockheed Martin	• UnitedHealth
• Circuit City	• Loews	• UnumProvident
• Cisco Systems	• MCI Inc.	• Valero Energy
• Coca-Cola	• Manpower	• Verizon
• Colgate-Palmolive	• Marathon Oil	• Verizon Wireless
• ConAgra Foods	• Marriott International	• Viacom
• ConocoPhillips	• Masco	• Visteon
• Constellation Energy	• May Department Stores	• Wachovia
• Costco Wholesale	• McDonald’s	• Walt Disney
• Countrywide Financial	• McKesson	• Washington Mutual
• DIRECTV Group	• Medco Health Solutions	• Wells Fargo
• Dell	• Merck	• Weyerhaeuser
• Dominion Resources	• MetLife	• Xerox
• Dow Chemical	• Microsoft	Retail/Wholesale Companies:
• DuPont	• Motorola	• 24 Hour Fitness
• Duke Energy	• NIKE	• 7-Eleven
• EDS	• Nextel Communications	• A&P
• Eastman Kodak	• Northrop Grumman	• Ann Taylor Stores
• Edison International	• Northwestern Mutual	• Applebee’s International
• Eli Lilly	• Novartis	• Best Buy Co., Inc.
• Emerson Electric	• Occidental Petroleum	• Big Lots
• Entergy	• Office Depot	• Brown Shoe
• Exelon	• Oracle	• Children’s Place
• ExxonMobil	• PACCAR	• Circle K
• FPL Group	• PacifiCare Health Systems	• Circuit City
• Fannie Mae	• Pacific Gas & Electric	• COACH
• FedEx	• PepsiCo	• Columbia Sportswear
• Federated Department Stores	• Pfizer	• Costco Wholesale
• First Data	• Procter & Gamble	• CVS Pharmacy
• FirstEnergy	• Progressive	• Crown Castle
• Ford	• Prudential Financial	• Darden Restaurants
• Gap	• Public Service Enterprise	• Dick’s Sporting Goods
• General Dynamics	• Pulte Homes	• Eddie Bauer
• General Electric	• Qwest	• Federated Department Stores
• General Mills	• Raytheon	• FedEx Kinko’s
• General Motors	• SBC Communications	• Foot Locker
• Georgia-Pacific	• Sanofi-Aventis	• Gap
• Gillette	• Sara Lee	• H&R Block
• GlaxoSmithKline	• Schlumberger	• Hannaford
• Goodyear Tire & Rubber	• Sears Holding Corp	• Harley-Davidson
• HCA Healthcare	• Shell Oil	• Home Depot
• Hartford Financial Services	• Southern Company	• J. Crew
• Health Care Services	• Sprint	• Kohler
• Health Net	• St. Paul Travelers	• L.L. Bean
• Hewlett-Packard	• Staples	• Lands’ End
• Home Depot	• Sun Microsystems	• Levi Strauss
• Honeywell	• Sunoco	• Limited
• Humana	• Target	• Longs Drug Stores
• IBM	• Tesoro	• Linens ’n Things
• Intel	• Texas Instruments	• May Department Stores

• Musicland Group	• Williams-Sonoma	• Avon Products Inc.
• NIKE	• Zales	• Coca-Cola Co (The)
• Office Depot		• Colgate-Palmolive Co
• Papa Johns	Select Retail Companies:	• Disney (Walt) Co
• Phillips-Van Heusen	• Best Buy Co., Inc.	• General Mills Inc.
• Polo Ralph Lauren	• Costco Wholesale Corp	• Gillette Co
• Raley’s Superstores	• CVS Corp	• Kellogg Co
• Ross Stores	• Federated Department Stores, Inc.	• Kimberly-Clark Corp
• Sears	• Gap, Inc. (The)	• Kraft Foods Inc.
• Sports Authority	• Home Depot Inc. (The)	• Marriott International Inc.
• Staples	• Limited Brands Inc.	• McDonald’s Corp
• Starbucks	• May Department Stores	• Nike Inc
• Target	• Sears Holdings Corp	• PepsiCo Inc
• Tiffany	• Staples Inc.	• Starbucks Corp
• TruServ	• Target Corp	• Starwood Hotels & Resorts
• United Rentals		Worldwide
• United Stationers	High Brand Value Companies:	• Yum! Brands
• Warnaco	• Apple Computer Inc
• Whole Foods Market

As part of the annual review process, the Committee reviews the peer groups being used and the companies in the peer groups.

For 2007, the Committee has determined that the following companies will constitute the peer group for benchmarking purposes:

• Apple Computer Inc	• Home Depot Inc. (The)	• PepsiCo Inc
• Best Buy Co., Inc.	• Kellogg Co	• Sears Holdings Corp
• Colgate-Palmolive Co	• Kimberly-Clark Corp	• Staples Inc.
• Costco Wholesale Corp	• Kohl’s Corp	• Starbucks Corp
• CVS Corp	• Kraft Foods Inc	• Starwood Hotels & Resorts Worldwide
• Disney (Walt) Co	• Limited Brands Inc..	• Target Corp
• Federated Department Stores, Inc.	• Lowe’s Cos Inc.	• Walgreen Co
• Gap, Inc. (The)	• Marriott International Inc.
• General Mills Inc.	• McDonald’s Corp
• Nike Inc

These companies represent a combination of select retail and high brand value companies with median revenues of $21 billion and an average employee count of 138,000.

Tax Deductibility.  Section 162(m) of the Internal Revenue Code (Code) places a limit of $1,000,000 on the amount of compensation that we may deduct in any given year with respect to the CEO and each of our four other most highly paid executive officers serving as of the end of the last fiscal year for whom compensation is required to be reported in the Company’s proxy statement. There is an exception to the $1,000,000 limitation for performance-based compensation meeting certain requirements. Our stock option awards and performance-based restricted stock unit awards generally are performance-based compensation meeting those requirements and, as such, are typically fully deductible. Our annual base salary and cash incentive compensation is generally subject to the Section 162(m) deduction limitations. To maintain flexibility in compensating executive officers in view of the overall objectives of our compensation program, the Human Resources and Compensation Committee has not adopted a policy requiring that all compensation be tax deductible.

Financial Restatement.  As noted above, one of the objectives of our compensation program is to make a substantial portion of compensation dependent on the Company’s overall financial performance. In the event of a financial restatement arising out of willful actions or gross negligence, the Human Resources and Compensation Committee would determine the appropriate action, which could include requiring relinquishment of previously awarded equity-based incentive compensation and/or repayment of previously paid cash compensation.

What are the Principal Elements of our Compensation Program?

There are three principal components of our executive compensation program:

•	Base salary;
•	Annual cash incentive awards; and
•	Long-term incentive awards, currently delivered in the form of equity awards.

In keeping with the objectives of the compensation program, the majority of the compensation opportunity for our executive officers is based on performance. At a target level of performance and payout, on average, 70% of the named executive officers’ total direct compensation is at-risk. At a target level of performance, the plans are designed to reward executives with pay that is competitive with the 50th percentile of the market. The plans are leveraged in such a way that outstanding performance results in pay that is well above the 50th percentile of the market and poor performance could result in an executive’s annual cash incentive and 50% of his or her long-term equity award being as little as zero. We believe that the combination of annual cash incentive awards and long-term incentive awards strikes the appropriate balance between the near-term focus on Company sales and profitability and the long-term focus on stockholder value creation.

Base Salary.  In keeping with our Long Range Plan strategy of making JCPenney a great place to work, and the related initiative of attracting and retaining the best people in retail, we pay base salaries that are competitive based on market data for comparable positions at companies in our peer groups. We review base salaries, which are benchmarked against median market data for the position, annually. Once base salary has been fixed, it does not change based on Company performance. Merit increases, when approved, are intended to reward individual performance consistent with our WINNING TOGETHER Principle of paying for performance, as well as to ensure that the individual’s base salary remains competitive for the position based on the skill, knowledge, effort, and responsibility needed to perform the job successfully. The Summary Compensation Table presents the named executive officers’ actual salaries for 2006.

Annual Cash Incentive Awards.  Annual cash incentive compensation is determined and paid pursuant to our Management Incentive Compensation Program. This component of the overall compensation program provides named executive officers as well as other management associates the opportunity to earn cash awards based on the achievement of specified Company and individual goals for the year. For the named executive officers, the program provides that 50% of the award is based on individual performance and 50% is based on Company performance in relation to pre-established goals. Awards are paid in the year following the year in which they are earned.

Each participant in the program has a “target incentive opportunity,” which is a percentage of the individual’s base pay and is based on the range of competitive market data for the position. For 2006, the target incentive opportunities for the named executive officers ranged from 50% to 100% of base salary. For the named executive officers other than the CEO, the target incentive opportunity is set by the Human Resources and Compensation Committee based upon its evaluation of the recommendations of the CEO. The target incentive opportunity for the CEO is set by the independent directors of the Board.

For both the individual and Company performance components of the award, performance goals are established at the beginning of the fiscal year. At the end of the fiscal year, a payout factor is calculated for each component. In both cases, the factor can range from 0 to 200% of the target incentive opportunity. The payout factor for the individual component is based on the individual’s performance measured against the participant’s individual goals. The payout factor for the Company component is based on the Company’s actual results in relation to its goals for sales and operating profit (which is defined for this purpose as earnings from continuing operations before interest, income taxes, the change in the LIFO reserve (year-over-year), and real estate and other non-operating charges/credits) that were set at the beginning of the year.

The final payout is determined pursuant to the following calculation:

Total Payout = (50% × target incentive opportunity × Individual Payout Factor) + (50% × target incentive opportunity × Company Payout Factor).

Set forth below are the 2006 payout factors for the Company component of the annual cash incentive award.

Management Incentive Compensation Program
2006 Payout Factors

Sales				Operating Profit
Results			Weighted	Results			Weighted
Against	% + /−	Payout	Payout	Against	% + /−	Payout	Payout
Plan	Plan	Factor	Factor	Plan	Plan	Factor	Factor

103.0%	3.0%	200%	100%	110%	10%	200%	100%
102.7%	2.7%	190%	95%	109%	9%	190%	95%
102.4%	2.4%	180%	90%	108%	8%	180%	90%
102.1%	2.1%	170%	85%	107%	7%	170%	85%
101.8%	1.8%	160%	80%	106%	6%	160%	80%
101.5%	1.5%	150%	75%	105%	5%	150%	75%
101.2%	1.2%	140%	70%	104%	4%	140%	70%
100.9%	0.9%	130%	65%	103%	3%	130%	65%
100.6%	0.6%	120%	60%	102%	2%	120%	60%
100.3%	0.3%	110%	55%	101%	1%	110%	55%
100.0%	0%	100%	50%	100%	0%	100%	50%
99.5%	−0.5%	90%	45%	99%	−1%	90%	45%
99.0%	−1.0%	80%	40%	98%	−2%	80%	40%
98.5%	−1.5%	70%	35%	97%	−3%	70%	35%
98.0%	−2.0%	60%	30%	96%	−4%	60%	30%
97.5%	−2.5%	50%	25%	95%	−5%	50%	25%
97.0%	−3.0%	40%	20%	94%	−6%	40%	20%
96.5%	−3.5%	30%	15%	93%	−7%	30%	15%
96.0%	−4.0%	20%	10%	92%	−8%	20%	10%
95.5%	−4.5%	10%	5%	91%	−9%	10%	5%
95.0%	−5.0%	0%	0%	90%	−10%	0%	0%

A minimum level of Company operating profit performance is required in order to receive a payout. A Company operating profit result of 90% or less against plan will result in a zero payout for the Company performance component of the award, regardless of the sales performance.

For 2006, the Company Payout Factor was 161.5%, as compared to 155% in 2005 and 160% in 2004. The Company Payout Factor, which determines half of the total annual cash incentive award, was determined on the basis of the Company exceeding its sales plan by 1.3% and exceeding its operating profit plan by 8%, reflecting that the Company is well ahead of schedule on its goals under the Long Range Plan.

For 2006, the Company’s performance was:

				Weighted
			% +/−	Payout
Measure	Plan	Actual	Plan	Factor

Sales	$19,651,189,000	$19,902,947,000	1.3	71.5%
Operating Profit	$1,733,692,000	$1,872,011,000	8.0	90.0%

The Individual Payout Factor, which determines the other half of the incentive award, ranged from 190% to 200% for the named executive officers based on their individual performance in relation to pre-established goals.

The actual payouts for 2006 for each of the named executive officers are presented in the Summary Compensation Table under the column “Non-Equity Incentive Plan Compensation.” The range of payouts for each of the named executive officers is presented in the Grants of Plan-Based Awards table.

Long-Term Incentive Awards.  Long-term incentive awards are made under our 2005 Equity Compensation Plan. This plan provides equity-based awards to eligible associates, including the named executive officers, other Company officers, senior management associates, and store managers. We provide long-term incentive awards to promote both our 2005 — 2009 Long Range Plan strategy of making the Company a leader in performance and execution and our WINNING TOGETHER Principle of paying for performance. Generally, whether an associate receives an award and the size of the award are a function of the associate’s position and performance.

Long-term incentive awards currently include:

•	Performance-based restricted stock unit awards; and
•	Stock options.

As of March 14, 2007, performance-based restricted stock unit awards covering 361,974 shares of common stock and non-qualified stock options covering 1,431,842 shares of common stock at an option price of $78.50 per share (the closing price of the Company’s common stock on the date of grant) were granted to 1,630 management associates of the Company.

The number of performance units and stock options awarded to each participant is based on a predefined target “equity dollar value” for the participant. The target equity dollar value for each participant is determined by the participant’s position, taking into consideration competitive market data for comparable positions at companies in our peer groups and the Company’s overall equity plan budget for the year.

Consistent with our objective of rewarding individual results, the actual equity dollar value that a participant receives at grant is based on the participant’s performance and future potential. In 2006, the actual equity dollar value at grant for each participant generally ranged from 80% to 120% of the target equity dollar value based on individual performance for the previous year. For 2007, the range was expanded to 0 to 150% of the target equity value to give managers greater flexibility in differentiating the size of individual awards based on the participant’s performance and long-term potential. Participants receive 50% of their actual equity dollar value in performance-based restricted stock units and 50% in stock options. We believe a 50/50 split between performance units and options best balances the near-term focus on Company profitability reflected in the performance-based restricted stock units with the long-term focus on stockholder value creation for the stock options. For purposes of determining the actual number of stock options to be granted, we divide 50% of the equity dollar value by the fair value of a stock option on the date of grant, which is calculated pursuant to a binomial lattice model, which is the same model used for purposes of measuring compensation expense for stock options in the Company’s financial statements.

  Performance-Based Restricted Stock Units.  Performance-based restricted stock units are granted to reward both individual performance and Company performance (based on earnings per share). The number of performance units granted is a target award which may increase or decrease based on the extent to which the Company achieves the performance measurement established by the Human Resources and Compensation Committee at the beginning of the performance cycle, which is our fiscal year. If the Company experienced poor performance for the performance cycle, the number of performance units earned for that fiscal year could be as few as zero. At the end of the fiscal year, the percent of the target award earned is determined pursuant to a payout matrix that the Committee has established.

The payout matrix sets forth a range of payout percentages relative to the Company’s actual results for the fiscal year. For 2006, the performance measurement was earnings per share (defined as diluted per common share income from continuing operations, excluding any unusual and/or extraordinary items identified by the Committee) and the payout percentages under the payout matrix ranged from 0 to 200%. For participants to receive 100% of the target award for 2006, the Company had to generate earnings per share of $4.26 for the fiscal year, which represented an 11.2% increase over 2005 earnings per share.

2006 Performance Unit Award Payout Matrix

		Plan
	2006	Payout
	EPS	%

Maximum	$4.69	200.0%
	$4.65	190.7%
	$4.60	179.1%
	$4.55	167.4%
	$4.50	155.8%
	$4.45	144.2%
	$4.40	132.6%
	$4.35	120.9%
	$4.30	109.3%
Target	$4.26	100.0%
	$4.20	91.8%
	$4.15	84.9%
	$4.10	78.1%
	$4.05	71.2%
	$4.00	64.4%
	$3.95	57.5%
	$3.90	50.7%
	$3.85	43.8%
	$3.80	37.0%
	$3.75	30.1%
	$3.70	23.3%
	$3.65	16.4%
	$3.60	9.6%
	$3.55	2.7%
Threshold	$3.53	0.0%

Fiscal 2006 earnings per share was $4.88, which generated a payout of 200% of the target award. As with the Company Payout Factor under the Management Incentive Compensation Program, the performance unit payout for fiscal 2006 reflected that the Company is well ahead of schedule on its goals under the Long Range Plan.

Once the performance cycle ends, the actual performance units earned are then subject to additional time-based vesting requirements. One-third of the earned award vests on each of the first three anniversaries of the grant date provided that the participant remains continuously employed with the Company during that time. In addition, following the end of the performance cycle, dividend equivalents accrue on any outstanding unvested performance units. Upon vesting, the performance units and related dividend equivalents are paid out in shares of JCPenney common stock.

  Stock Options.  Stock options are awarded with an exercise price equal to the fair market value of JCPenney common stock on the date of grant. Accordingly, stock options have value to the recipient only if the market price of the common stock increases after the date of grant. The stock option awards, which are also granted to reward individual performance and future potential, are intended to align the executives’ interests with those of our stockholders.

Under the 2005 Equity Compensation Plan, fair market value was defined as the opening price of JCPenney common stock on the date of grant. In December 2006, the Company’s Board of Directors amended the plan to provide that fair market value is defined as the closing price of JCPenney common stock on the date of grant.

The stock options vest annually over a three year period provided that the participant remains continuously employed with the Company during that time and generally expire ten years after the date of grant.

  Additional Awards.  The Company may grant additional equity awards to recognize increased responsibilities or special contributions, to attract new hires, to retain associates or to recognize certain other special circumstances.

In 2006, the Human Resources and Compensation Committee approved special equity awards for the following named executive officers:

•	Ms. West — In connection with joining the Company and forfeiting equity upon leaving her previous employer, on July 31, Ms. West received a one-time award of 47,356 restricted stock units and 269,929 non-qualified stock options with an exercise price of $63.35. Both awards vested when Ms. West’s employment with the Company was terminated in accordance with the terms of her Executive Termination Pay Agreement.

•	Mr. Hicks — On August 1, Mr. Hicks was granted 29,904 non-qualified stock options with an exercise price of $62.50. These options vest equally over three years from the date of grant. The award was made to bring Mr. Hicks up to a more competitive level of long-term incentive for the year based on external competitive data and relative position within the Company.

In 2007, the Human Resources and Compensation Committee approved special one-time restricted stock unit awards for Mr. Hicks and Mr. Theilmann in the amount of 19,108 units and 9,554 units, respectively. Both awards vest 50% on the third anniversary of the grant date, 25% on the fourth anniversary of the grant date, and 25% on the fifth anniversary of the grant date. These awards were approved in recognition of Mr. Hicks’ and Mr. Theilmann’s contributions to the Company’s success last year and to help retain these individuals in the future.

For awards outstanding for each of the named executive officers, see the Outstanding Equity Awards at Fiscal Year-End table. Actual awards vesting, earned or exercised during the fiscal year are presented in the Option Exercises and Stock Vested table.

Equity Award Grant Policy.  The Human Resources and Compensation Committee has adopted a Policy Statement which sets forth its practices regarding the timing of, and approval process for, equity awards.

Grant	Grant Date

Annual grant	Third full trading date after Committee approval (occurs in first quarter of the fiscal year)
Off-cycle grants other than to new hires	Third full trading date following public release of earnings for the fiscal quarter in which the award is approved
Off-cycle grants for new hires	Third full trading date following the public release of earnings for the later of the fiscal quarter in which (a) the award is approved or (b) the associate’s employment with the Company begins

The Committee also adheres to the following approval policies in making equity awards to associates:

•	Equity awards to the CEO must be approved by the independent directors of the Board.
•	Equity awards to executive officers other than the CEO, including new hires, must be approved by the Committee.
•	The annual grant of equity awards to associates must be approved by the Committee.
•	The authority to approve equity awards to new hires who are not executive officers has been delegated by the Committee to the CEO.
•	The authority to approve off-cycle equity awards to associates who are not executive officers has been delegated by the Committee to the CEO.

Stock Ownership Goals.  JCPenney strives to align pay with the long term interest of stockholders. On February 27, 2007, the Human Resources and Compensation Committee recommended and the Board of

Directors adopted formal stock ownership goals for senior executives of the Company. The stock ownership goals specify that, within a five-year period, executives should attain an investment position in Company stock of the following:

•	CEO: five times base salary
•	President and Chief Merchandising Officer: three times base salary
•	Executive Vice Presidents: one times base salary
•	Senior Vice President serving on the Executive Board: one times base salary

In addition to directly owned stock, shares held in Company qualified and non-qualified savings plans are included in calculating ownership levels. Unvested awards and unexercised stock options do not count toward the ownership goals.

What are our Other Compensation Program Elements?

In addition to the three principal components of our compensation program, we also offer the following to our executive officers:

•	Retirement benefits
•	Deferred compensation plan
•	Health and welfare benefits, including medical and dental benefits, vacation, and group term life insurance benefits
•	Change in control arrangements
•	Severance arrangements
•	Perquisites.

Retirement Benefits.  We provide certain retirement benefits to our associates that are designed to help us achieve our Long Range Plan strategy of making JCPenney a great place to work by attracting and retaining the best people in retail. As with the principal components of our compensation program, our retirement benefits are intended to provide an industry competitive level of benefits based on the skill, knowledge, effort, and responsibility required to perform the job successfully.

Until January 1, 2007, the primary retirement income vehicle we provided was a tax-qualified defined benefit Pension Plan (Pension Plan), which was intended to provide retirement income to all eligible associates. In addition, we maintain a nonqualified “excess” defined benefit plan (Benefit Restoration Plan or BRP) that provides benefits to associates whose Pension Plan benefits may be limited by Internal Revenue Code limits. Effective January 1, 2007, the Pension Plan and BRP were closed to new associates in recognition that defined benefit pension plans are becoming less common in the retail industry and that many new associates place a premium on portability of retirement benefits. Accordingly, for associates hired after December 31, 2006, including executive officers of the Company, the Pension Plan and BRP benefits have been replaced by a new retirement account, which is a component of both our qualified defined contribution 401(k) plan (Savings Plan) and our non-qualified defined contribution plan (Mirror Savings Plan), in which the Company contributes an amount equal to 2% of the participant’s annual pay after one year of service. Participating associates will be fully vested in this retirement account after three years of service.

As of the date of this Proxy Statement, Mr. Cavanaugh is the only named executive officer who is vested in the Pension Plan and BRP. Mr. Ullman, Mr. Hicks, Mr. Theilmann, and Ms. Bober participate in both the Pension Plan and BRP, however, they have not yet vested in their respective benefits under these plans. Ms. West’s employment was terminated before she met the service requirement to begin to accrue benefits under the Pension Plan and BRP.

The estimated lump sum value of retirement benefits are quantified in detail in the Pension Benefits table. The change in actuarial value of the lump sum amount is presented in the Summary Compensation Table.

  Pension Plan.  As noted above, the Pension Plan is a tax qualified defined benefit plan intended to provide retirement income to all eligible associates. To be eligible to participate in the Pension Plan an associate must:

•	have been hired or rehired before January 1, 2007,
•	be employed at least one year,
•	have 1,000 hours of service, and
•	be at least age 21.

To be vested in a Pension Plan benefit a participant must be employed for at least five years or attain age 65.

The normal retirement age under the Pension Plan is age 65. The normal retirement benefit formula in the Pension Plan is equal to:

•	the average of the participant’s highest five consecutive full calendar years of pay (including salary and incentive compensation actually paid during that year), out of the last ten years of service (average final pay) times 0.75%, plus
•	0.50% of the participant’s average final pay that exceeds the average of the Social Security taxable wage bases in effect for each calendar year during the 35 year period ending on December 31 of the year an associate reaches the Social Security retirement age, multiplied by
•	The participant’s years of credited service up to 35 years.

Once a participant has at least 25 years of credited service, he or she is eligible for an additional Pension Plan retirement benefit, equal to 0.25% of his or her average final pay times his or her years of credited service exceeding 25 years, up to a maximum of 10 years.

The above formula computes a benefit intended to be payable for the participant’s life. The primary form of benefit for a single participant is a single life annuity and for a married participant is a 50% qualified joint and survivor annuity. Other annuity benefit payment options are also available. A single life annuity provides a greater annual benefit amount paid over a shorter period of time than a 50% qualified joint and survivor annuity. All benefit payment option forms are actuarially equivalent. The Pension Plan does not provide a lump sum payment unless the monthly benefit amount from the Pension Plan is $100 or less.

Mr. Cavanaugh is the only named executive officer eligible for an early retirement benefit under the Pension Plan since he has attained age 55 and has at least 15 years of service. The Pension Plan early retirement benefit is the normal retirement benefit computed above reduced by:

•	0.3333% for each month between the ages of 65 and 60; and
•	0.4176% for each month between the ages of 60 and 55,

that the participant begins to receive the early retirement benefit.

  Benefit Restoration Plan.  The BRP is a non-qualified excess defined benefit plan that provides retirement income to eligible associates whose Pension Plan benefit is limited by Code limits on compensation ($220,000 for 2006) or maximum annual benefits ($175,000 for 2006). For 2007, these limits have been increased to $225,000 and $180,000, respectively.

The BRP uses the same eligibility, years of credited service, vesting, formula, early retirement reductions and retirement age criteria found in the Pension Plan. The excess benefit over the Code imposed limits in the Pension Plan is paid from the BRP.

The formula computes a benefit intended to be payable for the participant’s life. The primary form of benefit is the same benefit payment form selected under the Pension Plan. A five year annual installment option, not available under the Pension Plan, is also available under the BRP, which produces a higher annual payment than a single life annuity or a qualified joint and survivor annuity. As with the Pension Plan, all benefit payment option forms are actuarially equivalent. The BRP does not provide for a lump sum payment unless the combined monthly benefit amount from the Pension Plan and BRP is $100 or less, or a change in control has occurred. Under the terms of the BRP, the Company is required to set up a funded trust upon a change in control.

The BRP includes the same early retirement benefit provisions as are contained in the Pension Plan. As with the Pension Plan, Mr. Cavanaugh is the only named executive officer eligible for an early retirement benefit under the BRP.

If employment terminates for cause, all BRP benefits are forfeited.

  Supplemental Retirement Program.  For eligible associates hired on or before December 31, 1995, we maintain an additional non-qualified benefit plan through the Supplemental Retirement Program for Management Profit-Sharing Associates (SRP). The SRP was designed to allow eligible management associates to retire at age 60 with retirement income comparable to the age 65 benefit provided under the Pension Plan and BRP. At the time of the SRP’s adoption, management associates typically retired at age 60. The SRP was closed to new entrants on December 31, 1995. Mr. Cavanaugh is the only named executive officer eligible for the SRP.

The normal retirement age under the SRP is 60. The SRP calculates the participant’s annual retirement income target amount as a percentage of the participant’s average final earnings, which is the average of the associate’s three full or partial years of highest earnings, taking into account the year of retirement and the previous nine full calendar years of service. Under the SRP, the annual cash incentive award earned, though paid in the following year, is included in each year’s earnings.

The total of the following percentages is used in calculating the SRP retirement income target:

•	3% for the first ten full years of credited service,
•	1% for each of the next 20 full years of credited service, and
•	0.5% for each of the next ten full and partial years of credited service (maximum years of credited service for benefit accrual purposes is 40 years).

To determine the retirement income target, the total of the percentages calculated above is multiplied by final earnings. The retirement income target is then offset by:

•	Pension Plan benefits,
•	BRP benefits,
•	One-half of the participant’s estimated age 62 Social Security benefit, and
•	An annuity based on the market value of the participant’s Savings Plan and Mirror Savings Plan matching contribution accounts.

Since these offsets increase at a faster rate than the SRP formula after age 60, the SRP benefit decreases as the associate approaches age 65. The SRP also provides an age 62 Social Security make-up benefit for associates that retire at or after age 60 but before age 62.

If a participant retires at or after age 60 the participant will receive the higher of the benefit amount computed based on the SRP formula, or the reduction in the Pension Plan and BRP benefit amounts caused by retirement between age 60 and age 65 under those plans.

The SRP formula computes a benefit intended to be payable for the participant’s life. The primary form of benefit payment under the SRP is a single life annuity. All benefit payment options available under the Pension Plan are also available under the SRP. Like the BRP, the SRP offers a five year annual installment payment option. All benefit payment option forms are actuarially equivalent. The SRP does not provide for a lump sum payment unless the monthly benefit amount is less than $100 or a change in control has occurred. Under the terms of the SRP, the Company is required to set up a funded trust upon a change in control.

The SRP also provides a temporary term life insurance benefit for a participant who retires on or after age 60. Generally, the life insurance coverage amount equals the total of the participant’s base salary and incentive compensation amounts for a plan year. JCPenney pays the premium for this policy. This life insurance coverage reduces 10% per year at age 60 and then ends at age 70.

The SRP also provides an early retirement benefit for associates between ages 55 and 60 with at least 15 years of service. Mr. Cavanaugh is currently eligible for this benefit. The early retirement benefit is determined by reducing the annual retirement income target percentage by 0.3333% per month for each month between the participant’s retirement date and the first day of the month that the participant would turn age 60.

If employment terminates for cause, all SRP benefits are forfeited.

Deferred Compensation.  We provide the Savings Plan as well as the Mirror Savings Plan as part of a competitive package of benefits designed to help us achieve our Long Range Plan strategy of making JCPenney a great place to work and the related initiative of attracting and retaining the best people in retail. Both the Savings Plan and Mirror Savings Plan offer eligible associates the opportunity to defer a portion of their base salary and annual cash incentive compensation as a means of saving for retirement and provide for Company matching contributions on participant contributions.

  Savings Plan.  The Savings Plan is a qualified defined contribution plan which provides all eligible associates, including the named executive officers, the opportunity to defer a portion of their base salary and annual cash incentive compensation as a means of saving for retirement. The Savings Plan generally allows associates to contribute up to 20% of their compensation up to the compensation limit imposed by the Code. For the named executive officers as well as other associates earning more than the compensation limit imposed by the Code, contributions to the Savings Plan are capped at 6% on a pre-tax basis and 2% after tax. For these individuals, the Company provides the Mirror Savings Plan as an additional vehicle for saving for retirement.

For 2006, the Company made a matching contribution of $0.88 per dollar deferred up to a maximum of 6% of deferrals to the Savings Plan in March 2007 based on the Company’s fiscal year end profits. For 2007, the Company match is $0.50 per dollar deferred up to a maximum of 6% of deferrals to the Savings Plan and is credited each pay period. The Company may make additional discretionary matching contributions.

For Company contributions made for Plan Years prior to 2007, participants vest in the JCPenney matching contribution and related investment earnings at a rate of 20% per year of service. For Company contributions made for Plan Years 2007 and after, participants become 100% vested in the match after three years of service.

  Mirror Savings Plan.  The Mirror Savings Plan is a non-qualified defined contribution plan which provides associates earning more than the Code compensation limit for qualified savings plans (such as the Savings Plan) the opportunity to defer a portion of their base salary and incentive compensation exceeding the compensation limit as a means of saving for retirement. Accordingly, associates, including named executive officers, earning more than the compensation limit may defer up to 14% of their salary and annual incentive compensation below the Code compensation limit ($220,000 for 2006, $225,000 for 2007) and up to 75% of their compensation above the Code compensation limit through the Mirror Savings Plan.

As with the Savings Plan, for 2006, the Company’s matching contribution on participant deferrals to the Mirror Savings Plan was $0.88 per dollar deferred up to a maximum of 6% of deferrals on compensation over $220,000. For 2007, the Company match is $0.50 per dollar deferred up to a maximum of 6% of deferrals on compensation over $225,000 and is credited each pay period. The Company may make additional discretionary matching contributions.

For Company contributions made for Plan Years prior to 2007, participants vest in the JCPenney matching contribution and related investment earnings at a rate of 20% per year of service. For Company contributions made for Plan Years 2007 and after, participants become 100% vested in the match after three years of service.

Generally, all unvested matching contributions are forfeited when the participant terminates employment. The Mirror Savings Plan, like the Savings Plan, provides that all matching contributions are immediately vested and non-forfeitable if a participant terminates employment due to:

•	Retirement at age 65
•	Retirement at age 60, if the participant was eligible to participate in the Savings Plan before 1989

•	Qualifying for Social Security disability benefits while working for the Company,
•	The work unit or type of work the associate was doing being discontinued (as determined by the Company), or
•	Death.

Deferrals are credited to the participant’s Mirror Savings Plan account and invested according to the participant’s investment election. For 2006, the Company matching contribution was credited to the participant’s account and invested in the Penney Common Stock Fund. Beginning in 2007, the match is credited to the participant’s account and invested according to the participant’s investment elections. Earnings on the balance in the participant’s Mirror Savings Plan accounts are based on hypothetical investments in the same funds offered under the Savings Plan.

During the last fiscal year one or more of the named executive officers participating in the Mirror Savings Plan elected to invest their Mirror Savings Plan account balances in the following funds:

One Year Average Rate of
Fund	Return as of Fiscal Year End

Penney Common Stock Fund	49.37%
Aggressive Fund	16.43%
Interest Income Fund	4.60%
S&P 500 Fund	14.85%
Moderate Fund	12.40%
Russell 1000 Growth Fund	10.09%
Horizon Fund	7.43%
Conservative Fund	12.62%
Intermediate Bond Fund	3.95%
T. Rowe Price Blue Chip Growth Fund	9.46%
Vanguard Growth Equity Fund	4.26%
Vanguard Equity Income Fund	19.66%
T. Rowe Price Small-Cap Stock Fund	8.75%
T. Rowe Price Small-Cap Value Fund	11.37%

Participants can change their investment elections daily.

Generally, a Mirror Savings Plan participant can only receive a distribution following a hardship withdrawal event (as defined under the Code), a change in control, or termination of employment. The primary form of payment under the Mirror Savings Plan is a five year annual installment. Payments in not more than 15 substantially equal annual installments and a lump sum distribution option are also available. No withdrawals or distributions were taken during the year by any of the named executive officers. Under the terms of the Mirror Savings Plan, the Company is required to set up a funded trust upon a change in control and all subsequent deferrals to the Mirror Savings Plan automatically cease.

Details about the Mirror Savings Plan, including accumulated balances for the named executive officers, are presented in the Nonqualified Deferred Compensation table.

Health and Welfare Benefits.  Our executive officers are entitled to participate in active associate health and welfare benefit plans, including medical, dental, group term life insurance, and disability insurance, on the same terms and conditions as those made available to associates generally. The Company also provides a retiree life insurance benefit. Retirees are eligible to receive group term life insurance. We provide these benefits as part of a competitive package of health and welfare benefits in an effort to attract and retain the best people in retail consistent with our Long Range Plan strategy of making JCPenney a great place to work.

For eligible associates hired before January 1, 2002, we also provide retiree medical and dental benefits. Under this program, the Company pays a portion of the premium for post-retirement medical coverage up to age 65. The Company does not pay any portion of the premium for post-retirement dental coverage. Mr. Cavanaugh is the only named executive officer eligible for retiree medical and dental benefits.

Vacation Pay.  We provide paid vacation time to our associates as part of a competitive package of benefits designed to promote our Long Range Plan strategy of making JCPenney a great place to work. Under the Company’s paid time off policies, earned but unused paid time off hours are paid to an associate who terminates employment for any reason. Associates participating in the Company’s paid time off policy in effect before January 1, 2004 are also entitled to receive a lump sum cash payment in respect of additional paid time off hours if they terminate employment due to retirement, permanent or total disability, a permanent reduction in force, a qualified unit closing, death, or if they terminate for any reason at the end of the calendar year.

The amount of compensation to be received in respect of such additional paid time off is based on the associate’s length of service and month of termination. This amount is calculated using the associate’s current salary computed as an hourly rate times the number of hours included as additional paid time off.

Change in Control Plan and Termination Pay Agreements.

  Change in Control Plan.  In recognition of the degree of consolidation within the retail industry and to enable our executives to focus their efforts on the Company and fulfillment of the Long Range Plan, on March 21, 2006, the Company’s Board approved a Change in Control Plan. This plan, which was evaluated by the Human Resources and Compensation Committee and its independent consultant prior to being recommended to the Board for approval, provides benefits to the Company’s executives if their employment is terminated (actual or constructive) within two years of the occurrence of a change in control of the Company. To receive benefits under the plan, the executive’s employment must be terminated either by the Company for any reason other than death, disability or for cause or by the executive for Good Reason, which consists of:

•	A reduction in the executive’s base salary or target annual cash incentive opportunity;
•	Involuntary relocation;
•	An adverse change in the executive’s duties or responsibilities; or
•	Failure of the Company to continue a material benefit in which the executive participated prior to the occurrence of the change in control, unless replaced by a substantially equivalent benefit.

For purposes of the plan, cause includes the failure of the executive to substantially perform the duties of his or her job, failure of the executive to follow Company policy, engagement by the executive in illegal conduct, or gross misconduct injurious to the Company.

The plan provides a three-tiered benefit structure based on the executive’s position within the Company. Tier I participants, which include the CEO and executives reporting directly to the CEO, are entitled to receive cash severance of three times annualized base salary plus target annual cash incentive opportunity (at 100%) at the time of termination. Tier II participants, which include the Company’s Executive Vice Presidents who do not report directly to the CEO, are entitled to receive cash severance of 2.5 times base salary plus target annual cash incentive opportunity at the time of termination. The Tier III participants (Senior Vice Presidents who are members of the Company’s Executive Board) are entitled to receive cash severance of two times annualized base salary plus target annual cash incentive opportunity at the time of termination.

In addition to the cash severance payments, all participants in the plan are entitled to receive the following at the time of termination:

•	Accrued base salary and pay in respect of earned but unused paid time off through the date of termination;
•	Prorated target annual cash incentive compensation for the year of termination (at 100% of the target incentive opportunity at the time of termination) or, if termination occurs on the last day of the fiscal year, the actual annual cash incentive compensation, if greater;
•	A lump sum payment in respect of additional paid time off, if any, under the Company’s paid time off policies;

•	A lump sum payment representing the incremental value of additional years of age and service credited to the executive (equal to the executive’s cash severance multiple) with respect to the BRP, SRP, and Mirror Savings Plan, to the extent the executive participates in some or all of these plans;
•	A lump sum payment representing the Company-financed portion of the premium toward medical, dental, and life insurance coverages for the number of years equal to the applicable cash severance multiple for the executive, grossed-up for federal income taxes; and
•	A lump sum payment of $25,000 toward outplacement and financial counseling services, and, to the extent applicable and allowable by law, reimbursement of legal fees and expenses incurred in defense of the executive’s rights under the plan.

Additionally, participants in the plan are eligible for up to one year of additional age and service credit for purposes of determining retiree eligibility under the Company’s medical, dental, life insurance, and lifetime discount programs. The plan also entitles participants to receive a tax gross-up payment in respect of any excise taxes imposed on the benefits payable under the plan. Benefits under the plan may be reduced to keep benefit payments under the threshold that would trigger an excise tax and gross-up payment.

In addition to the benefits provided by the Change in Control Plan, some of the Company’s other plans and programs, such as the Company’s equity compensation plans, also include specific benefits payable to associates in the event of a change in control of the Company. The benefits payable under the Change in Control Plan are not subject to reduction in the event the executive subsequently finds employment following termination.

  Termination Pay Agreements.  In an effort to attract and retain the best people in retail consistent with our Long Range Plan, the Company also offers each of its Executive Board members, other than the CEO, the right to enter into an Executive Termination Pay Agreement (Termination Pay Agreement) with the Company. The form of the agreement was reviewed and recommended to the Board for approval by the Human Resources and Compensation Committee, and was approved by the Board. The Termination Pay Agreement, which is not an employment agreement, eliminates the need for future employment agreements and is intended to provide the executive with severance benefits in exchange for the executive’s agreement to comply with certain covenants. The benefits payable under these agreements are not available if the executive receives the benefits under the Change in Control Plan.

The primary purpose of the Termination Pay Agreement is to provide for severance benefits in the event of involuntary termination of the executive’s employment without cause. For purposes of the agreement, cause includes:

•	An intentional act of fraud, embezzlement, theft, or other material violation of law;
•	Intentional damage to the Company’s assets;
•	Intentional disclosure of confidential information in violation of the Company’s policies;
•	Material breach of the executive’s obligations under the agreement;
•	Breach of the executive’s duty of loyalty to the Company;
•	Failure of the executive to substantially perform the duties of his or her job (other than as a result of physical or mental incapacity); or
•	Intentional breach of Company policies or willful misconduct by the executive that is in either case materially injurious to the Company.

Since by entering into the Termination Pay Agreement some executives may have foregone benefits available to them under their prior employment agreements, the Termination Pay Agreement also pays certain limited benefits in the event of death or termination due to permanent disability. In such case, the executive will receive a lump sum cash payment as soon as practicable after termination equal to prorated annual incentive compensation for service during the year at 100% of the executive’s target incentive compensation opportunity.

Under the Termination Pay Agreements, if an executive is involuntarily terminated without cause, he or she will receive a lump sum payment for services rendered through the termination date, including accrued base salary and pay in respect of earned but unused paid time off.

Conditioned on execution of a release and expiration of the revocation period under the release, the executive will also receive:

•	A lump sum cash payment equal to annualized base salary plus target annual cash incentive compensation (at 100% of the target incentive opportunity in effect at the time of termination) with respect to a period of (a) 18 months following termination if the executive is an Executive Vice President or higher of the Company, and (b) 12 months following termination if the executive is a Senior Vice President;
•	A lump sum cash payment equal to the prorated annual cash incentive compensation for service during the year of termination at 100% of the executive’s target incentive compensation opportunity at the time of termination;
•	A lump sum payment in respect of additional paid time off, if any, under the Company’s paid time off policies;
•	A lump sum payment representing the Company-financed portion of the premium toward medical, dental, and life insurance coverages for the applicable severance period (18 months for Executive Vice Presidents and 12 months for Senior Vice Presidents), grossed-up for federal income taxes;
•	A lump sum payment of $25,000 toward outplacement and financial counseling services; and
•	Immediate vesting of all long-term incentive stock awards and stock options.

The Termination Pay Agreement also subjects the executive to the following restrictive covenants:

•	Obligation not to disclose confidential or proprietary information of the Company, which continues indefinitely following termination of employment;
•	Obligation to refrain from activities designed to influence or persuade any person not to do business or to reduce its business with the Company, which continues for the applicable severance period following termination of employment;
•	Obligation to refrain from attempting to influence or persuade any of the Company’s employees to leave their employment with the Company and to refrain from directly or indirectly soliciting or hiring employees of the Company, which continues for the applicable severance period following termination of employment; and
•	Obligation not to undertake work for a competing business; which continues for the applicable severance period following termination of employment.

The noncompetition covenant may be waived by the executive; however, he or she must then forego any severance benefits available under the Termination Pay Agreement.

In the event the executive breaches any of the covenants listed above, the Company will not be obligated to make any further payments under the agreement and may seek to recover damages from the executive. For information on potential amounts payable under these plans and programs, see “Potential Payments and Benefits on Termination of Employment.”

Perquisites.  Other than those that we believe are necessary for security reasons or are related to unforeseeable circumstances, our perquisites focus on promoting physical well-being and providing limited financial counseling services both of which are intended to enable our executives to devote their energy and attention to the Company and fulfillment of our Long Range Plan.

For security purposes, the Board of Directors requires the CEO to participate in a Key Associate Protection Program (KAPP), which is intended to safeguard the CEO and members of his immediate family. The KAPP is a program approved by the Company’s Board of Directors as a result of recommendations contained in an independent, third-party security study.

In fiscal 2006, we provided the following benefits to our executives:

  Home Security.  Under the KAPP, the CEO is required to have a home security system in both his principal residence and his family’s principal residence, monthly fees and associated expenses of which are paid by the Company. Because these costs are incurred as a result of the recommendations contained in the independent, third-party security study, they are not charged as income to the CEO for tax purposes. For total compensation purposes, we value these benefits based on the actual charges incurred by the Company for the services provided, which is reflected as compensation to the CEO in the Summary Compensation Table below.

  Company-Leased Car.  The KAPP program also requires that, for security purposes, the CEO use a Company-leased car for business reasons and commuting to and from the office, as well as non-Company business use. For tax purposes, with respect to the CEO’s personal and commuting use of the Company car and driver, the cost of the car lease and fuel were imputed as income and grossed up for tax purposes. As a result of the recommendations contained in the independent, third-party security study, the cost of the drivers was not charged as income for tax purposes.

For purposes of determining the aggregate incremental cost to the Company of the personal use of the Company-leased vehicle, we first calculate the personal mileage attributable to the CEO’s use as a percentage of the vehicle’s overall annual mileage. This percentage is then applied to the annual lease costs of the vehicle and the annual fuel costs of operating the vehicle. The resulting amount, together with the income tax gross-up, is reflected as compensation to the CEO in the Summary Compensation Table below.

  Company Aircraft.  In addition, as part of KAPP, the CEO is required to use Company aircraft for all business and personal travel. Under IRS regulations, if there is an independent, third party security study, personal use of Company aircraft is valued at two times the Standard Industry Fare Level (SIFL) rates, as published by the U.S. Department of Transportation. This multiple of the SIFL rate is only used for calculating the amount to be imputed as income to the CEO and grossed up for tax purposes.

Other than to the CEO as required by the KAPP program, the Company does not generally make Company aircraft available for non-Company business use by Company associates. However, on extremely infrequent occasions, with the approval of the CEO, Company aircraft may be used personally by other Company associates such as in the event of a family emergency or to accelerate an executive’s return from a personal trip to address a business need. To the extent that a Company associate incurs taxable income in connection with the use of Company aircraft while addressing a business need, the Company provides a tax gross-up on the amount of imputed income.

For total compensation purposes, we value personal use of corporate aircraft based on the aggregate incremental cost to the Company. To calculate the aggregate incremental cost of the flight, we first determine the incremental nautical miles flown, including any “deadhead” legs, and multiply that number by the cost to the Company per nautical mile. A nautical mile is a unit of length used for maritime and aviation purposes. The cost per nautical mile is based on published industry data for each of the airplanes owned and operated by the Company.

The cost per nautical mile excludes fixed costs which do not change based on usage, such as pilots’ or other employees’ salaries, purchase costs of the aircraft, or non-trip-related hangar expenses. It is derived from the aircraft’s variable operating costs, which include:

•	Aircraft fuel expenses;
•	Supplies and catering;
•	Crew travel expenses;
•	Landing and parking expenses; and
•	Aircraft maintenance and external labor.

For travel by an associate that combines business and personal legs, the Company calculates the incremental mileage flown by comparing the mileage that would have been flown had the trip been entirely business against the actual mileage for the itinerary. The difference represents the incremental mileage flown, which would be attributable to the associate. For flights which are entirely personal in nature, the entire mileage flown would be treated as incremental cost to the Company and be attributable to the associate.

  Annual Health Exam and Financial Counseling.  In 2006, the named executive officers were eligible to receive the following perquisites:

•	A taxable allowance of up to $12,500 for a new participant or up to $8,650 for an existing participant for financial counseling services, which may include tax preparation and estate planning services; and
•	An allowance of up to $3,000 for an annual health exam.

We value these benefits based on the actual charges incurred by the Company for the services provided, which is reflected as compensation in the Summary Compensation Table below.

REPORT OF THE HUMAN RESOURCES AND COMPENSATION COMMITTEE

The Human Resources and Compensation Committee of the Board of Directors assists the Board in discharging the Board’s responsibilities relating to compensation of the Company’s executives, reviews plans and proposals on management succession and major organizational or structural changes, and oversees the administration, financial and investment performance and operation of the Company’s retirement and welfare plans. Each member of the Committee is considered independent for purposes of applicable NYSE listing standards as well as the Standards for Determination of Director Independence. You can learn more about the Committee’s purpose, responsibilities, composition, and other details by reading the Human Resources and Compensation Committee’s charter, which is available online at www.jcpenney.net.

The Human Resources and Compensation Committee has reviewed the Compensation Discussion and Analysis and discussed the same with management. Based on our review and discussions with management, we recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K for 2006 and the Company’s 2007 Proxy Statement. This report is submitted by the following independent directors, who comprise the Human Resources and Compensation Committee:

Burl Osborne (Chair)	Maxine K. Clark
Colleen C. Barrett	R. Gerald Turner
M. Anthony Burns

SUMMARY COMPENSATION TABLE

						Change
						in Pension
						Value and
						Non-qualified
					Non-Equity	Deferred
					Incentive Plan	Compensation	All Other
		Salary	Stock Awards	Option Awards	Compensation	Earnings	Compensation		Total
Name and Principal Position	Year	($)	($)(1)	($)(1)	($)(2)	($)(3)	($)		($)

Myron E. Ullman, III	2006	1,500,000	4,392,817	870,439	2,673,750	155,455	791,153	(4)	10,383,614
Chairman and Chief Executive Officer
Robert B. Cavanaugh	2006	667,125	611,945	867,117	723,575	742,451	13,869	(5)	3,626,082
Executive Vice President and Chief Financial Officer
Ken C. Hicks	2006	791,250	937,753	689,779	1,072,932	95,769	86,179	(6)	3,673,662
President and Chief Merchandising Officer
Michael T. Theilmann	2006	515,000	1,077,103	477,339	550,924	3,159	23,547	(7)	2,647,072
Executive Vice President, Chief Human Resources and Administration Officer
Joanne L. Bober	2006	468,750	594,035	396,371	412,049	16,709	17,103	(8)	1,905,017
Executive Vice President, General Counsel and Secretary
Catherine G. West	2006	315,476	3,000,000	4,631,982	0	0	2,243,378	(9)	10,190,836
Former Executive Vice President and Chief Operating Officer*

*	Ms. West’s employment with the Company was terminated on December 28, 2006.

(1)	See Note 1 to the Consolidated Financial Statements of J. C. Penney Company, Inc. and subsidiaries, as included in the Company’s Annual Report on Form 10-K for the fiscal year ended February 3, 2007, for a discussion of the assumptions underlying the valuation of stock options. The value of stock awards is based on the market price of JCPenney common stock on the date of grant.

(2)	The amounts shown in this column reflect payments made under the Company’s Management Incentive Compensation Program in March 2007 with respect to fiscal 2006.

(3)	The amounts shown in this column reflect the aggregate change in the actuarial present value from October 31, 2005 to October 31, 2006 (the pension plan measurement date used for financial statement purposes) of the named executive officer’s accumulated benefit under all defined benefit plans in which he or she participates. The Company does not provide above-market or preferential earnings on nonqualified deferred compensation.

(4)	The amount shown in this column for Mr. Ullman includes Company contributions or allocations to Mr. Ullman’s accounts in the Savings Plan and Mirror Savings Plan for fiscal 2006 of $14,679 and $79,269, respectively. It also includes $77,548 for amounts paid by the Company in respect of taxes imputed to Mr. Ullman for personal use of corporate aircraft and ground transportation. The amount shown further includes the value of the following perquisites received by Mr. Ullman: personal use of corporate aircraft, $567,067; ground transportation, $4,075; home security systems, $39,865; and financial counseling, $8,650. For a discussion of the valuation of perquisites, see “Compensation Discussion and Analysis.”

(5)	The amount shown in this column for Mr. Cavanaugh includes the Company’s contributions or allocations to Mr. Cavanaugh’s Savings Plan account for fiscal 2006. The amount shown also includes $568 for amounts paid by the Company in respect of taxes imputed to Mr. Cavanaugh for personal use of corporate aircraft.

(6)	The amount shown in this column for Mr. Hicks includes Company contributions or allocations to Mr. Hicks’ accounts in the Savings Plan and Mirror Savings Plan for fiscal 2006 of $11,458 and $63,256, respectively. It also includes $2,308 for amounts paid by the Company in respect of taxes imputed to Mr. Hicks for personal use of corporate aircraft. The amount shown further includes the value of the following perquisites received by Mr. Hicks: personal use of corporate aircraft, $1,805; financial counseling, $4,352; and annual health exam, $3,000.

(7)	The amount shown in this column for Mr. Theilmann includes Company contributions or allocations to Mr. Theilmann’s account in the Savings Plan for fiscal 2006 of $12,926. It also includes $4,871 for amounts paid by the Company in respect of taxes imputed to Mr. Theilmann for personal use of corporate aircraft and $5,750 for financial counseling services received by Mr. Theilmann.

(8)	The amount shown in this column for Ms. Bober includes Company contributions or allocations to Ms. Bober’s accounts in the Savings Plan and Mirror Savings Plan for fiscal 2006 of $12,742 and $71, respectively. It also includes $4,290 for financial counseling services received by Ms. Bober.

(9)	The amount shown in this column for Ms. West includes the value of the lump sum cash severance payment Ms. West received under her Executive Termination Pay Agreement when her employment with the Company was terminated. It also includes $19,436 for relocation expenses paid by the Company in connection with Ms. West’s employment with the Company and $10,748 for amounts paid by the Company in respect of taxes imputed to Ms. West with respect to such relocation expenses.

The following table sets forth for each of the named executive officers other than Ms. West the percentage of total compensation attributable to cash compensation (base salary and annual cash incentive compensation) for fiscal 2006:

% of Total Compensation Attributable
Name	to Cash Compensation for 2006

Myron E. Ullman, III	40%
Robert B. Cavanaugh	38%
Ken C. Hicks	51%
Michael T. Theilmann	40%
Joanne L. Bober	46%

GRANTS OF PLAN-BASED AWARDS FOR FISCAL 2006

									All Other
									Stock	All Other
									Awards;	Option
			Estimated Future Payouts			Estimated Future Payouts			Number	Awards;	Exercise
			Under Non-Equity			Under Equity			of	Number of	or Base	Closing
			Incentive Plan Awards(2)			Incentive Plan Awards(3)			Shares	Securities	Price of	Price on
		Date of	Thres-			Thres-			of Stock	Underlying	Option	Date of	Grant Date
	Grant	Committee	hold	Target	Maximum	hold	Target	Maximum	or Units	Options	Awards	Grant	Value
Name	Date(1)	Approval	($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($/share)(4)	($/share)(4)	($)

Myron E. Ullman, III	3/22/06	3/21/06				0	49,587	99,174	0				3,000,014
Chairman and Chief	3/22/06	3/21/06								187,735	60.50	61.52	3,000,005
Executive Officer	N/A		0	1,500,000	3,000,000								N/A
Robert B. Cavanaugh	3/22/06	3/21/06				0	9,504	19,008	0				574,992
Executive Vice	3/22/06	3/21/06								35,982	60.50	61.52	574,992
President and Chief Financial Officer	N/A		0	400,318	800,636								N/A
Ken C. Hicks	3/22/06	3/21/06				0	11,570	23,140	0				699,985
President and Chief	3/22/06	3/21/06								43,805	60.50	61.52	700,004
Merchandising Officer	8/1/06	7/21/06								29,904	62.50	63.47	499,995
	N/A		0	593,600	1,187,200								N/A
Michael T. Theilmann	3/22/06	3/21/06				0	8,264	16,528	0				499,972
Executive Vice	3/22/06	3/21/06								31,289	60.50	61.52	499,998
President, Chief Human Resources and	N/A		0	309,074	618,148								N/A
Administration Officer
Joanne L. Bober	3/22/06	3/21/06				0	5,785	11,570	0				349,993
Executive Vice	3/22/06	3/21/06								21,902	60.50	61.52	349,994
President, General Counsel and Secretary	N/A		0	234,452	468,904								N/A
Catherine G. West	7/31/06	7/21/06	—	—	—	—	—	—	47,356				3,000,003
Former Executive Vice President and Chief Operating Officer	7/31/06	7/21/06								269,929	63.35	62.96	4,631,982

(1)	The Human Resources and Compensation Committee of the Board has adopted a policy that beginning with the March 2007 annual grant, the grant date for annual grants of equity awards to associates shall be the third full trading date following approval of the grant by the Committee.

(2)	Grants of awards under the Company’s Management Incentive Compensation Program.

(3)	Grants of awards under the Company’s 2005 Equity Compensation Plan. Payouts represent the number of performance-based restricted stock units to be received at threshold, target and maximum award levels.

(4)	Under the terms of the 2005 Equity Compensation Plan as of March 2006, the exercise price of option awards was set at the opening price of JCPenney common stock on the New York Stock Exchange on the date of grant. The closing price of JCPenney common stock on the New York Stock Exchange on the date of grant is also provided as required under applicable rules of the Securities and Exchange Commission. In December 2006, the Board of Directors amended the 2005 Equity Compensation Plan to provide that the exercise price of option awards granted under the plan shall be the closing price of JCPenney common stock on the New York Stock Exchange on the date of the grant.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2006

	Option Awards					Stock Awards
			Equity
			Incentive
			Plan Awards;
	Number of	Number of	Number of
	Securities	Securities	Securities			Number of		Market Value
	Underlying	Underlying	Underlying			Shares or		of Shares or
	Unexercised	Unexercised	Unexercised	Option	Option	Units of Stock		Units of Stock
	Options(#)	Options(#)	Unearned	Exercise	Expiration	that Have Not		that Have Not
Name	Exercisable	Unexercisable	Options(#)	Price($)	Date	Vested(#)		Vested($)(1)

Myron E. Ullman, III
Chairman and Chief Executive Officer
2004						81,958	(2)	6,859,885	(2)
2004						96,359	(3)	8,065,248	(3)
2006	0	187,735	0	60.50	3/21/16	99,174		8,300,864
Robert B. Cavanaugh
Executive Vice President and Chief Financial Officer
1997	1,900			48.50	2/24/07
1998	3,750			71.2812	3/1/08
1999	11,250			36.0625	2/28/09
2004	50,000	25,000		31.06	2/28/14
2005	25,000	50,000		44.69	2/27/15
2006		35,982	0	60.50	3/21/16	19,008		1,590,970
Ken C. Hicks
President and Chief Merchandising Officer
2004	40,000	20,000		31.06	2/28/14
2005	33,333	16,667		41.87	1/2/15
2005	2,833	5,666		44.31	2/15/15	13,813		1,156,148
2006		43,805		60.50	3/21/16
2006		29,904	0	62.50	7/31/16	23,140		1,936,818
Michael T. Theilmann
Executive Vice President, Chief Human Resources and Administration Officer
2005	23,334	46,666		50.28	5/31/15	20,266	(4)	1,696,264	(4)
2005						18,239	(5)	1,526,604	(5)
2006		31,289	0	60.50	3/21/16	16,528		1,383,394
Joanne L. Bober
Executive Vice President, General Counsel and Secretary
2005	23,380	46,760		44.31	2/15/15	15,000	(6)	1,255,500	(6)
2006		21,902	0	60.50	3/21/16	11,570		968,409
Catherine G. West
Former Executive Vice President and Chief Operating Officer
2006(7)	269,929			63.35	7/30/16

(1)	Based on the closing market price of JCPenney common stock on February 2, 2007, which was $83.70.

(2)	Represents award of 80,299 restricted stock units granted to Mr. Ullman on December 1, 2004, which is fully vested but is not payable until six months after termination of employment or, if termination is voluntary or due to retirement, payable six months after separation from service or January 1, 2008, whichever is later. Also includes additional restricted stock units attributable to dividend equivalents paid on this award.

(3)	On December 1, 2004, in connection with his employment with the Company, Mr. Ullman received a restricted stock award for 160,599 shares of JCPenney common stock. This award vests 20% per year over five years. The amount shown represents the unvested portion of the award as of the last day of fiscal 2006.

(4)	On June 1, 2005, in connection with his employment with the Company and relinquishment of certain benefits provided by his previous employer, Mr. Theilmann received 29,952 restricted stock units which vest 33 1/3% per year on each anniversary of the grant date. The amount shown represents the unvested portion of the award plus accumulated dividend equivalents as of the last day of fiscal 2006.

(5)	Also, on June 1, 2005, Mr. Theilmann received 17,971 restricted stock units which will vest 50% on June 1, 2015, 25% on June 1, 2020, and 25% on June 1, 2025. The number of units shown includes dividend equivalents paid on this award.

(6)	On February 16, 2005, in connection with her employment with the Company and relinquishment of certain benefits provided by her previous employer, Ms. Bober received 15,000 shares of restricted stock which will vest on February 16, 2008.

(7)	The information provided with respect to Ms. West is as of December 28, 2006, the date on which her employment with the Company was terminated.

OPTION EXERCISES AND STOCK VESTED FOR FISCAL 2006

	Option Awards
	Number of Shares		Stock Awards
	Acquired on	Value Realized on	Number of Shares		Value Realized on
Name	Exercise (#)	Exercise ($)	Acquired on Vesting (#)		Vesting ($)

Myron E. Ullman, III	0	0	32,120	(1)	2,451,720	(2)
Chairman and Chief Executive Officer

Robert B. Cavanaugh	0	0	0		0
Executive Vice President and Chief Financial Officer

Ken C. Hicks	33,334	1,615,646	0		0
President and Chief	60,000	2,797,704
Merchandising Officer

Michael T. Theilmann	0	0	10,080	(3)	653,083	(4)
Executive Vice President, Chief Human Resources and Administration Officer

Joanne L. Bober	0	0	0		0
Executive Vice President, General Counsel and Secretary

Catherine G. West	0	0	47,469	(5)	3,685,493	(5)
Former Executive Vice President and Chief Operating Officer

(1)	Represents portion of restricted stock award granted to Mr. Ullman on December 1, 2004, which was his first date of employment, vesting on December 1, 2006.

(2)	Based on the closing market price of JCPenney common stock on December 1, 2006, which was $76.33.

(3)	Represents portion of restricted stock unit award granted to Mr. Theilmann on June 1, 2005, which was his first date of employment, plus accumulated dividend equivalents, vesting on June 1, 2006.

(4)	Based on the closing price of JCPenney common stock on June 1, 2006, which was $64.79.

(5)	The information provided with respect to Ms. West is as of December 28, 2006, the date on which her employment with the Company was terminated. Represents restricted stock units plus dividend equivalents vesting on such date. The closing market price of JCPenney common stock on December 28, 2006 was $77.64.

PENSION BENEFITS

		Number of Years	Present Value of
		Credited Service	Accumulated Benefit
Name	Plan Name	(#)(1)	($)(2)

Myron E. Ullman, III	Pension Plan	.8333	$15,277	(3)
Chairman and Chief Executive Officer	Benefit Restoration Plan	.8333	$140,178	(3)

Robert B. Cavanaugh	Pension Plan	27.5833	$365,967
Executive Vice President and Chief	Benefit Restoration Plan	27.5833	$1,638,170
Financial Officer	Supplemental Retirement Program	27.5833	$2,284,096

Ken C. Hicks	Pension Plan	3.0833	$37,612	(3)
President and Chief Merchandising Officer	Benefit Restoration Plan	3.0833	$190,686	(3)

Michael T. Theilmann	Pension Plan	.3333	$2,135	(3)
Executive Vice President, Chief Human Resources and Administration Officer	Benefit Restoration Plan	.3333	$1,024	(3)

Joanne L. Bober	Pension Plan	.5833	$7,888	(3)
Executive Vice President, General Counsel and Secretary	Benefit Restoration Plan	.5833	$8,821	(3)

Catherine G. West	Pension Plan	0	$0
Former Executive Vice President and Chief Operating Officer	Benefit Restoration Plan	0	$0

(1)	The number of years of credited service shown in the table is used to calculate the present value of the accumulated benefit.

(2)	The lump sum present value of the accumulated benefit was computed based on the October 31, 2006 measurement date used in the Company’s financial statements for the fiscal year ended February 3, 2007. The assumptions used in calculating the accumulated benefit obligation are also derived from these financial statements and are incorporated herein by reference. All amounts included in the table are projected amounts based on the earliest date that the named executive officer could receive an unreduced benefit from the applicable plan, as described under “Compensation Discussion and Analysis.” Amounts are calculated based on actual service and compensation as of the October 31, 2006 measurement date. Amounts for Mr. Cavanaugh and Ms. Bober are based on the present value of the five year annual installments option that they have elected as their distribution option. For all other named executive officers, the benefits shown are based on the present value of a single life annuity.

(3)	Mr. Ullman, Mr. Hicks, Mr. Theilmann and Ms. Bober are participants in the Pension Plan and BRP, but are not vested in a benefit since they have not been employed for at least five years and/or have not reached age 65. Mr. Ullman, Mr. Hicks, Mr. Theilmann and Ms. Bober will not receive a benefit from the Pension Plan and BRP until they are vested.

NONQUALIFIED DEFERRED COMPENSATION FOR FISCAL 2006

	Executive	Registrant	Aggregate	Aggregate
	Contributions	Contributions	Earnings	Balance
	in last FY	in last FY	in last FY	at last FYE
Name	($)(1)	($)(2)	($)(3)	($)(4)

Myron E. Ullman, III	$82,500	$0	$24,690	$114,628
Chairman and Chief Executive Officer

Robert B. Cavanaugh(5)	$0	$0	$9,356	$82,450
Executive Vice President and Chief Financial Officer

Ken C. Hicks	$66,720	$53,690	$85,446	$556,321
President and Chief Merchandising Officer

Michael T. Theilmann(5)	$0	$0	$0	$0
Executive Vice President, Chief Human Resources and Administration Officer

Joanne L. Bober	$2,375	$71	$26	$2,472
Executive Vice President, General Counsel and Secretary

Catherine G. West(5)	$0	$0	$0	$0
Former Executive Vice President and Chief Operating Officer

(1)	The amounts shown are included in the salary and incentive compensation numbers shown in the Summary Compensation Table.

(2)	The match shown above is based on the participant’s deferrals to the Mirror Savings Plan during the plan year ending December 31, 2005. Such match was contributed to the Mirror Savings Plan in February 2006. This amount is not included in the Summary Compensation Table since the Company’s fiscal year included in the Summary Compensation Table is the year ending on February 3, 2007. For plan years beginning after December 31, 2006, the Mirror Savings Plan was amended to provide a per pay period Company matching contribution. Consequently, the amount shown above also includes the match to the Mirror Savings Plan based on the participant’s January 2007 Mirror Savings Plan deferrals. The Summary Compensation Table includes the match that was earned through the end of the 2006 plan year and was credited to the participant’s Mirror Savings Plan account in February 2007. This 2006 match will be included in the Non-Qualified Deferred Compensation table in the 2007 proxy statement to be filed in 2008.

(3)	These amounts are not included in the Summary Compensation Table since they do not constitute above market interest or preferential earnings.

(4)	The balance reported includes named executive officer contributions to the Mirror Savings Plan; these amounts were included in the Summary Compensation Table as salary and incentive compensation in the year earned/deferred. Registrant contributions to the Mirror Savings Plan for plan years prior to 2006 were included in the All Other Compensation column of the Summary Compensation Table.

(5)	Messrs. Cavanaugh and Theilmann, and Ms. West, were eligible for the Mirror Savings Plan but did not elect to participate.

POTENTIAL PAYMENTS AND BENEFITS ON TERMINATION OF EMPLOYMENT

Under our compensation program, described above in “Compensation Discussion and Analysis,” payments and the provision of benefits can be triggered by the termination of an associate’s employment. These payments and benefits may vary depending on the reason for termination. The reasons for termination that may trigger different payments and benefits may be classified as follows:

•	Voluntary Resignation
•	Retirement
•	Death
•	Permanent Disability
•	Involuntary Termination without Cause
•	Termination for Cause

The characterization of the termination event and the payments and benefits triggered by termination may also vary depending on whether or not the termination follows a change in control of the Company.

Termination without a Change in Control

In order to describe the payments and benefits that are triggered for each termination event for each of the Company’s named executive officers, we have created a table for each named executive officer, other than Ms. West, estimating the payments and benefits that would be paid under each element of our compensation program assuming that the named executive officer’s employment terminated on February 3, 2007, which is the last day of the Company’s last completed fiscal year.

Messrs. Cavanaugh, Hicks, and Theilmann, and Ms. Bober have Termination Pay Agreements, which are described under “Compensation Discussion and Analysis.” Ms. West, who also had a Termination Pay Agreement, was terminated from employment on December 28, 2006.

Some of the Company’s plans and programs also provide for different calculations of payments and triggering of benefits in the event of a reduction in force or a qualified unit closing. Because we do not believe that any of the named executive officers would likely be terminated in a reduction in force or qualified unit closing scenario, the following tables do not include estimated payments and benefits for those triggering events.

Myron E. Ullman, III (Chairman and CEO) — Termination without a Change in Control

	Termination Event
									Involuntary
	Voluntary						Permanent		Termination		Termination
Benefit or Payment	Resignation		Retirement		Death		Disability		without Cause(1)		For Cause

Base Salary(2)	$12,500		$12,500		$12,500		$12,500		$12,500		$12,500
Annual Cash Incentive(3)	$2,673,750		$2,673,750		$2,673,750		$2,673,750		$2,673,750		$1,211,250
Stock Options(4)	$1,267,694	(a)	$1,267,694	(a)	$1,267,694	(a)	$1,267,694	(a)	$1,267,694	(a)	$0	(b)
Restricted Stock(5)	$9,275,885	(a)	$9,275,885	(a)	$17,341,133	(b)	$17,341,133	(b)	$9,275,885	(a)	$6,859,885	(c)
Pension Plan(6)	$0		$0		$0		$112,951	(a)	$0		$0
Benefit Restoration Plan(7)	$0		$0		$0		$1,678,911	(a)	$0		$0
Supplemental Retirement Program(8)	N/A		N/A		N/A		N/A		N/A		N/A
Mirror Savings Plan(9)	$146,336		$146,336		$193,897		$193,897		$146,336		$146,336
Health and life insurance(10)	N/A		N/A		N/A		N/A		N/A		N/A
Financial Counseling and Outplacement(11)	$9,020		$9,020		$9,020		$9,020		$9,020		$0
Vacation(12)	$51,202		$51,202		$51,202		$51,202		$51,202		$51,202
Total	$13,436,387		$13,436,387		$21,549,197		$23,341,059		$13,436,387		$8,281,172

(1)	Mr. Ullman does not have a Termination Pay Agreement; accordingly, the benefits shown do not reflect benefits that would be paid pursuant to such an agreement.

(2)	As required by law, each named executive officer would receive any accrued but unpaid base salary through the date of termination. Mr. Ullman’s last pay period for fiscal 2006 ended January 31, 2007; accordingly, the amount shown represents two days of accrued but unpaid base salary. This amount would be paid by the Company as a lump sum following termination of employment.

(3)	Under the Management Incentive Compensation Program, the Company will make a lump sum cash payment to an associate whose employment terminates due to retirement, death, permanent disability, or on or after the last day of the fiscal year. All payments are made within two and one-half months after the Company’s fiscal year ends. The amount shown is the actual annual incentive compensation payment since termination is assumed to have occurred on the last day of the fiscal year. In the event of a termination for cause, the individual portion of the annual incentive compensation payment would be zero.

(4) (a)	For options issued in 2006, if termination is due to retirement, death, or permanent disability, unvested options vest on a prorated basis determined based on the ratio of (i) the number of calendar days from the date of grant through the termination date to (ii) the total number of calendar days in the vesting period. For purposes of stock option awards, voluntary resignation or involuntary termination without cause is considered retirement if the associate is age 60 or older, or is age 55 through age 59 with at least 15 years of service. Since Mr. Ullman is age 60, voluntary resignation or involuntary termination without cause would be treated as retirement. The amount shown represents the difference between the market price of JCPenney common stock and the exercise price of 54,642 stock options based on the closing price of JCPenney common stock on February 2, 2007. The amount shown assumes exercise of all vested options on the date of termination.

(b)	All outstanding options are immediately forfeited upon a termination for cause.

(5) (a)	The amount shown includes the value, based on the closing price of JCPenney common stock on February 2, 2007, of the 80,299 restricted stock units granted to Mr. Ullman in connection with the start of his employment on December 1, 2004 which, in accordance with the terms of the grant, would be payable in shares of common stock six months after his separation from service or on January 1, 2008, whichever is later. The amount shown also includes the value of additional restricted stock units attributable to dividend equivalents paid on this award. Since he has attained age 60 his employment termination would be treated as retirement. The amount shown also includes the value, based on the closing price of JCPenney common stock on February 2, 2007, of Mr. Ullman’s performance-based restricted stock unit award which would be prorated based on the ratio of (i) the number of calendar days from the date of grant through the termination date to (ii) the total number of calendar days in the vesting period. Performance-based restricted stock units earned on termination will vest and an equivalent number of shares of common stock will be issued. For purposes of this award, a voluntary or involuntary termination without cause would be considered retirement if the associate is age 60 or older, or is age 55 through age 59 with at least 15 years of service. Since Mr. Ullman is age 60, voluntary or involuntary termination without cause would be considered retirement.

(b)	The amount shown includes the value, based on the closing price of JCPenney common stock on February 2, 2007, of the 80,299 restricted stock units granted to Mr. Ullman in connection with the start of his employment on December 1, 2004. Under the terms of the grant, these units will be payable in shares of common stock six months after his termination due to death or permanent disability. The amount shown also includes the value of additional restricted stock units attributable to dividend equivalents paid on this award. The amount shown also includes the value, based on the closing price of JCPenney common stock on February 2, 2007, of (i) the performance-based restricted stock units which will be prorated based on the ratio of (x) the number of calendar days from the date of grant through the termination date to (y) the total number of calendar days in the vesting period, and (ii) the 96,359 shares of unvested restricted JCPenney common stock granted to Mr. Ullman in connection with his employment on December 1, 2004, which will immediately vest with no further restrictions.

(c)	The amount shown includes the value, based on the closing price of JCPenney common stock on February 2, 2007, of the 80,299 restricted stock units granted to Mr. Ullman in connection with the start of his employment on December 1, 2004 which, in accordance with the terms of the grant, would be payable in shares of common stock six months after his termination for cause. The amount shown also includes the value of additional restricted stock units attributable to dividend equivalents paid on this award. All performance-based restricted stock units and other restricted stock awards granted at the time he began employment are forfeited upon a termination for cause.

(6)	To be vested in a Pension Plan benefit, a participant must be employed for at least five years. Mr. Ullman has not yet vested in the Pension Plan.

(a)	Even if the participant is not vested in the Pension Plan, if a participant terminates employment due to a permanent disability that qualifies him or her to receive Social Security disability benefits, the participant would be eligible for additional credited service under the terms of the Pension Plan as though he or she remained employed up to age 65. The amount shown represents the present value of the single life annuity distribution option at age 65. This benefit would be paid by the Pension Plan trust.

(7)	To be vested in a benefit under the BRP, a participant must be employed for at least five years. Mr. Ullman has not yet vested in the BRP.

(a)	Even if the participant is not vested in the BRP, if a participant terminates employment due to a disability that qualifies him or her to receive Social Security disability benefits, the participant would be eligible for additional credited service under the terms of the BRP as though he or she remained employed up to age 65. The amount shown represents the present value of the single life annuity distribution option at age 65. This non-qualified benefit would be paid by the Company. All amounts deferred or earned after December 31, 2004 would be paid in compliance with Code §409A, including, but not limited to, the six month delay after termination of employment before the first payment is made.

(8)	The SRP was closed to new entrants in 1995. Mr. Ullman does not participate in the SRP.

(9)	The amount shown represents the aggregate value of participant contributions to the Mirror Savings Plan, vested Company matching contributions and earnings thereon as of the last day of the fiscal year. This amount also includes the vested portion of the 2006 Company matching contribution made at the end of February 2007. Mr. Ullman is 40% vested in his Company contribution account for Company contributions made for plan years prior to 2007 and is 0% vested in Company contributions made for the 2007 plan year since he does not have three years of service. In the event of retirement at age 65, death or permanent disability all Company matching contributions in the Mirror Savings Plan would be 100% vested. In all other termination events, all unvested Company matching contributions would be forfeited. This non-qualified benefit would be paid by the Company. Since Mr. Ullman has not selected a distribution option, the amount would be paid in five annual installments. If employment is terminated on February 3, 2007, the first installment would be paid in January 2008.

(10)	Mr. Ullman does not participate in the Company’s medical or dental plans, but does participate in Company-paid life insurance. Mr. Ullman would become eligible for retiree life insurance if his age and years of total service (at least 10 years of total service, with five years of continuous service immediately before termination of employment) equal or exceed 80.

(11)	The Company provides a taxable allowance to officers who participate in the financial counseling program of up to $9,020 for calendar year 2007. Participants in the program who terminate employment, other than for cause, will retain the benefit for two and one-half months after termination of employment. The amount shown represents the benefit available to Mr. Ullman as of February 3, 2007.

(12)	As required by various state laws and the paid time off programs, the Company will pay any earned but unused 2007 vacation in the form of a lump sum cash payment after termination of employment. The number shown is the earned but unused 2007 vacation available to Mr. Ullman as of February 3, 2007. The paid time off programs are administered on a calendar year basis.

Robert B. Cavanaugh (CFO) — Termination without a Change in Control

	Termination Event
									Involuntary
	Voluntary						Permanent		Termination		Termination
Benefit or Payment	Resignation		Retirement		Death		Disability		without Cause		For Cause

Base Salary(1)	$5,583		$5,583		$5,583		$5,583		$1,010,583	(a)	$5,583
Annual Cash Incentive(2)	$723,575	(a)	$723,575	(a)	$400,318	(b)	$400,318	(b)	$1,000,795	(c)	$323,257	(a)(d)
Stock Options(3)	$7,766,096	(a)	$7,766,096	(a)	$7,766,096	(a)	$7,766,096	(a)	$8,357,905	(b)	$0	(c)
Restricted Stock(4)	$463,028	(a)	$463,028	(a)	$463,028	(a)	$463,028	(a)	$1,590,970	(b)	$0	(c)
Pension Plan(5)	$464,372		$464,372		$429,804	(a)	$502,125	(b)	$464,372		$464,372
Benefit Restoration Plan(6)	$2,285,821		$2,285,821		$2,102,442	(a)	$2,512,892	(b)	$2,285,821		$0	(c)
Supplemental Retirement Program(7)	$1,280,011		$1,280,011		$1,177,319	(a)	$1,280,011		$1,280,011		$0	(b)
Mirror Savings Plan(8)	$82,450		$82,450		$82,450		$82,450		$82,450		$82,450
Health and life insurance(9)	$15,848	(a)	$15,848	(a)	$15,848	(a)	$15,848	(a)	$38,796	(a)(b)	$15,848	(a)
Financial Counseling and Outplacement(10)	$13,030		$13,030		$13,030		$13,030		$25,000	(a)	$0
Vacation(11)	$75,159	(a)(b)	$75,159	(a)(b)	$75,159	(a)(b)	$75,159	(a)(b)	$75,159	(a)(b)	$64,423	(a)(c)
Total	$13,174,973		$13,174,973		$12,531,077		$13,116,540		$16,211,862		$955,933

(1)	As required by law, each named executive officer would receive any accrued but unpaid base salary through the date of termination. Mr. Cavanaugh’s last pay period for fiscal 2006 ended January 31, 2007; accordingly, the amount shown represents two days of accrued but unpaid base salary. This amount would be paid by the Company as a lump sum following termination of employment.

(a)	In the event Mr. Cavanaugh is terminated without cause, and subject to execution of a release and compliance with covenants described in “Compensation Discussion and Analysis,” under the Termination Pay Agreement, Mr. Cavanaugh would be entitled to a lump sum cash payment from the Company equal to 18 months of base salary at the annualized rate in effect at the time of termination. Payment would be made within 14 days after the revocation period under the release ends.

(2) (a)	Under the Management Incentive Compensation Program, the Company would make lump sum cash payment to an associate whose employment terminates due to retirement, death, or permanent disability, or a termination on or after the last day of the fiscal year. All payments are made within two and one-half months after the Company’s fiscal year ends. The amount shown is Mr. Cavanaugh’s actual annual incentive compensation payment since termination is assumed to have occurred on the last day of the fiscal year.

(b)	The Company pays a lump sum cash payment to an associate whose employment terminates due to death or permanent disability, subject to compliance with covenants described in “Compensation Discussion and Analysis,” under the Termination Pay Agreement. The amount of the cash incentive payment is calculated under the Management Incentive Compensation Program at 100% of target, prorated for the period of actual service, and would be paid as soon as practicable after the termination event.

(c)	In the event Mr. Cavanaugh is terminated without cause, and subject to execution of a release and compliance with covenants described in “Compensation Discussion and Analysis,” under the Termination Pay Agreement, the Company would make a lump sum payment equal to 18 months of annual cash incentive calculated at 100% of target under the Management Incentive Compensation Program. Payment would be made within 14 days after the revocation period under the release ends. He would also be entitled to prorated incentive compensation at 100% of his target for the year of termination. This prorated incentive compensation would be paid as soon as practicable after the termination event.

(d) In the event of a termination for cause the individual portion of the annual incentive compensation payment would be zero.

(3)
(a) For options issued prior to 2006, all unvested options are 100% vested upon retirement, death or permanent disability. For those options, a voluntary resignation is considered a retirement if the associate is 60 or older or is age 55 through age 59 with at least 15 years of service. Since Mr. Cavanaugh is age 55 with over 15 years of service, voluntary resignation is considered retirement. For options issued in 2006, if the termination is due to retirement, death or permanent disability, unvested options vest on a prorated basis based on the ratio of (i) the number of calendar days from the date of grant through the termination date to (ii) the total number of calendar days in the vesting period. The amount shown represents the difference between the market price of JCPenney common stock and the exercise price of stock options based on the closing price of JCPenney common stock on February 2, 2007. The amount shown assumes all vested options were exercised on the date of termination.

(b) In the event Mr. Cavanaugh is terminated without cause, and subject to execution of a release and compliance with covenants described in “Compensation Discussion and Analysis,” under the Termination Pay Agreement, all outstanding stock options are 100% vested on termination. The amount shown represents the difference between the market price of JCPenney common stock and the exercise price of stock options based on the closing price of JCPenney common stock on February 2, 2007.

(c) All outstanding options would be immediately forfeited upon a termination for cause.

(4)
(a) In the event of termination for retirement, death, or permanent disability, performance-based restricted stock units awarded in 2006 are prorated based on the ratio of (i) the number of calendar days from the date of grant through the termination date to (ii) the total number of calendar days in the vesting period. If employment terminates voluntarily, the performance-based stock units are forfeited, unless the participant qualifies as a retiree. Since Mr. Cavanaugh is age 55 with over 15 years of service, voluntary resignation would be considered a retirement. Performance-based restricted stock units earned on termination will vest and an equivalent number of shares of common stock will be issued. The amount shown represents the value of these performance-based restricted stock units based on the closing price of JCPenney common stock on February 2, 2007.

(b) In the event Mr. Cavanaugh is terminated without cause, and subject to execution of a release and compliance with covenants described in “Compensation Discussion and Analysis,” under the Termination Pay Agreement, all outstanding performance-based restricted stock units would be 100% vested. The amount shown represents the value of these restricted stock unit awards based on the closing price of JCPenney common stock on February 2, 2007.

(c) If employment is terminated for cause, the performance-based restricted stock units would be forfeited.

(5)	Since Mr. Cavanaugh is age 55 and has 15 years of service, the amount shown represents his early retirement benefit under the Pension Plan as the present value of a single life annuity. This benefit would be paid by the Pension Plan trust.

(a) The amount shown represents the Pension Plan death benefit payable to Mr. Cavanaugh’s surviving spouse that would commence immediately after his death since he is age 55. The spouse is entitled to the survivor portion of the 100% joint and survivor annuity at age 55. This benefit would be paid from the Pension Plan trust.

(b) If a participant terminates employment due to a permanent disability that qualifies him or her to receive Social Security disability benefits, the participant would be eligible for additional credited service under the terms of the Pension Plan as though he or she remained employed up to age 65. The amount shown represents the present value of the single life annuity distribution option at age 65. This benefit would be paid by the Pension Plan trust.

(6)	Since Mr. Cavanaugh is age 55 and has 15 years of service, the amount shown represents his early retirement benefit under the BRP as the present value of the five annual installments payment option. This non-qualified benefit would be paid by the Company. All amounts deferred or earned after December 31, 2004 would be paid in compliance with Code §409A, including, but not limited to, the six month delay after termination of employment before the first payment is made.

(a) This amount represents the BRP death benefit payable to Mr. Cavanaugh’s surviving spouse that would commence immediately after his death since he is age 55. The spouse is entitled to the survivor portion of the 100% joint and survivor annuity at age 55. This non-qualified benefit would be paid by the Company.

(b) If a participant terminates employment due to a permanent disability that qualifies him or her to receive Social Security disability benefits, the participant will be eligible for additional credited service under the terms of the BRP as though he or she remained employed up to age 65. The amount shown represents the present value of the five annual installments payment option at age 65. This non-qualified benefit would be paid by the Company.

(c) If employment is terminated for cause, the BRP benefit would be forfeited.

(7)	Since Mr. Cavanaugh is age 55 and has 15 years of service, the amount shown represents his early retirement benefit under the SRP as the present value of the five annual installments payment option. This non-qualified benefit would be paid by the Company. All amounts deferred or earned after December 31, 2004 would be paid in compliance with Code §409A, including, but not limited to, the six month delay after termination of employment before the first payment is made.

(a) This amount represents the SRP death benefit payable to Mr. Cavanaugh’s surviving spouse that would commence immediately after his death since he is age 55 on the date of death. The spouse is entitled to the survivor portion of the 100% joint and survivor annuity at age 55. This non-qualified benefit would be paid by the Company.

(b) If employment is terminated for cause, the SRP benefit would be forfeited.

(8)	The amount shown represents the aggregate value of participant contributions to the Mirror Savings Plan, vested Company matching contributions and earnings thereon as of the last day of the fiscal year. Mr. Cavanaugh is 100% vested in his Company contribution account since he has been employed more than five years. This non-qualified benefit would be paid by the Company. Since Mr. Cavanaugh has not selected a distribution option, the amount would be paid in five annual installments. If employment is terminated on February 3, 2007, the first installment would be paid in January 2008.

(9)
(a) Mr. Cavanaugh participates in the Company’s medical, dental, and life insurance coverages. The amount shown represents the present value of the Company contribution towards retiree medical coverage up to age 65. Mr. Cavanaugh would also be eligible for retiree coverage under the dental and life insurance plans. These benefits offer group rate coverage to eligible retirees. To be eligible the associate must retire after age 55 with at least 10 years of total service, the last five of which must be continuous. In addition, the retiree’s age plus years of service must equal or exceed 80. Premiums for retiree dental and life insurance coverage are paid by the associate and no value has been assigned to these benefits.

(b) In the event Mr. Cavanaugh is terminated without cause, and subject to execution of a release and compliance with covenants described in “Compensation Discussion and Analysis,” under the Termination Pay Agreement, he would be entitled to receive a lump sum payment equal to 18 months of the Company contribution toward the medical, dental, and life insurance coverages he was participating in at the time of termination plus a gross up for Federal income taxes. Payment would be made within 14 days after the revocation period under the release ends.

(10)	The Company provides a taxable allowance to officers who elect to participate in the financial counseling program. Since Mr. Cavanaugh has never participated in this program, he would be eligible for a first time user allowance of $13,030 in 2007. A participant in the program who terminates employment, other than for cause, will retain the benefit for two and one-half months after termination of employment. The amount shown assumes that Mr. Cavanaugh has the full benefit available to him as of February 3, 2007.

(a) In the event Mr. Cavanaugh is terminated without cause, and subject to execution of a release and compliance with covenants described in “Compensation Discussion and Analysis,” under the Termination Pay Agreement, Mr. Cavanaugh would be entitled to a lump sum payment of $25,000 for both financial counseling and outplacement services. Payment would be made by the Company within 14 days after the revocation period under the release ends.

(11)
(a) As required by various state laws and the paid time off programs, the Company will pay any earned but unused 2007 vacation after termination of employment. The number shown is the earned but unused 2007 vacation available to Mr. Cavanaugh on February 3, 2007. The paid time off programs are administered on a calendar year basis.

(b) Since Mr. Cavanaugh participates in the vacation plan in effect before January 1, 2004, if termination is due to retirement, death or permanent disability, he is entitled to receive additional paid time off hours as a lump sum cash payment at the time of termination. Since Mr. Cavanaugh is age 55 and has 15 years of service, a voluntary resignation would be treated as a retirement. This benefit would be paid by the Company. In the event Mr. Cavanaugh is terminated without cause, and subject to execution of a release and compliance with covenants described in “Compensation Discussion and Analysis,” under the Termination Pay Agreement, Mr. Cavanaugh would also be entitled to payment for additional paid time off hours under the Termination Pay Agreement. This benefit would be paid by the Company within 14 days after the revocation period under the release ends.

(c) Additional paid time off hours would be forfeited in the event of termination for cause.

Ken C. Hicks (President and Chief Merchandising Officer) — Termination without a Change in Control

	Termination Event
									Involuntary
	Voluntary						Permanent		Termination		Termination
Benefit or Payment	Resignation		Retirement		Death		Disability		without Cause		For Cause

Base Salary(1)	$6,667		$6,667		$6,667		$6,667		$1,206,667	(a)	$6,667
Annual Cash Incentive(2)	$1,072,932	(a)	$1,072,932	(a)	$593,600	(b)	$593,600	(b)	$1,484,000	(c)	$479,332	(a)(d)
Stock Options(3)	$3,499,961	(a)	$3,499,961	(a)	$5,988,638	(a)	$5,988,638	(a)	$7,234,916	(b)	$0	(c)
Restricted Stock(4)	$0	(a)	$0	(a)	$1,719,868	(a)	$1,719,868	(a)	$3,092,966	(b)	$0	(c)
Pension Plan(5)	$0		$0		$0		$180,781	(a)	$0		$0
Benefit Restoration Plan(6)	$0		$0		$0		$991,584	(a)	$0		$0
Supplemental Retirement Program(7)	N/A		N/A		N/A		N/A		N/A		N/A
Mirror Savings Plan(8)	$581,123		$581,123		$619,577		$619,577		$581,123		$581,123
Health and life insurance(9)	$0		$0		$0		$0		$18,384	(a)	$0
Financial Counseling and Outplacement(10)	$9,020		$9,020		$9,020		$9,020		$25,000	(a)	$0
Vacation(11)	$76,923	(a)	$76,923	(a)	$89,742	(a)(b)	$89,742	(a)(b)	$89,742	(a)(b)	$76,923	(a)(c)
Total	$5,246,626		$5,246,626		$9,027,112		$10,199,477		$13,732,798		$1,144,045

(1)	As required by law, each named executive officer would receive any accrued but unpaid base salary through the date of termination. Mr. Hicks’ last pay period for fiscal 2006 ended January 31, 2007; accordingly, the amount shown represents two days of accrued but unpaid base salary. This amount would be paid by the Company as a lump sum following termination of employment.

(a)	In the event Mr. Hicks is terminated without cause, and subject to execution of a release and compliance with covenants described in “Compensation Discussion and Analysis,” under the Termination Pay Agreement, Mr. Hicks would be entitled to a lump sum cash payment from the Company equal to 18 months of base salary at the annualized rate in effect at the time of termination. Payment is made within 14 days after the revocation period under the release ends.

(2) (a)	Under the Management Incentive Compensation Program, the Company would make a lump sum cash payment to an associate whose employment terminates due to retirement, death, or permanent disability, or a termination on or after the last day of the fiscal year. All payments are made within two and one-half months after the Company’s fiscal year ends. The amount shown is Mr. Hicks’ actual annual incentive compensation payment since termination is assumed to have occurred on the last day of the fiscal year.

(b)	The Company pays a lump sum cash payment to an executive whose employment terminates due to death or permanent disability, subject to compliance with covenants described in “Compensation Discussion and Analysis,” under the Termination Pay Agreement. The amount of the cash incentive payment is calculated under the Management Incentive Compensation Program at 100% of target, prorated for the period of actual service, and would be paid as soon as practicable after the termination event.

(c)	In the event Mr. Hicks is terminated without cause, and subject to execution of a release and compliance with covenants described in “Compensation Discussion and Analysis,” under the Termination Pay Agreement, the Company would make a lump sum payment equal to 18 months of annual cash incentive calculated at 100% of target under the Management Incentive Compensation Program. Payment would be made within 14 days after the revocation period under the release ends. He would also be entitled to prorated incentive compensation at 100% of his target for the year of termination. This prorated incentive compensation would be paid as soon as practicable after the termination event.

(d)	In the event of a termination for cause the individual portion of the annual incentive compensation payment would be zero.

(3) (a)	For options issued prior to 2006, all unvested options are 100% vested upon retirement, death or permanent disability. For those options, a voluntary resignation is considered a retirement if the associate is age 60 or older or is age 55 through age 59 with at least 15 years of service. Since Mr. Hicks is not age 55 and does not have 15 years of service, voluntary resignation is not considered retirement. For options issued in 2006, if termination is due to retirement, death or permanent disability, unvested options vest on a prorated basis based on the ratio of (i) the number of calendar days from the date of grant through the termination date to (ii) the total number of calendar days in the vesting period. Unless the termination qualifies as retirement, death or disability, all unvested options are immediately forfeited upon a voluntary resignation. For options granted prior to fiscal 2005, any vested options can be exercised for a period of three months after a voluntary resignation. For options granted after fiscal 2005, all outstanding options are immediately forfeited upon a voluntary resignation. The amount shown represents the difference between the market price of JCPenney common stock and the exercise price of stock options based on the closing price of JCPenney common stock on February 2, 2007. The amount shown assumes all vested options were exercised on the date of termination.

(b)	In the event Mr. Hicks is terminated without cause, and subject to execution of a release and compliance with covenants described in “Compensation Discussion and Analysis,” under the Termination Pay Agreement, all outstanding stock options would be 100% vested. The amount shown represents the difference between the market price of JCPenney common stock and the exercise price of stock options based on the closing price of JCPenney common stock on February 2, 2007.

(c)	All outstanding options would be immediately forfeited upon a termination for cause.

(4) (a)	In the event of termination for retirement, death, or permanent disability, all restrictions on the 13,813 shares of restricted stock awarded to Mr. Hicks on January 3, 2005 will immediately lapse. If his employment is terminated voluntarily or for cause all shares of restricted stock are forfeited. Since Mr. Hicks would not be age 55 and he does not have 15 years of service, a voluntary resignation would not be treated as a retirement. The amount shown represents the value of these shares of restricted stock based on the closing price of JCPenney common stock on February 2, 2007. In the event of termination for retirement, death, or permanent disability, performance-based restricted stock units awarded in 2006 would be prorated based on the ratio of (i) the number of calendar days from the date of grant through the termination date to (ii) the total number of calendar days in the vesting period. If employment terminates voluntarily, the performance-based stock units would be forfeited, unless the participant’s termination qualifies as a retirement. Since Mr. Hicks is not age 55 and does not have 15 years of service, voluntary resignation would not be considered a retirement. Performance-based restricted stock units earned on termination will vest and an equivalent number of shares of common stock would be issued. The amount shown represents the value of these performance-based restricted stock units based on the closing price of JCPenney common stock on February 2, 2007.

(b)	In the event Mr. Hicks is terminated without cause, subject to execution of a release and compliance with covenants described in “Compensation Discussion and Analysis,” under the Termination Pay Agreement, all outstanding performance-based restricted stock units would be 100% vested. The amount shown represents the value of these restricted stock awards based on the closing price of JCPenney common stock on February 2, 2007.

(c)	If employment is terminated for cause, the performance-based restricted stock units would be forfeited.

(5)	To be vested in a Pension Plan benefit, a participant must be employed for at least five years. Mr. Hicks has not yet vested in the Pension Plan.

(a)	Even if the participant is not vested in the Pension Plan, if a participant terminates employment due to a permanent disability that qualifies him or her to receive Social Security disability benefits, the participant would be eligible for additional credited service under the terms of the Pension Plan as though he or she remained employed up to age 65. The amount shown represents the present value of the single life annuity distribution option at age 65. This benefit would be paid by the Pension Plan trust.

(6)	To be vested in a benefit under the BRP, a participant must be employed for at least five years. Mr. Hicks has not yet vested in the BRP.

(a)	Even if the participant is not vested in the BRP, if a participant terminates employment due to a disability that qualifies him or her to receive Social Security disability benefits, the participant would be eligible for additional credited service under the terms of the BRP as though he or she remained employed up to age 65. The amount shown represents the present value of the single life annuity distribution option at age 65. This non-qualified benefit would be paid by the Company. All amounts deferred or earned after December 31, 2004 would be paid in compliance with Code §409A, including, but not limited to, the six month delay after termination of employment before the first payment is made.

(7)	The SRP was closed to new entrants in 1995. Mr. Hicks does not participate in the SRP.

(8)	The amount shown represents the aggregate value of participant contributions to the Mirror Savings Plan, vested Company matching contributions and earnings thereon as of the last day of the fiscal year. This amount also includes the vested portion of the 2006 Company matching contribution made at the end of February 2007. Mr. Hicks is 80% vested in his Company contribution account for Company contributions made for plan years prior to 2007 and is 100% vested in Company contributions made for the 2007 plan year since he has more than three years of service. In the event of retirement at age 65, death or permanent disability all Company matching contributions in the Mirror Savings Plan will be 100% vested. In all other termination events, all unvested Company matching contributions are forfeited. This non-qualified benefit would be paid by the Company. Since Mr. Hicks has not selected a distribution option, the amount would be paid in five annual installments. If employment is terminated on February 3, 2007, the first installment would be paid in January 2008.

(9)	Mr. Hicks participates in the Company’s medical, dental, and life insurance coverages. Mr. Hicks is not eligible for retiree medical or dental coverage since he was hired after January 1, 2002. Mr. Hicks would become eligible for retiree life insurance if his age and years of total service (at least 10 years of total service, with five years of continuous service immediately before termination of employment) equal or exceed 80.

(a)	In the event Mr. Hicks is terminated without cause, subject to execution of a release and compliance with covenants described in “Compensation Discussion and Analysis,” under the Termination Pay Agreement, he would be entitled to receive a lump sum payment equal to 18 months of the Company contribution toward the medical, dental, and life insurance coverages he was participating in at the time of termination plus a gross up for Federal income taxes. Payment would be made within 14 days after the revocation period under the release ends.

(10)	The Company provides a taxable allowance to officers who participate in the financial counseling program of up to $9,020 for calendar year 2007. Participants in the program who terminate employment, other than for cause, will retain the benefit for two and one-half months after termination of employment. The amount shown represents the benefit available to Mr. Hicks as of February 3, 2007.

(a)	In the event Mr. Hicks is terminated without cause, subject to execution of a release and compliance with covenants described in “Compensation Discussion and Analysis,” under the Termination Pay Agreement, Mr. Hicks would be entitled to a lump sum payment of $25,000 for both financial counseling and outplacement services. Payment would be made by the Company within 14 days after the revocation period under the release ends.

(11) (a)	As required by various state laws and the paid time off programs, the Company will pay any earned but unused 2007 vacation after termination of employment. The number shown is the earned but unused 2007 vacation available to Mr. Hicks on February 3, 2007. The paid time off programs are administered on a calendar year basis.

(b)	Since Mr. Hicks participates in the vacation plan in effect before January 1, 2004, if termination is due to retirement, death or permanent disability, he is entitled to receive additional paid time off hours as a lump sum cash payment at the time of termination. Since Mr. Hicks is not age 55 and does not have 15 years of service, a voluntary resignation would not be treated as a retirement. This benefit would be paid by the Company. In the event Mr. Hicks is terminated without cause, subject to execution of a release and compliance with the covenants described in “Compensation Discussion and Analysis,” under the Termination Pay Agreement, Mr. Hicks would also be entitled to additional paid time off hours under the Termination Pay Agreement. This benefit would be paid by the Company within 14 days after the revocation period under the release ends.

(c)	Additional paid time off hours would be forfeited in the event of termination for cause.

Michael T. Theilmann (Executive Vice President, Chief Human Resources and Administration Officer) — Termination without a Change in Control

	Termination Event
									Involuntary
	Voluntary						Permanent		Termination		Termination
Benefit or Payment	Resignation		Retirement		Death		Disability		without Cause		For Cause

Base Salary(1)	$4,333		$4,333		$4,333		$4,333		$784,333	(a)	$4,333
Annual Cash Incentive(2)	$550,924	(a)	$550,924	(a)	$309,074	(b)	$309,074	(b)	$772,685	(c)	$249,577	(a)(d)
Stock Options(3)	$0	(a)	$0	(a)	$2,550,682	(a)	$2,550,682	(a)	$3,065,305	(b)	$0	(c)
Restricted Stock(4)	$0	(a)	$0	(a)	$3,625,549	(a)	$3,625,549	(a)	$4,606,262	(b)	$0	(c)
Pension Plan(5)	$0		$0		$0		$156,902	(a)	$0		$0
Benefit Restoration Plan(6)	$0		$0		$0		$632,245	(a)	$0		$0
Supplemental Retirement Program(7)	N/A		N/A		N/A		N/A		N/A		N/A
Mirror Savings Plan(8)	$0		$0		$0		$0		$0		$0
Health and life insurance(9)	$0		$0		$0		$0		$22,948	(a)	$0
Financial Counseling and Outplacement(10)	$9,020		$9,020		$9,020		$9,020		$25,000	(a)	$0
Vacation(11)	$21,125		$21,125		$21,125		$21,125		$21,125		$21,125
Total	$585,402		$585,402		$6,519,783		$7,308,930		$9,297,658		$275,035

(1)	As required by law, each named executive officer would receive any accrued but unpaid base salary through the date of termination. Mr. Theilmann’s last pay period for fiscal 2006 ended January 31, 2007; accordingly, the amount shown represents two days of accrued but unpaid base salary. This amount would be paid by the Company as a lump sum following termination of employment.

(a)	In the event Mr. Theilmann is terminated without cause, and subject to execution of a release and compliance with covenants described in “Compensation Discussion and Analysis,” under the Termination Pay Agreement, Mr. Theilmann would be entitled to a lump sum cash payment from the Company on termination equal to 18 months of additional base salary at the annualized rate in effect at the time of termination. Payment would be made within 14 days after the revocation period under the release ends.

(2) (a)	Under the Management Incentive Compensation Program, the Company would make a lump sum cash payment to an associate whose employment terminates due to retirement, death, or permanent disability, or a termination on or after the last day of the fiscal year. All payments are made within two and one-half months after the Company’s fiscal year ends. The amount shown is Mr. Theilmann’s actual annual incentive compensation payment since termination is assumed to have occurred on the last day of the fiscal year.

(b)	The Company pays a lump sum cash payment to an executive whose employment terminates due to death or permanent disability, subject to compliance with covenants described in “Compensation Discussion and Analysis,” under the Termination Pay Agreement. The amount of the cash incentive payment is calculated under the Management Incentive Compensation Program at 100% of target, prorated for the period of actual service, and would be paid as soon as practicable after the termination event.

(c)	In the event Mr. Theilmann is terminated without cause, subject to execution of a release and compliance with covenants described in “Compensation Discussion and Analysis,” under the Termination Pay Agreement, the Company would make a lump sum cash payment equal to 18 months of annual cash incentive calculated at 100% of target under the Management Incentive Compensation Program. Payment would be made within 14 days after the revocation period under the release ends. He would also be entitled to prorated incentive compensation at 100% of his target for the year of termination. This prorated incentive compensation would be paid as soon as practicable after the termination event.

(d)	In the event of a termination for cause the individual portion of the annual incentive compensation payment would be zero.

(3) (a)	For options issued prior to 2006, all unvested options are 100% vested upon retirement, death or permanent disability. For those options, a voluntary resignation is considered a retirement if the associate is 60 or older or is age 55 through age 59 with at least 15 years of service. Since Mr. Theilmann is not age 55 and does not have at least 15 years of service, voluntary resignation is not considered retirement. For options issued in 2006, if the termination is due to retirement, death or permanent disability, unvested options vest on a prorated basis based on the ratio of (i) the number of calendar days from the date of grant through the termination date to (ii) the total number of calendar days in the vesting period. Unless the termination qualifies for retirement, death or disability all outstanding options are immediately forfeited upon a voluntary resignation. The amount shown represents the difference between the market price of JCPenney common stock and the exercise price of stock options based on the closing price of JCPenney common stock on February 2, 2007. The amount shown assumes all vested options were exercised on the date of termination.

(b)	In the event Mr. Theilmann is terminated without cause, and subject to execution of a release and compliance with covenants described in “Compensation Discussion and Analysis,” under the Termination Pay Agreement, all outstanding stock options are 100% vested on termination. The amount shown represents the difference between the market price of JCPenney common stock and the exercise price of stock options based on the closing price of JCPenney common stock on February 2, 2007.

(c)	All outstanding options would be immediately forfeited upon a termination for cause.

(4) (a)	In the event of termination for death, or permanent disability, all restricted stock units awarded to Mr. Theilmann in connection with his employment on June 1, 2005 will be 100% vested. If his employment is terminated voluntarily, for retirement or for cause all restricted stock units would be forfeited. The amount shown represents the value of these restricted stock units based on the closing price of JCPenney common stock on February 2, 2007. The amount shown also includes the value of additional restricted stock units attributable to dividend equivalents paid on this award. In the event of termination for retirement, death, or permanent disability, performance-based restricted stock units awarded in 2006 would be prorated based on the ratio of (i) the number of calendar days from the date of grant through the termination date to (ii) the total number of calendar days in the vesting period. If employment terminates voluntarily, the performance-based restricted stock units are forfeited, unless the participant’s termination qualifies as a retirement. Since Mr. Theilmann is not age 55 and does not have 15 years of service, voluntary resignation is not considered a retirement. Performance-based restricted stock units earned on termination will vest and an equivalent number of shares of common stock will be issued. The amount shown represents the value of these performance-based restricted stock units based on the closing price of JCPenney common stock on February 2, 2007.

(b)	In the event Mr. Theilmann is terminated without cause, subject to execution of a release and compliance with covenants described in “Compensation Discussion and Analysis,” under the Termination Pay Agreement, all outstanding performance-based restricted stock units would be 100% vested. The amount shown represents the value of these restricted stock awards based on the closing price of JCPenney common stock on February 2, 2007.

(c)	If employment is terminated for cause, the performance-based restricted stock units would be forfeited.

(5)	To be vested in a Pension Plan benefit, a participant must be employed for at least five years. Mr. Theilmann has not yet vested in the Pension Plan.

(a)	Even if the participant is not vested in the Pension Plan, if a participant terminates employment due to a permanent disability that qualifies him or her to receive Social Security disability benefits, the participant would be eligible for additional credited service under the terms of the Pension Plan as though he or she remained employed up to age 65. The amount shown represents the present value of the single life annuity distribution option at age 65. This benefit would be paid by the Pension Plan trust.

(6)	To be vested in a benefit under the BRP, a participant must be employed for at least five years. Mr. Theilmann has not yet vested in the BRP.

(a)	Even if the participant is not vested in the BRP, if a participant terminates employment due to a disability that qualifies him or her to receive Social Security disability benefits, the participant would be eligible for additional credited service under the terms of the BRP as though he or she remained employed up to age 65. The amount shown represents the present value of the single life annuity distribution option at age 65. This non-qualified benefit would be paid by the Company. All amounts deferred or earned after December 31, 2004 would be paid in compliance with Code §409A, including, but not limited to, the six month delay after termination of employment before the first payment is made.

(7)	The SRP was closed to new entrants in 1995. Mr. Theilmann does not participate in the SRP.

(8)	Mr. Theilmann does not participate in the Mirror Savings Plan.

(9)	Mr. Theilmann participates in the Company’s medical, dental, and life insurance coverages. Mr. Theilmann is not eligible for retiree medical or dental coverage since he was hired after January 1, 2002. Mr. Theilmann would become eligible for retiree life insurance if his age and years of total service (at least 10 years of total service, with five years of continuous service immediately before termination of employment) equal or exceed 80.

(a)	In the event Mr. Theilmann is terminated without cause, subject to execution of a release and compliance with covenants described in “Compensation Discussion and Analysis,” under the Termination Pay Agreement, he would be entitled to receive a lump sum payment equal to 18 months of the Company contribution toward the medical, dental, and life insurance coverages he was participating in at the time of termination plus a gross up for Federal income taxes. Payment would be made within 14 days after the revocation period under the release ends.

(10)	The Company provides a taxable allowance to officers who participate in the financial counseling program of up to $9,020 for calendar year 2007. Participants in the program who terminate employment, other than for cause, will retain the benefit for two and one-half months after termination of employment. The amount shown represents the benefit available to Mr. Theilmann as of February 3, 2007.

(a)	In the event Mr. Theilmann is terminated without cause, and subject to execution of a release and compliance with covenants described in “Compensation Discussion and Analysis,” under the Termination Pay Agreement, Mr. Theilmann would be entitled to a lump sum payment of $25,000 for both financial counseling and outplacement services. Payment would be made by the Company within 14 days after the revocation period under the release ends.

(11)	As required by various state laws and the paid time off programs, the Company will pay any earned but unused 2007 vacation after termination of employment. The number shown is the earned but unused 2007 vacation available to Mr. Theilmann on February 3, 2007. The paid time off programs are administered on a calendar year basis.

Joanne L. Bober (Executive Vice President, General Counsel and Secretary) — Termination without a Change in Control

	Termination Event
									Involuntary
	Voluntary						Permanent		Termination		Termination
Benefit or Payment	Resignation		Retirement		Death		Disability		without Cause		For Cause

Base Salary(1)	$3,958		$3,958		$3,958		$3,958		$716,458	(a)	$3,958
Annual Cash Incentive(2)	$412,049	(a)	$412,049	(a)	$234,452	(b)	$234,452	(b)	$586,130	(c)	$189,320	(a)(d)
Stock Options(3)	$0	(a)	$0	(a)	$2,910,714	(a)	$2,910,714	(a)	$3,270,940	(b)	$0	(c)
Restricted Stock(4)	$0	(a)	$0	(a)	$1,537,402	(a)	$1,537,402	(a)	$2,223,909	(b)	$0	(c)
Pension Plan(5)	$0		$0		$0		$169,799	(a)	$0		$0
Benefit Restoration Plan(6)	$0		$0		$0		$536,771	(a)	$0		$0
Supplemental Retirement Program(7)	N/A		N/A		N/A		N/A		N/A		N/A
Mirror Savings Plan(8)	$2,400		$2,400		$2,472		$2,472		$2,400		$2,400
Health and life insurance(9)	$0		$0		$0		$0		$11,358	(a)	$0
Financial Counseling and Outplacement(10)	$9,020		$9,020		$9,020		$9,020		$25,000	(a)	$0
Vacation(11)	$23,522		$23,522		$23,522		$23,522		$23,522		$23,522
Total	$450,949		$450,949		$4,721,540		$5,428,110		$6,859,717		$219,200

(1)	As required by law, each named executive officer would receive any accrued but unpaid base salary through the date of termination. Ms. Bober’s last pay period for fiscal 2006 ended January 31, 2007; accordingly, the amount shown represents two days of accrued but unpaid base salary. This amount would be paid by the Company as a lump sum following termination of employment.

(a)	In the event Ms. Bober is terminated without cause, and subject to execution of a release and compliance with covenants described in “Compensation Discussion and Analysis,” under the Termination Pay Agreement, Ms. Bober would be entitled to a lump sum cash payment from the Company equal to 18 months of base salary at the annualized rate in effect at the time of termination. Payment would be made within 14 days after the revocation period under the release ends.

(2) (a)	Under the Management Incentive Compensation Program, the Company would make a lump sum cash payment to an associate whose employment terminates due to retirement, death, or permanent disability, or a termination on or after the last day of the fiscal year. All payments are made within two and one-half months after the Company’s fiscal year ends. The amount shown is Ms. Bober’s actual annual incentive compensation payment since termination is assumed to have occurred on the last day of the fiscal year.

(b)	The Company pays a lump sum cash payment to an executive whose employment terminates due to death or permanent disability, subject to compliance with covenants described in “Compensation Discussion and

Analysis,” under the Termination Pay Agreement. The amount of the cash incentive payment is calculated under the Management Incentive Compensation Program at 100% of target, prorated for the period of actual service, and would be paid as soon as practicable after the termination event.

(c)	In the event Ms. Bober is terminated without cause, subject to execution of a release and compliance with covenants described in “Compensation Discussion and Analysis,” under the Termination Pay Agreement, the Company would make a lump sum cash payment equal to 18 months of annual cash incentive calculated at 100% of target under the Management Incentive Compensation Program. Payment would be made within 14 days after the revocation period under the release ends. She would also be entitled to prorated incentive compensation at 100% of her target for the year of termination. This prorated incentive compensation would be paid as soon as practicable after the termination event.

(d)	In the event of a termination for cause the individual portion of the annual incentive compensation payment would be zero.

(3) (a)	For options issued prior to 2006, all unvested options are 100% vested upon retirement, death or permanent disability. For those options, a voluntary resignation is considered a retirement if the associate is age 60 or older or is age 55 through age 59 with at least 15 years of service. Since Ms. Bober is not age 55 and does not have 15 years of service, voluntary resignation is not considered retirement. For options issued in 2006, if the termination is due to retirement, death or permanent disability, unvested options vest on a prorated basis based on the ratio of (i) the number of calendar days from the date of grant through the termination date to (ii) the total number of calendar days in the vesting period. Unless the termination qualifies as retirement, death or disability, all outstanding options are immediately forfeited upon a voluntary resignation. The amount shown represents the difference between the market price of JCPenney common stock and the exercise price of stock options based on the closing price of JCPenney common stock on February 2, 2007. The amount shown assumes all vested options were exercised on the date of termination.

(b)	In the event Ms. Bober is terminated without cause, and subject to execution of a release and compliance with covenants described in “Compensation Discussion and Analysis,” under the Termination Pay Agreement, all outstanding stock options are 100% vested on termination. The amount shown represents the difference between the market price of JCPenney common stock and the exercise price of stock options based on the closing price of JCPenney common stock on February 2, 2007.

(c)	All outstanding options would be immediately forfeited upon a termination for cause.

(4) (a)	In the event of termination for retirement, death, or permanent disability, all restrictions on the 15,000 shares of restricted stock awarded to Ms. Bober on February 16, 2005 will immediately lapse. If her employment is terminated voluntarily or for cause all shares of restricted stock are forfeited. Since Ms. Bober would not be age 55 and she does not have 15 years of service, a voluntary resignation would not be treated as a retirement. The amount shown represents the value of these shares of restricted stock based on the closing price of JCPenney common stock on February 2, 2007. In the event of termination for retirement, death, or permanent disability, the performance-based restricted stock units awarded in 2006 are prorated based on the ratio of (i) the number of calendar days from the date of grant through the termination date to (ii) the total number of calendar days in the vesting period. If employment terminates voluntarily, the performance-based stock units are forfeited, unless the participant’s termination qualifies as a retirement. Since Ms. Bober is not 55 and does not have 15 years of service, voluntary resignation would not be considered a retirement. Performance-based restricted stock units earned on termination will vest and an equivalent number of shares of common stock will be issued. The amount shown represents the value of these performance-based restricted stock units based on the closing price of JCPenney common stock on February 2, 2007.

(b)	In the event Ms. Bober is terminated without cause, subject to execution of a release and compliance with covenants described in “Compensation Discussion and Analysis,” under the Termination Pay Agreement, all outstanding performance-based restricted stock units would be 100% vested. The amount shown represents the value of these restricted stock awards based on the closing price of JCPenney common stock on February 2, 2007.

(c)	If employment is terminated for cause, the performance-based restricted stock units would be forfeited upon termination.

(5)	To be vested in a Pension Plan benefit, a participant must be employed for at least five years. Ms. Bober has not yet vested in the Pension Plan.

(a)	Even if the participant is not vested in the Pension Plan, if a participant terminates employment due to a permanent disability that qualifies him or her to receive Social Security disability benefits, the participant would be eligible for additional credited service under the terms of the Pension Plan as though he or she remained employed up to age 65. The amount shown represents the present value of the single life annuity distribution option at age 65. This benefit would be paid by the Pension Plan trust.

(6)	To be vested in a benefit under the BRP, a participant must be employed for at least five years. Ms. Bober has not yet vested in the BRP.

(a)	Even if the participant is not vested in the BRP, if a participant terminates employment due to a disability that qualifies him or her to receive Social Security disability benefits, the participant would be eligible for additional credited service under the terms of the BRP as though he or she remained employed up to age 65. The amount shown represents the present value of the five annual installments distribution option at age 65. This non-qualified benefit would be paid by the Company. All amounts deferred or earned after December 31, 2004 would be paid in compliance with Code §409A, including, but not limited to, the six month delay after termination of employment before the first payment is made.

(7)	The SRP was closed to new entrants in 1995. Ms. Bober does not participate in the SRP.

(8)	The amount shown represents the aggregate value of participant contributions to the Mirror Savings Plan, and earnings thereon as of the last day of the fiscal year. This amount excludes contributions related to pay after January 31, 2007. Ms. Bober, who began participating in the plan on January 1, 2007, is not vested in her Company contribution account since she does not have three years of service. In the event of retirement at age 65, death, or permanent disability all Company matching contributions in the Mirror Savings Plan will be 100% vested. In all other termination events, all unvested Company matching contributions are forfeited. This non-qualified benefit would be paid by the Company in five annual installments. If employment is terminated on February 3, 2007, the first installment would be paid in January 2008.

(9)	Ms. Bober participates in the Company’s medical, dental, and life insurance coverages. Ms. Bober is not eligible for retiree medical or dental coverage since she was hired after January 1, 2002. Ms. Bober would become eligible for retiree life insurance if her age and years of total service (at least 10 years of total service, with five years of continuous service immediately before termination of employment) equal or exceed 80.

(a)	In the event Ms. Bober is terminated without cause, subject to execution of a release and compliance with covenants described in “Compensation Discussion and Analysis,” under the Termination Pay Agreement, she would be entitled to receive a lump sum payment equal to 18 months of the Company contribution toward the medical, dental, and life insurance coverages she was participating in at the time of termination plus a gross up for Federal income taxes. Payment would be made by the Company within 14 days after the revocation period under the release ends.

(10)	The Company provides a taxable allowance to officers who participate in the financial counseling program of up to $9,020 for calendar year 2007. Participants in the program who terminate employment, other than for cause, will retain the benefit for two and one-half months after termination of employment. The amount shown represents the benefit available to Ms. Bober as of February 3, 2007.

(a)	In the event Ms. Bober is terminated without cause, subject to execution of a release and compliance with covenants described in “Compensation Discussion and Analysis,” under the Termination Pay Agreement, Ms. Bober would be entitled to a lump sum payment of $25,000 for both financial counseling and outplacement services. Payment would be made by the Company within 14 days after the revocation period under the release ends.

(11)	As required by various state laws and the paid time off programs, the Company will pay any earned but unused 2007 vacation after termination of employment. The number shown is the earned but unused 2007 vacation available to Ms. Bober on February 3, 2007. The paid time off programs are administered on a calendar year basis.

Change in Control; Termination following a Change in Control

In order to describe the payments and benefits that are triggered upon a change in control and for each termination event following a change in control, we have created a table for each named executive officer, other than Ms. West, estimating the payments and benefits that would be paid under each element of our compensation program. These payments reflect a change of control event or assume that the named executive officer’s employment terminated immediately upon a change in control occurring on February 3, 2007, which is the last day of the Company’s last completed fiscal year.

Some of our plans and programs also provide for different calculations of payments and triggering of benefits in the event of a reduction in force or a qualified unit closing. Because we do not believe that any of the named executive officers would receive any additional benefits in a reduction in force or unit closing termination scenario following a change in control, the following tables do not include estimated payments and values for those triggering events.

Notwithstanding the provisions of the Company’s other plans and programs, if the named executive officer receives benefits under the Change in Control Plan due to an involuntary termination without cause or a termination with good reason he or she will not receive benefits under another plan or program intending to provide the same or similar eligibility or benefits as the Change in Control Plan, unless otherwise provided in the Change in Control Plan.

Myron E. Ullman, III (Chairman and CEO) — Following a Change in Control

	Event
										Involuntary
										Termination
										without Cause
	Change in									or Termination
	Control with	Voluntary						Permanent		with Good		Termination
Benefit or Payment	No Termination	Resignation		Retirement		Death		Disability		Reason(1)		For Cause

Base Salary(2)	$0	$12,500		$12,500		$12,500		$12,500		$4,512,500	(a)	$12,500
Annual Cash Incentive(3)	$0	$2,673,750		$2,673,750		$2,673,750		$2,673,750		$7,173,750	(a)	$1,211,250
Stock Options(4)	$4,355,452	$4,355,452		$4,355,452		$4,355,452		$4,355,452		$4,355,452		$0	(a)
Restricted Stock(5)	$16,366,112	$23,225,997		$23,225,997		$23,225,997		$23,225,997		$23,225,997		$23,225,997
Pension Plan(6)	$0	$0		$0		$0		$112,951	(a)	$0		$0
Benefit Restoration Plan(7)	$0	$0		$0		$0		$1,678,911	(a)	$1,805,337	(b)	$0
Supplemental Retirement Program(8)	N/A	N/A		N/A		N/A		N/A		N/A		N/A
Mirror Savings Plan(9)	$0	$146,336	(a)	$146,336	(a)	$193,897	(a)	$193,897	(a)	$328,897	(a)(b)	$146,336	(a)
Health and life insurance(10)	$0	$0		$0		$0		$0		$5,085	(a)	$0
Financial Counseling and Outplacement(11)	$0	$9,020		$9,020		$9,020		$9,020		$25,000	(a)	$0
Vacation(12)	$0	$51,202		$51,202		$51,202		$51,202		$51,202		$51,202
Excise Tax & Gross-Up(13)	$0	$0		$0		$0		$0		$4,983,759		$0
Total	$20,721,564	$30,474,256		$30,474,256		$30,521,818		$32,313,680		$46,466,978		$24,647,284

(1)	See “Compensation Discussion and Analysis” for a description of the Change in Control Plan.

(2)	As required by law, each named executive officer would receive any accrued but unpaid base salary through the date of termination. Mr. Ullman’s last pay period for fiscal 2006 ended January 31, 2007; accordingly, the amount shown represents two days of accrued but unpaid base salary. This amount would be paid by the Company as a lump sum following termination of employment.

(a)	Under the Change in Control Plan, Mr. Ullman would be entitled to a lump sum cash payment from the Company following an involuntary termination without cause or a termination with good reason equal to three years of base salary at the annualized rate in effect at the time of termination. The payment would be made within 30 days after termination of employment.

(3)	Under the Management Incentive Compensation Program, the Company will make a lump sum cash payment to an associate whose employment terminates due to retirement, death, permanent disability, or on or after the last day of the fiscal year. All payments are made within two and one-half months after the Company’s fiscal year ends. The amount shown is Mr. Ullman’s actual annual incentive compensation payment. In the event of termination for cause, the individual portion of the annual incentive compensation payment would be zero.

(a)	Under the Change in Control Plan, Mr. Ullman would be entitled to a lump sum cash payment from the Company following an involuntary termination without cause or a termination with good reason equal to three years of annual incentive compensation at 100% of his target opportunity at the time of termination. He would also be entitled to prorated incentive compensation at 100% of his target for the year of termination, or if termination occurs on the last day of the fiscal year, at the greater of target or his actual incentive compensation amount. The payment would be made within 30 days after termination of employment.

(4)	Under the terms of the Company’s equity compensation programs all outstanding stock options are 100% vested upon a change in control. The amount shown reflects the difference between the market price of JCPenney common stock and the exercise price of 187,735 stock options based on the closing price of JCPenney common stock on February 2, 2007. This amount assumes all vested options are exercised on the date of termination.

(a)	All outstanding options would be immediately forfeited upon a termination for cause.

(5)	Under the terms of the Company’s equity compensation programs all restrictions on outstanding restricted stock awards will lapse and all outstanding performance-based restricted stock units would be 100% vested on a change in control. The amount shown includes the value of restricted stock based on the closing price of JCPenney common stock on February 2, 2007. The amount shown also includes the value of additional restricted stock units attributable to dividend equivalents paid on the 80,299 restricted stock units granted to Mr. Ullman in connection with the start of his employment. The 80,299 restricted stock units granted to Mr. Ullman in connection with the start of his employment on December 1, 2004 are payable in shares of common stock only following termination of employment. Accordingly, they are not included in the Change in Control with No Termination column.

(6)	To be vested in a Pension Plan benefit, a participant must be employed for at least five years. Mr. Ullman has not yet vested in the Pension Plan.

(a)	Even if the participant is not vested in the Pension Plan, if a participant terminates employment due to a permanent disability that qualifies him or her to receive Social Security disability benefits, the participant would be eligible for additional credited service under the terms of the Pension Plan as though he or she remained employed up to age 65. The amount shown represents the present value of the single life annuity distribution option at age 65. This benefit would be paid by the Pension Plan trust.

(7)	Following a change in control under the terms of the BRP, the Company will fund a trust to pay BRP benefits. Participants are provided an option to have their benefit paid in the form of a lump sum cash payment with a 10% reduction as an early payment penalty at the time of termination. To be vested in a benefit under the BRP, a participant must be employed for at least five years. Mr. Ullman has not yet vested in the BRP. All amounts deferred or earned after December 31, 2004 would be paid in compliance with Code §409A, including, but not limited to, the six month delay after termination of employment before the first payment is made.

(a)	Even if the participant is not vested in the BRP, if a participant terminates employment due to a permanent disability that qualifies him or her to receive Social Security disability benefits, the participant would be eligible for additional credited service under the terms of the BRP as though he or she remained employed up to age 65. The amount shown represents the present value of the single life annuity distribution option at age 65. This non-qualified benefit would be paid by the trust.

(b)	As provided under the Change in Control Plan, this amount includes the incremental lump sum value arising from three years of age and service credit being added to the BRP and the benefit being paid by the Company outside the BRP. The lump sum payment of $1,805,337 would be made within 30 days after termination of employment.

(8)	The SRP was closed to new entrants in 1995. Mr. Ullman does not participate in the SRP.

(9)	Following a change in control under the terms of the Mirror Savings Plan, the Company will fund a trust to pay Mirror Savings Plan benefits. Participants would be provided an option to have their benefit paid in the form of a lump sum cash payment with a 10% reduction as an early payment penalty at the time of termination. All subsequent deferrals to the Mirror Savings Plan cease upon a change in control. All amounts deferred or earned after December 31, 2004 would be paid in compliance with Code §409A, including, but not limited to, the six month delay after termination of employment before the first payment is made.

(a)	The amount shown represents the aggregate value of participant contributions to the Mirror Savings Plan, vested Company matching contributions and earnings thereon as of the last day of the fiscal year. This amount also includes the vested portion of the 2006 Company matching contribution made at the end of February 2007. Mr. Ullman is 40% vested in the Company matching contribution for Company contributions made for plan years prior to 2007 and is 0% vested in Company contributions made for the 2007 plan year since he does not have three years of service. In the event of retirement at age 65, death, or permanent disability, all Company matching contributions in the Mirror Savings Plan are 100% vested. In all other termination events, all unvested Company matching contributions are forfeited. This non-qualified benefit would be paid by the trust.

(b)	As provided under the Change in Control Plan, this amount includes the incremental lump sum value arising from three years of age and service credit being added to the Mirror Savings Plan and the benefit representing Company matching contributions based on participant deferrals related to the base salary and annual cash incentive paid under the Change in Control Plan being paid by the Company as a lump sum outside the Mirror Savings Plan. This lump sum payment of $182,561 would be made within 30 days after termination of employment.

(10)	Mr. Ullman does not participate in the Company’s medical or dental plans, but does participate in Company-paid life insurance. Mr. Ullman would become eligible for retiree life insurance if his age and years of total service (at least 10 years of total service, with five years of continuous service immediately before termination of employment) equal or exceed 80.

(a)	As provided under the Change in Control Plan, Mr. Ullman would receive three years of the Company contribution toward the medical, dental, and life insurance coverages he was enrolled in at the time of termination, grossed up for Federal income taxes. Since Mr. Ullman does not participate in the medical or dental plans, the amount shown represents only the Company contribution towards Mr. Ullman’s life insurance that he was enrolled in at the time of termination. The payment would be made within 30 days after termination of employment.

(11)	The Company provides a taxable allowance to officers who participate in the financial counseling program of up to $9,020 for calendar year 2007. Participants in the program who terminate employment, other than for cause, will retain the benefit for two and one-half months after termination of employment. The amount shown represents the benefit available to Mr. Ullman as of February 3, 2007.

(a)	As provided under the Change in Control Plan, Mr. Ullman would be entitled to a lump sum cash payment of $25,000 for both financial counseling and outplacement services in the event of involuntary termination without cause or termination with good reason. The payment would be made within 30 days after termination of employment.

(12)	As required by various state laws and the paid time off programs, the Company will pay any earned but unused 2007 vacation in the form of a lump sum cash payment after termination of employment. The number shown is the earned but unused 2007 vacation available to Mr. Ullman on February 3, 2007. The paid time off programs are administered on a calendar year basis.

(13)	Under the Change in Control Plan, Mr. Ullman would be entitled to a lump sum payment from the Company as an excise tax and gross-up payment at the time of an involuntary termination without cause or a termination with good reason following a change in control. The amount shown represents the value of the payment assuming all benefits shown in the table are provided. The payment would be made within 5 days after the gross up and excise tax calculations are submitted to the Company from the accounting firm. The excise tax and gross-up were computed using the following assumptions:

• Price per share of stock is $83.70;
• U.S. Treasury rates as required by Code Section 280G and FAS 123;
• Individual Federal tax rates; and
• Conditional Gross-Up limit of 10%.

Robert B. Cavanaugh (CFO) — Following a Change in Control

	Event
										Involuntary
										Termination
										without Cause
	Change in									or Termination
	Control with	Voluntary						Permanent		with Good		Termination
Benefit or Payment	No Termination	Resignation		Retirement		Death		Disability		Reason(1)		For Cause

Base Salary(2)	$0	$5,583		$5,583		$5,583		$5,583		$2,015,583	(a)	$5,583
Annual Cash Incentive(3)	$0	$723,575		$723,575		$400,318	(a)	$400,318	(a)	$1,924,529	(b)	$323,257
Stock Options(4)	$8,357,905	$8,357,905		$8,357,905		$8,357,905		$8,357,905		$8,357,905		$0	(a)
Restricted Stock(5)	$1,590,970	$1,590,970		$1,590,970		$1,590,970		$1,590,970		$1,590,970		$1,590,970
Pension Plan(6)	$0	$464,372		$464,372		$429,804	(a)	$502,125	(b)	$464,372		$464,372
Benefit Restoration Plan(7)	$0	$2,285,821	(a)	$2,285,821	(a)	$2,102,442	(b)	$2,512,892	(c)	$3,454,929	(a)(d)	$0	(e)
Supplemental Retirement Program(8)	$0	$1,280,011	(a)	$1,280,011	(a)	$1,177,319	(b)	$1,280,011	(a)	$2,563,319	(a)(c)	$0	(d)
Mirror Savings Plan(9)	$0	$82,450	(a)	$82,450	(a)	$82,450	(a)	$82,450	(a)	$82,450	(a)(b)	$82,450	(a)
Health and life insurance(10)	$0	$15,848		$15,848		$15,848		$15,848		$61,744	(a)	$15,848
Financial Counseling and Outplacement(11)	$0	$13,030		$13,030		$13,030		$13,030		$25,000	(a)	$0
Vacation(12)	$0	$75,159	(a)(b)	$75,159	(a)(b)	$75,159	(a)(b)	$75,159	(a)(b)	$75,159	(a)(b)	$64,423	(a)(c)
Excise Tax/Gross-Up(13)	$0	$0		$0		$0		$0		$(474,465)		$0
Total	$9,948,874	$14,894,723		$14,894,723		$14,250,827		$14,836,290		$20,141,495		$2,546,903

(1)	See “Compensation Discussion and Analysis” for a description of the Change in Control Plan.

(2)	As required by law, each named executive officer would receive any accrued but unpaid base salary through the date of termination. Mr. Cavanaugh’s last pay period for fiscal 2006 ended January 31, 2007; accordingly, the amount shown represents two days of accrued but unpaid base salary. This amount would be paid by the Company as a lump sum following termination of employment.

(a) Under the Change in Control Plan, Mr. Cavanaugh would be entitled to a lump sum cash payment from the Company following an involuntary termination without cause or a termination with good reason equal to three years of base salary at the annualized rate in effect at the time of termination. The payment would be made within 30 days after termination of employment.

(3)	Under the Management Incentive Compensation Program, the Company will make a lump sum cash payment to an associate whose employment terminates due to retirement, death, permanent disability, or on or after the last day of the fiscal year. All payments are made within two and one-half months after the Company’s fiscal year ends. The amount shown is Mr. Cavanaugh’s actual annual incentive compensation payment. In the event of a termination for cause, the individual portion of the annual incentive compensation payment would be zero.

(a) The Company pays a lump sum cash payment at the time of termination to an associate whose employment terminates due to death or permanent disability, subject to compliance with covenants described in “Compensation Discussion and Analysis,” under the Termination Pay Agreement. The amount of the annual cash incentive payment is calculated under the Management Incentive Compensation Program at 100% of target, prorated for the period of actual service, and would be paid as soon as practicable after the termination event.

(b) Under the Change in Control Plan, Mr. Cavanaugh would be entitled to a lump sum cash payment from the Company following an involuntary termination without cause or a termination with good reason equal to three years of annual incentive compensation at 100% of his target opportunity at the time of termination. He would also be entitled to prorated incentive compensation at 100% of his target for the year of termination, or if termination occurs on the last day of the fiscal year, at the greater of target or his actual incentive compensation amount. The payment would be made within 30 days after termination of employment.

(4)	Under the terms of the Company’s equity compensation programs all outstanding stock options are 100% vested upon a change in control. The amount shown reflects the difference between the market price of JCPenney common stock and the exercise price of 202,882 stock options based on the closing price of

JCPenney common stock on February 2, 2007. This amount assumes all vested options are exercised on the date of termination.

(a) All outstanding options would be immediately forfeited upon a termination for cause.

(5)	Under the terms of the Company’s equity compensation programs all outstanding performance-based restricted stock units would be 100% vested and all restrictions will lapse on a change in control. The amount shown reflects the value of these performance based restricted stock units based on the closing price of JCPenney common stock on February 2, 2007.

(6)	Since Mr. Cavanaugh is age 55 and has 15 years of service, the amount shown represents his early retirement benefit under the Pension Plan as the present value of a single life annuity. This benefit would be paid by the Pension Plan trust.

(a) The amount shown represents the Pension Plan death benefit payable to Mr. Cavanaugh’s surviving spouse that would commence immediately after his death since he is age 55. The spouse is entitled to the survivor portion of the 100% joint and survivor annuity at age 55. This benefit would be paid from the Pension Plan trust.

(b) If a participant terminates employment due to a permanent disability that qualifies him or her to receive Social Security disability benefits, the participant would be eligible for additional credited service under the terms of the Pension Plan as though he or she remained employed up to age 65. The amount shown represents the present value of the single life annuity distribution option at age 65. This benefit would be paid by the Pension Plan trust.

(7)	Following a change in control under the terms of the BRP, the Company would fund a trust to pay BRP benefits. Participants are provided an option to have their benefit paid in the form of a lump sum cash payment with a 10% reduction as an early payment penalty at the time of termination. All amounts deferred or earned after December 31, 2004 would be paid in compliance with Code §409A, including, but not limited to, the six month delay after termination of employment before the first payment is made. Mr. Cavanaugh has filed an irrevocable election to have his benefit paid in five annual installments. Unless otherwise noted, the amount shown represents the present value of the five annual installments distribution option.

(a) This amount represents Mr. Cavanaugh’s early retirement benefit in the BRP since he is age 55 and has more than 15 years of service. This non-qualified benefit would be paid by the trust.

(b) This amount represents the BRP death benefit payable to Mr. Cavanaugh’s surviving spouse that would commence immediately after his death since he is age 55. The spouse is entitled to the survivor portion of the 100% joint and survivor annuity at age 55. This non-qualified benefit would be paid by the trust.

(c) If a participant terminates employment due to a permanent disability that qualifies him or her to receive Social Security disability benefits, the participant would be eligible for additional credited service under the terms of the BRP as though he or she remained employed up to age 65. The amount shown represents the present value of the benefit at age 65. This non-qualified benefit would be paid by the trust.

(d) As provided under the Change in Control Plan, this amount also includes the incremental lump sum value arising from three years of age and service credit being added to the BRP and the benefit being paid by the Company outside the BRP. The lump sum payment of $1,169,108 would be made within 30 days after termination of employment.

(e) If employment is terminated for cause, the benefit would be forfeited upon termination.

(8)	Following a change in control as provided under the SRP, the Company would fund a trust to pay SRP benefits. Participants are provided an option to have their benefit paid in the form of a lump sum cash payment with a 10% reduction as an early payment penalty at the time of termination. All amounts deferred or earned after December 31, 2004 would be paid in compliance with Code §409A, including, but not limited to, the six month delay after termination of employment before the first payment is made. Mr. Cavanaugh has filed an irrevocable election to have his benefit paid in five annual installments. Unless otherwise noted, the amount shown represents the present value of the five annual installments distribution option.

(a) This amount represents Mr. Cavanaugh’s early retirement benefit in the SRP since he is age 55 and has more than 15 years of service. This non-qualified benefit would be paid by the trust.

(b) This amount represents the SRP death benefit payable to Mr. Cavanaugh’s surviving spouse that would commence immediately after his death since he is age 55. The spouse is entitled to the survivor portion of the 100% joint and survivor annuity at age 55. This non-qualified benefit would be paid by the trust.

(c) As provided under the Change in Control Plan, this amount also includes the incremental lump sum value arising from three years of age and service credit being added to the SRP and the benefit being paid by the Company outside the SRP. The lump sum payment of $1,283,302 would be made within 30 days after termination of employment.

(d) If employment is terminated for cause, the benefit would be forfeited upon termination.

(9)	Following a change in control under the terms of the Mirror Savings Plan, the Company would fund a trust to pay Mirror Savings Plan benefits. Participants are provided an option to have their benefit paid in the form of a lump sum cash payment with a 10% reduction as an early payment penalty at the time of termination. All subsequent deferrals to the Mirror Savings Plan cease upon a change in control. All amounts deferred or earned after December 31, 2004 would be paid in compliance with Code §409A, including, but not limited to, the six month delay after termination of employment before the first payment is made. Since no distribution election is on file, the benefit will be paid in five annual installments.

(a) The amount shown represents the aggregate value of participant contributions to the Mirror Savings Plan, vested Company matching contributions and earnings thereon as of the last day of the fiscal year. In the event of retirement, death, or permanent disability, all Company matching contributions in the Mirror Savings Plan are 100% vested. In all other termination events, all unvested Company matching contributions are forfeited. This non-qualified benefit would be paid by the trust.

(b) Since Mr. Cavanaugh did not elect to defer part of his compensation into the Mirror Savings Plan in 2007 he would not be entitled to the incremental benefit provided under the Change in Control Plan.

(10)	Mr. Cavanaugh participates in the Company’s medical, dental, and life insurance coverages. The amount shown reflects the present value of the Company contribution towards retiree medical up to age 65. Mr. Cavanaugh is also eligible for retiree coverage under the dental and life insurance plans. These benefits offer group rate coverage to eligible retirees. To be eligible the associate must retire after age 55 with at least 10 years of total service, the last five of which must be continuous. In addition, the retiree’s age plus years of service must equal or exceed 80. Premiums for retiree dental and life insurance coverage are paid by the associate and no value has been assigned to these benefits.

(a) As provided under the Change in Control Plan, Mr. Cavanaugh would receive three years of the Company contribution toward the medical, dental, and life insurance coverages he was enrolled in at the time of termination, grossed up for Federal income taxes. The amount shown represents the lump sum payment that would be made by the Company within 30 days after termination of employment and the present value of the Company contribution toward his retiree medical coverage through age 65.

(11)	The Company provides a taxable allowance to officers who elect to participate in the financial counseling program. Since Mr. Cavanaugh has never participated in this program, he would receive a first time user allowance of $13,030. A participant in the program who terminates employment, other than for cause, will retain the benefit for two and one-half months after termination of employment. The amount shown represents the benefit available to Mr. Cavanaugh as of February 3, 2007.

(a) As provided under the Change in Control Plan, Mr. Cavanaugh would be entitled to a lump sum cash payment of $25,000 for both financial counseling and outplacement services in the event of involuntary termination without cause or a termination with good reason. The payment would be made within 30 days after termination of employment.

(12)
(a) As required by various state laws and the paid time off programs, the Company will pay any earned but unused 2007 vacation in the form of a lump sum cash payment after termination of employment. The number shown is the earned but unused 2007 vacation available to Mr. Cavanaugh on February 3, 2007. The paid time off programs are administered on a calendar year basis.

(b) Since Mr. Cavanaugh participates in the vacation plan in effect before January 1, 2004, if termination is due to retirement, death or permanent disability, he is entitled to receive additional paid time off hours as a lump sum cash payment at the time of termination. Since Mr. Cavanaugh is age 55 and has 15 years of service, a voluntary resignation would be treated as a retirement. This benefit would be paid by the Company as a lump sum. Under the Change in Control Plan, Mr. Cavanaugh would also be entitled to this amount upon an involuntary termination without cause or a termination with good reason. This benefit would be paid by the Company as a lump sum within 30 days after termination of employment.

(c) All additional paid time off hours would be forfeited in the event of termination for cause.

(13)	As provided in the Change in Control Plan, Mr. Cavanaugh’s benefit is being reduced so that no excise tax and gross-up payment would be required. The following assumptions were used in computing the amount of the reduction in benefits:

• Price per share of stock is $83.70;
• U.S. Treasury rates as required by Code Section 280G and FAS 123;
• Individual Federal tax rates; and
• Conditional Gross-Up limit of 10%.

Ken C. Hicks (President and Chief Merchandising Officer) — Following a Change in Control

	Event
										Involuntary
	Change in									Termination
	Control									without Cause or
	with No	Voluntary						Permanent		Termination with		Termination
Benefit or Payment	Termination	Resignation		Retirement		Death		Disability		Good Reason(1)		For Cause

Base Salary(2)	$0	$6,667		$6,667		$6,667		$6,667		$2,406,667	(a)	$6,667
Annual Cash Incentive(3)	$0	$1,072,932		$1,072,932		$593,600	(a)	$593,600	(a)	$2,853,732	(b)	$479,332
Stock Options(4)	$7,234,916	$7,234,916		$7,234,916		$7,234,916		$7,234,916		$7,234,916		$0	(a)
Restricted Stock(5)	$3,092,966	$3,092,966		$3,092,966		$3,092,966		$3,092,966		$3,092,966		$3,092,966
Pension Plan(6)	$0	$0		$0		$0		$180,781	(a)	$0		$0
Benefit Restoration Plan(7)	$0	$0		$0		$0		$991,584	(a)	$697,238	(b)	$0
Supplemental Retirement Program(8)	N/A	N/A		N/A		N/A		N/A		N/A		N/A
Mirror Savings Plan(9)	$0	$581,123	(a)	$581,123	(a)	$619,577	(a)	$619,577	(a)	$679,953	(a)(b)	$581,123	(a)
Health and life insurance(10)	$0	$0		$0		$0		$0		$36,768	(a)	$0
Financial Counseling and Outplacement(11)	$0	$9,020		$9,020		$9,020		$9,020		$25,000	(a)	$0
Vacation(12)	$0	$76,923	(a)(b)	$76,923	(a)(b)	$89,742	(a)(b)	$89,742	(a)(b)	$89,742	(a)(b)	$76,923	(a)(c)
Excise Tax & Gross-Up(13)	$0	$0		$0		$0		$0		$0		$0
Total	$10,327,882	$12,074,547		$12,074,547		$11,646,488		$12,818,853		$17,116,982		$4,237,011

(1)	See “Compensation Discussion and Analysis” for a description of the Change in Control Plan.

(2)	As required by law, each named executive officer would receive any accrued but unpaid base salary through the date of termination. Mr. Hicks’ last pay period for fiscal 2006 ended January 31, 2007; accordingly, the amount shown represents two days of accrued but unpaid base salary. This amount would be paid by the Company as a lump sum following termination of employment.

(a) Under the Change in Control Plan, Mr. Hicks would be entitled to a lump sum cash payment from the Company following an involuntary termination without cause or a termination for good reason equal to three years of base salary at the annualized rate in effect at the time of termination. The payment would be made within 30 days after termination of employment.

(3)	Under the Management Incentive Compensation Program, the Company will make a lump sum cash payment to an associate whose employment terminates due to retirement, death, permanent disability, or on or after the last day of the fiscal year. All payments are made within two and one-half months after the Company’s fiscal year ends. The amount shown is Mr. Hicks’ actual annual incentive compensation payment. In the event of a termination for cause, the individual portion of the annual incentive compensation payment would be zero.

(a) The Company pays a lump sum cash payment at the time of termination to an associate whose employment terminates due to death or permanent disability, subject to compliance with covenants described in “Compensation Discussion and Analysis,” under the Termination Pay Agreement. The amount of the annual cash incentive payment is calculated under the Management Incentive Compensation Program at 100% of target, prorated for the period of actual service, and would be paid as soon as practicable after the termination event.

(b) Under the Change in Control Plan, Mr. Hicks would be entitled to a lump sum cash payment from the Company following an involuntary termination without cause or a termination for good reason equal to three years of annual incentive compensation at 100% of his target opportunity at the time of termination. He would also be entitled to prorated incentive compensation at 100% of his target for the year of termination, or if termination occurs on the last day of the fiscal year, at the greater of target or his actual incentive compensation amount. The payment would be made within 30 days after termination of employment.

(4)	Under the terms of the Company’s equity compensation programs all outstanding stock options are 100% vested upon a change in control. The amount shown reflects the difference between the market price of JCPenney common stock and the exercise price of 192,208 stock options based on the closing price of JCPenney common stock on February 2, 2007. This amount assumes all vested options are exercised on the date of termination.

(a) All outstanding options would be immediately forfeited upon a termination for cause.

(5)	Under the terms of the Company’s equity compensation programs all restrictions on outstanding restricted stock awards will lapse and all outstanding performance-based restricted stock units would be 100% vested on a change in control. The amount shown includes the value of restricted stock based on the closing price of JCPenney common stock on February 2, 2007.

(6)	To be vested in a Pension Plan benefit, a participant must be employed for at least five years. Mr. Hicks has not yet vested in the Pension Plan.

(a) Even if the participant is not vested in the Pension Plan, if a participant terminates employment due to a permanent disability that qualifies him or her to receive Social Security disability benefits, the participant will be eligible for additional credited service under the terms of the Pension Plan as though he or she remained employed up to age 65. The amount shown represents the present value of the single life annuity distribution option at age 65. This benefit would be paid by the Pension Plan trust.

(7)	Following a change in control under the terms of the BRP, the Company would fund a trust to pay BRP benefits. Participants are provided an option to have their benefit paid in the form of a lump sum cash payment with a 10% reduction as an early payment penalty at the time of termination. To be vested in a benefit under the BRP, a participant must be employed for at least five years. Mr. Hicks has not yet vested in the BRP. All amounts deferred or earned after December 31, 2004 would be paid in compliance with Code §409A, including, but not limited to, the six month delay after termination of employment before the first payment is made.

(a) Even if the participant is not vested in the BRP, if a participant terminates employment due to a permanent disability that qualifies him or her to receive Social Security disability benefits, the participant would be eligible for additional credited service under the terms of the BRP as though he or she remained employed up to age 65. The amount shown represents the present value of the single life annuity distribution option at age 65. This non-qualified benefit would be paid by the trust.

(b) As provided under the Change in Control Plan, this amount includes the incremental lump sum value arising from three years of age and service credit being added to the BRP and the benefit being paid by the Company outside the BRP. The lump sum payment of $697,238 would be made within 30 days after termination of employment.

(8)	The SRP was closed to new entrants in 1995. Mr. Hicks does not participate in the SRP.

(9)	Following a change in control under the terms of the Mirror Savings Plan, the Company would fund a trust to pay Mirror Savings Plan benefits. Participants are provided an option to have their benefit paid in the form of a lump sum cash payment with a 10% reduction as an early payment penalty at the time of termination. All deferrals to the Mirror Savings Plan cease upon a change in control. All amounts deferred or earned after December 31, 2004 would be paid in compliance with Code §409A, including, but not limited to, the six month delay after termination of employment before the first payment is made.

(a) The amount shown represents the aggregate value of participant contributions to the Mirror Savings Plan, vested Company matching contributions and earnings thereon as of the last day of the fiscal year. This amount also includes the vested portion of the 2006 Company matching contribution made at the end of February 2007. Mr. Hicks is 40% vested in his Company contribution account for Company contributions made for plan years prior to 2007 and is 100% vested in Company contributions made for the 2007 plan year since he has more than three years of service. In the event of retirement at age 65, death, or permanent disability, all Company matching contributions in the Mirror Savings Plan are 100% vested. In all other termination events, all unvested Company matching contributions would be forfeited. This non-qualified benefit would be paid by the trust.

(b) As provided under the Change in Control Plan, this amount includes the incremental lump sum value arising from three years of age and service credit being added to the Mirror Savings Plan and the benefit representing Company matching contributions based on participant deferrals related to the base salary and annual cash incentive paid under the Change in Control Plan being paid by the Company as a lump sum outside the Mirror Savings Plan. This lump sum payment of $98,830 would be made within 30 days after termination of employment.

(10)	Mr. Hicks participates in the Company’s medical, dental, and life insurance coverages, but is not eligible for retiree medical, dental, or life insurance. Mr. Hicks is not eligible for retiree medical and dental plan coverage since he was hired after January 1, 2002. Mr. Hicks would become eligible for retiree life insurance if his age and years of service (10 years of total service minimum, with five years of continuous service immediately before termination of employment and at least age 55) equal or exceed 80.

(a) As provided under the Change in Control Plan, Mr. Hicks would receive three years of the Company contribution toward the medical, dental, and life insurance coverages he was enrolled in at the time of termination, grossed up for Federal income taxes. The amount shown represents the lump sum payment that would be made by the Company within 30 days after termination of employment.

(11)	The Company provides a taxable allowance to officers who participate in the financial counseling program of up to $9,020 for calendar year 2007. Participants in the program who terminate employment, other than for cause, will retain the benefit for two and one-half months after termination of employment. The amount shown represents the benefit available to Mr. Hicks as of February 3, 2007.

(a) As provided under the Change in Control Plan, Mr. Hicks would be entitled to a lump sum cash payment of $25,000 for both financial counseling and outplacement services in the event of involuntary termination without cause or termination with good reason. The payment would be made within 30 days after termination of employment.

(12)
(a) As required by various state laws and the paid time off programs, the Company will pay any earned but unused 2007 vacation in the form of a lump sum cash payment after termination of employment. The number shown is the earned but unused 2007 vacation available to Mr. Hicks on February 3, 2007. The paid time off programs are administered on a calendar year basis

(b) Since Mr. Hicks participates in the vacation plan in effect before January 1, 2004, if termination is due to retirement, death or permanent disability, he is entitled to receive additional paid time off hours as a lump sum cash payment at the time of termination. Since Mr. Hicks is not age 55 and does not have 15 years of service, a voluntary resignation would not be treated as a retirement. This benefit would be paid by the Company as a lump sum. Under the Change in Control Plan, Mr. Hicks would also be entitled to this amount upon an involuntary termination without cause or a termination with good reason. This benefit would be paid by the Company as a lump sum within 30 days after termination of employment.

(c) All additional paid time off hours would be forfeited in the event of termination for cause.

(13)	Mr. Hicks incremental benefits following a change in control do not meet the 110% threshold limit to trigger an excise tax and gross-up payment under the Change in Control Plan. The excise tax and gross-up were computed using the following assumptions:

• Price per share of stock is $83.70;
• U.S. Treasury rates as required by Code Section 280G and FAS 123;
• Individual Federal tax rates; and
• Conditional Gross-Up limit of 10%.

Michael T. Theilmann (Executive Vice President, Chief Human Resources and Administration Officer) — Following a Change in Control

	Event
								Involuntary
	Change in							Termination
	Control							without Cause or
	with No	Voluntary				Permanent		Termination with		Termination
Benefit or Payment	Termination	Resignation	Retirement	Death		Disability		Good Reason(1)		For Cause

Base Salary(2)	$0	$4,333	$4,333	$4,333		$4,333		$1,564,333	(a)	$4,333
Annual Cash Incentive(3)	$0	$550,924	$550,924	$309,074	(a)	$309,074	(a)	$1,478,146	(b)	$249,577
Stock Options(4)	$3,065,305	$3,065,305	$3,065,305	$3,065,305		$3,065,305		$3,065,305		$0	(a)
Restricted Stock(5)	$4,606,262	$4,606,262	$4,606,262	$4,606,262		$4,606,262		$4,606,262		$4,606,262
Pension Plan(6)	$0	$0	$0	$0		$156,902	(a)	$0		$0
Benefit Restoration Plan(7)	$0	$0	$0	$0		$632,245	(a)	$0		$0
Supplemental Retirement Program(8)	N/A	N/A	N/A	N/A		N/A		N/A		N/A
Mirror Savings Plan(9)	N/A	N/A	N/A	N/A		N/A		N/A		N/A
Health and life insurance(10)	$0	$0	$0	$0		$0		$45,896	(a)	$0
Financial Counseling and Outplacement(11)	$0	$9,020	$9,020	$9,020		$9,020		$25,000	(a)	$0
Vacation(12)	$0	$21,125	$21,125	$21,125		$21,125		$21,125		$21,125
Excise Tax & Gross-Up(13)	$0	$0	$0	$0		$0		$1,732,925		$0
Total	$7,671,567	$8,256,969	$8,256,969	$8,015,119		$8,804,266		$12,538,992		$4,881,297

(1)	See “Compensation Discussion and Analysis” for a description of the Change in Control Plan.

(2)	As required by law, each named executive officer would receive any accrued but unpaid base salary through the date of termination. Mr. Theilmann’s last pay period for fiscal 2006 ended January 31, 2007; accordingly, the amount shown represents two days of accrued but unpaid base salary. This amount would be paid by the Company as a lump sum following termination of employment.

(a)	Under the Change in Control Plan, Mr. Theilmann would be entitled to a lump sum cash payment from the Company following an involuntary termination without cause or a termination for good reason equal to three years of additional base salary at the annualized rate in effect at the time of termination. The payment would be made within 30 days after termination of employment.

(3)	Under the Management Incentive Compensation Program, the Company will make a lump sum cash payment to an associate whose employment terminates due to retirement, death, permanent disability, or on or after the last day of the fiscal year. All payments are made within two and one-half months after the Company’s fiscal year ends. The amount shown is Mr. Theilmann’s actual annual incentive compensation payment. In the event of a termination for cause, the individual portion of the annual incentive compensation payment would be zero.

(a)	The Company pays a lump sum cash payment at the time of termination to an associate whose employment terminates due to death or permanent disability, subject to compliance with covenants described in “Compensation Discussion and Analysis,” under the Termination Pay Agreement. The amount of the annual cash incentive payment is calculated under the Management Incentive Compensation Program at 100% of target, prorated for the period of actual service, and would be paid as soon as practicable after the termination event.

(b)	Under the Change in Control Plan, Mr. Theilmann would be entitled to a lump sum cash payment from the Company following an involuntary termination without cause or a termination for good reason equal to three years of annual incentive compensation at 100% of his target opportunity at the time of termination. He would also be entitled to prorated incentive compensation at 100% of his target for the year of termination, or if termination occurs on the last day of the fiscal year, at the greater of target or his actual incentive compensation amount. The payment would be made within 30 days after termination of employment.

(4)	Under the terms of the Company’s equity compensation programs all outstanding stock options are 100% vested upon a change in control. The amount shown reflects the difference between the market price of JCPenney common stock and the exercise price of 101,289 stock options based on the closing price of JCPenney common stock on February 2, 2007. This amount assumes all vested options are exercised on the date of termination.

(a)	All outstanding options would be immediately forfeited upon a termination for cause.

(5)	Under the terms of the Company’s equity compensation programs all restrictions on outstanding restricted stock awards will lapse and all outstanding performance-based restricted stock units would be 100% vested on a change in control. The amount shown includes the value of restricted stock based on the closing price of JCPenney common stock on February 2, 2007. The amount shown also includes the value of additional restricted stock units attributable to dividend equivalents paid on the award granted in connection with Mr. Theilmann’s employment.

(6)	To be vested in a Pension Plan benefit, a participant must be employed for at least five years. Mr. Theilmann has not yet vested in the Pension Plan.

(a)	Even if the participant is not vested in the Pension Plan, if a participant terminates employment due to a permanent disability that qualifies him or her to receive Social Security disability benefits, the participant will be eligible for additional credited service under the terms of the Pension Plan as though he or she remains employed up to age 65. The amount shown represents the present value of the single life annuity distribution option at age 65. This benefit would be paid by the Pension Plan trust.

(7)	Following a change in control under the terms of the BRP, the Company would fund a trust to pay BRP benefits. Participants are provided an option to have their benefit paid in the form of a lump sum cash payment with a 10% reduction as an early payment penalty at the time of termination. To be vested in a benefit under the BRP, a participant must be employed for at least five years. Mr. Theilmann has not yet vested in the BRP. All amounts deferred or earned after December 31, 2004 would be paid in compliance with Code §409A, including, but not limited to, the six month delay after termination of employment before the first payment is made.

(a)	Even if the participant is not vested in the BRP, if a participant terminates employment due to a permanent disability that qualifies him or her to receive Social Security disability benefits, the participant would be eligible for additional credited service under the terms of the BRP as though he or she remained employed up to age 65. The amount shown represents the present value of the single life annuity distribution option at age 65. This non-qualified benefit would be paid by the trust.

(8)	The SRP was closed to new entrants in 1995. Mr. Theilmann does not participate in the SRP.

(9)	Mr. Theilmann did not elect to participate in the Mirror Savings Plan in 2007 and is not entitled to the incremental benefit provided under the Change in Control Plan.

(10)	Mr. Theilmann participates in the Company’s medical, dental, and life insurance coverages but is not eligible for retiree medical, dental, or life insurance. Mr. Theilmann is not eligible for retiree medical and dental plan coverage since he was hired after January 1, 2002. Mr. Theilmann would become eligible for retiree life insurance if his age and years of service (10 years of total service minimum, with five years of continuous service immediately before termination of employment and at least age 55) equal or exceed 80.

(a)	As provided under the Change in Control Plan, Mr. Theilmann would receive three years of the Company contribution toward the medical, dental, and life insurance coverages he was enrolled in at the time of termination, grossed up for Federal income taxes. The amount shown represents the lump sum payment that would be made by the Company within 30 days after employment termination.

(11)	The Company provides a taxable allowance to officers who participate in the financial counseling program of up to $9,020 for calendar year 2007. Participants in the program who terminate employment, other than for cause, will retain the benefit for two and one-half months after termination of employment. The amount shown represents the benefit available to Mr. Theilmann as of February 3, 2007.

(a)	As provided under the Change in Control Plan, Mr. Theilmann would be entitled to a lump sum cash payment of $25,000 for both financial counseling and outplacement services in the event of involuntary termination without cause or termination with good reason. The payment would be made within 30 days after employment termination.

(12)	As required by various state laws and the paid time off programs, the Company will pay any earned but unused 2007 vacation in the form of a lump sum cash payment after termination of employment. The number shown is the earned but unused 2007 vacation available to Mr. Theilmann as of February 3, 2007. The paid time off programs are administered on a calendar year basis.

(13)	Under the Change in Control Plan, Mr. Theilmann would be entitled to a lump sum payment from the Company as an excise tax and gross-up payment at the time of an involuntary termination without cause or a termination with good reason following a change in control. The amount shown represents the value of the payment assuming all benefits shown in the table are provided. The payment will be made within 5 days after the gross up and excise tax calculations are submitted to the Company from the accounting firm. The excise tax and gross-up were computed using the following assumptions:

•	Price per share of stock is $83.70;
•	U.S. Treasury rates as required by Code Section 280G and FAS 123;
•	Individual Federal tax rates; and
•	Conditional Gross-Up limit of 10%.

Joanne L. Bober (Executive Vice President, General Counsel and Secretary) — Following a Change in Control

	Event
										Involuntary
	Change in									Termination
	Control									without Cause or
	with No	Voluntary						Permanent		Termination with		Termination
Benefit or Payment	Termination	Resignation		Retirement		Death		Disability		Good Reason(1)		For Cause

Base Salary(2)	$0	$3,958		$3,958		$3,958		$3,958		$1,428,958	(a)	$3,958
Annual Cash Incentive(3)	$0	$412,049		$412,049		$234,452	(a)	$234,452	(a)	$1,115,405	(b)	$189,320
Stock Options(4)	$3,270,940	$3,270,940		$3,270,940		$3,270,940		$3,270,940		$3,270,940		$0	(a)
Restricted Stock(5)	$2,223,909	$2,223,909		$2,223,909		$2,223,909		$2,223,909		$2,223,909		$2,223,909
Pension Plan(6)	$0	$0		$0		$0		$169,799	(a)	$0		$0
Benefit Restoration Plan(7)	$0	$0		$0		$0		$536,771	(a)	$246,739	(b)	$0
Supplemental Retirement Program(8)	N/A	N/A		N/A		N/A		N/A		N/A		N/A
Mirror Savings Plan(9)	$0	$2,400	(a)	$2,400	(a)	$2,472	(a)	$2,472	(a)	$45,222	(a)(b)	$2,400	(a)
Health and life insurance(10)	$0	$0		$0		$0		$0		$22,716	(a)	$0
Financial Counseling and Outplacement(11)	$0	$9,020		$9,020		$9,020		$9,020		$25,000	(a)	$0
Vacation(12)	$0	$23,522		$23,522		$23,522		$23,522		$23,522		$23,522
Excise Tax & Gross-Up(13)	$0	$0		$0		$0		$0		$1,132,122		$0
Total	$5,494,849	$5,945,798		$5,945,798		$5,768,273		$6,474,843		$9,534,533		$2,443,109

(1)	See “Compensation Discussion and Analysis” for a description of the Change in Control Plan.

(2)	As required by law, each named executive officer would receive any accrued but unpaid base salary through the date of termination. Ms. Bober’s last pay period for fiscal 2006 ended January 31, 2007; accordingly, the amount shown represents two days of accrued but unpaid base salary. This amount would be paid by the Company as a lump sum following termination of employment.

(a)	Under the Change in Control Plan, Ms. Bober would be entitled to a lump sum cash payment from the Company following an involuntary termination without cause or a termination for good reason equal to three years of additional base salary at the annualized rate in effect at the time of termination. The payment would be made within 30 days after termination of employment.

(3)	Under the Management Incentive Compensation Program, the Company will make a lump sum cash payment to an associate whose employment terminates due to retirement, death, permanent disability, or on or after the last day of the fiscal year. All payments are made within two and one-half months after the Company’s fiscal year ends. The amount shown is Ms. Bober’s actual annual incentive compensation payment. In the event of a termination for cause, the individual portion of the annual incentive compensation payment would be zero.

(a)	The Company pays a lump sum cash payment at the time of termination to an associate whose employment terminates due to death or permanent disability, subject to compliance with covenants described in “Compensation Discussion and Analysis,” under the Termination Pay Agreement. The amount of the annual cash incentive payment is calculated under the Management Incentive Compensation Program at 100% of target, prorated for the period of actual service, and would be paid as soon as practicable after the termination event.

(b)	Under the Change in Control Plan, Ms. Bober would be entitled to a lump sum cash payment from the Company following an involuntary termination without cause or a termination for good reason equal to three years of additional annual incentive compensation at 100% of her target opportunity at the time of termination. She would also be entitled to prorated incentive compensation at 100% of her target for the year of termination or if termination occurs on the last day of the fiscal year, at the greater of target or her actual incentive compensation amount. The payment would be made within 30 days after termination of employment.

(4)	Under the terms of the Company’s equity compensation programs all outstanding stock options are 100% vested upon a change in control. The amount shown reflects the difference between the market price of JCPenney common stock and the exercise price of 92,042 stock options based on the closing price of JCPenney common stock on February 2, 2007. This amount assumes all vested options were exercised on the date of termination.

(a)	All outstanding options would be immediately forfeited upon a termination for cause.

(5)	Under the terms of the Company’s equity compensation programs all restrictions on outstanding restricted stock awards will lapse and all outstanding performance-based restricted stock units would be 100% vested on a change in control. The amount shown includes the value of restricted stock based on the closing price of JCPenney common stock on February 2, 2007.

(6)	To be vested in a Pension Plan benefit, a participant must be employed for at least five years. Ms. Bober has not yet vested in the Pension Plan.

(a)	Even if the participant is not vested in the Pension Plan, if a participant terminates employment due to a permanent disability that qualifies him or her to receive Social Security disability benefits, the participant will be eligible for additional credited service under the terms of the Pension Plan as though he or she remained employed up to age 65. The amount shown represents the present value of the single life annuity distribution option at age 65. This benefit would be paid by the Pension Plan trust.

(7)	Following a change in control under the terms of the BRP, the Company would fund a trust to pay BRP benefits. Participants are provided an option to have their benefit paid in the form of a lump sum cash payment with a 10% reduction as an early payment penalty at the time of termination. To be vested in a benefit under the BRP, a participant must be employed for at least five years. Ms. Bober has not yet vested in the BRP. All amounts deferred or earned after December 31, 2004 would be paid in compliance with Code §409A, including, but not limited to, the six month delay after termination of employment before the first payment is made. Ms. Bober has filed an irrevocable election to have her benefit paid in five annual installments. Unless otherwise noted the amount shown represents the present value of the five annual installments distribution option.

(a)	Even if the participant is not vested in the BRP, if a participant terminates employment due to a permanent disability that qualifies him or her to receive Social Security disability benefits, the participant will be eligible for additional credited service under the terms of the BRP as though he or she remains employed up to age 65. The amount shown reflects the present value of the benefit at age 65. This non-qualified benefit would be paid by the trust.

(b)	As provided under the Change in Control Plan, this amount includes the incremental lump sum value arising from three years of age and service credit being added to the BRP and the benefit being paid by the Company outside the BRP. The lump sum payment of $246,739 would be made within 30 days after termination of employment.

(8)	The SRP was closed to new entrants in 1995. Ms. Bober does not participate in the SRP.

(9)	Following a change in control under the terms of the Mirror Savings Plan, the Company would fund a trust to pay Mirror Savings Plan benefits. Participants are provided an option to have their benefit paid in the form of a lump sum cash payment with a 10% reduction as an early payment penalty at the time of termination. All deferrals to the Mirror Savings Plan cease upon a change in control. All amounts deferred or earned after December 31, 2004 would be paid in compliance with Code §409A, including, but not limited to, the six month delay after termination of employment before the first payment is made.

(a)	The amount shown represents the aggregate value of participant contributions to the Mirror Savings Plan, and earnings thereon as of the last day of the fiscal year. This amount excludes contributions related to pay after January 31, 2007. Ms. Bober, who began participating in the plan on January 1, 2007, is not vested in her Company contribution account since she does not have three years of service. In the event of retirement at age 65, death, or permanent disability all Company matching contributions in the Mirror Savings Plan will be 100% vested. In all other termination events, all unvested Company matching contributions are forfeited. This non-qualified benefit would be paid by the trust in five annual installments. If employment is terminated on February 3, 2007, the first installment would be paid in January 2008.

(b)	As provided under the Change in Control Plan, this amount includes the incremental lump sum value arising from three years of age and service credit being added to the Mirror Savings Plan and the benefit representing Company matching contributions based on participant deferrals related to the base salary and annual cash incentive paid under the Change in Control Plan being paid by the Company as a lump sum outside the Mirror Savings Plan. This lump sum payment of $42,821 would be made within 30 days after termination of employment.

(10)	Ms. Bober participates in the Company’s medical, dental, and life insurance coverages, but is not eligible for retiree medical, dental, or life insurance. Ms. Bober is not eligible for retiree medical and dental plan coverage since she was hired after January 1, 2002. Ms. Bober would become eligible for retiree life insurance if her age and years of service (10 years of total service minimum, with five years of continuous service immediately before termination of employment and at least age 55) equal or exceed 80.

(a)	As provided under the Change in Control Plan, Ms. Bober would receive three years of the Company contribution toward the medical, dental, and life insurance coverages she was enrolled at the time of termination, grossed up for Federal income taxes. The amount shown represents lump sum payment that would be made by the Company within 30 days after termination of employment.

(11)	The Company provides a taxable allowance to officers who participate in the financial counseling program of up to $9,020 for calendar year 2007. Participants in the program who terminate employment, other than for cause, will retain the benefit for two and one-half months after termination of employment. The amount shown represents the benefit available to Ms. Bober as of February 3, 2007.

(a)	As provided under the Change in Control Plan, Ms. Bober would be entitled to a lump sum cash payment of $25,000 for both financial counseling and outplacement services in the event of involuntary termination without cause or termination with good reason. The payment would be made within 30 days after termination of employment.

(12)	As required by various state laws and the paid time off programs, the Company will pay any earned but unused 2007 vacation in the form of a lump sum cash payment after termination of employment. The number shown is the earned but unused 2007 vacation available to Ms. Bober on February 3, 2007. The paid time off programs are administered on a calendar year basis.

(13)	Under the Change in Control Plan, Ms. Bober would be entitled to a lump sum payment from the Company as an excise tax and gross-up payment at the time of an involuntary termination without cause or a termination with good reason following a change in control. The amount shown represents the value of the payment assuming all benefits shown in the table are provided. The payment would be made within 5 days after the gross up and excise tax calculations are submitted to the Company from the accounting firm. The excise tax and gross-up were computed using the following assumptions:

•	Price per share of stock is $83.70;
•	U.S. Treasury rates as required by Code Section 280G and FAS 123R;
•	Individual Federal tax rates; and
•	Conditional Gross-Up limit of 10%.

Termination of Catherine G. West

On December 28, 2006, the Company announced the termination of Catherine G. West as Executive Vice President and Chief Operating Officer.

Ms. West was terminated involuntarily due to her failure to satisfy performance objectives that were established for her orientation period, which related primarily to gaining an understanding of the Company’s operations. This failure did not constitute “cause” within the meaning of the Termination Pay Agreement entered into by the Company with Ms. West.

In accordance with the Termination Pay Agreement, since Ms. West was involuntarily terminated without cause, she received the following after the revocation period under the release expired: (i) a lump sum cash payment, (ii) all of her restricted stock units were immediately vested on the date of termination and (iii) all of her stock options were immediately vested on the date of termination. The table below shows all amounts paid to Ms. West under the terms of the Termination Pay Agreement, the difference between the market price of JCPenney common stock and the exercise price of stock options and the value of all restricted stock awards on her termination date.

Item	Amount

18 months of base salary plus target annual cash incentive compensation	$1,968,750
Prorated annual incentive compensation for 2006 (at target), including an offset of $15,804 for previously paid salary and vacation days used	$216,902
18 months of the Company-financed portion of premiums toward life insurance plan coverage, grossed-up for income taxes	$2,542
Outplacement and financial counseling services	$25,000

Total Lump Sum Cash Payment	$2,213,194
Before-Tax value of restricted stock units (representing 47,469.46 shares)	$3,725,403
Value of in-the-money stock options	$4,084,026

Total	$10,022,623

The Lump Sum Cash Payment was paid on January 17, 2007, 14 days after the revocation period under the release expired as provided in the Termination Pay Agreement, less applicable tax withholding. In addition 31,406 shares of JCPenney common stock were issued to Ms. West on January 11, 2007 in settlement of the vested restricted stock units, less applicable tax withholding. As of December 28, 2006, Ms. West held options for 269,929 shares of JCPenney common stock, with an exercise price of $63.35. These stock options can be exercised by Ms. West at any time until the options’ normal expiration date.

The Termination Pay Agreement subjects Ms. West to the restrictive covenants described in “Compensation Discussion and Analysis.” In the event Ms. West breaches any of the covenants, the Company will not be obligated to make any further payments under the Termination Pay Agreement and may seek to recover from Ms. West all such damages as it may be entitled to at law or in equity, including, without limitation, repayment of amounts paid to Ms. West pursuant to the Termination Pay Agreement, repayment of the value of any equity consideration theretofore sold or otherwise transferred by Ms. West and forfeiture of any outstanding equity interests in the Company which vested pursuant to the Termination Pay Agreement.

DIRECTOR COMPENSATION FOR FISCAL 2006

	Fees Earned or				Option	All Other
	Paid in Cash		Stock Awards		Awards	Compensation		Total
Name	($)		($)(1)		($)	($)		($)

Colleen C. Barrett	58,333		99,981	(2)		138	(13)	158,452
M. Anthony Burns	58,333		99,981	(3)	(3)	138	(13)	158,452
Maxine K. Clark	33,775		133,531	(4)		138	(13)	167,444
Thomas J. Engibous	59	(5)	168,905	(5)		15,064	(13)(14)	184,028
Kent B. Foster	69,167		99,981	(6)		138	(13)	169,286
Vernon E. Jordan, Jr.	63,333		99,981	(7)	(7)	138	(13)	163,452
Burl Osborne	70,625		99,981	(8)		5,638	(13)(15)	176,244
Leonard H. Roberts	68	(9)	158,306	(9)		3,638	(13)(15)	162,012
Ann Marie Tallman	60,470		99,981	(10)		77	(13)	160,528
R. Gerald Turner	63,333		99,981	(11)	(11)	10,138	(13)(15)	173,452
Mary Beth West	58,333		99,981	(12)		138	(13)	158,452

(1)	Each non-employee director receives an annual stock grant consisting of a number of restricted stock units having a market value closest to $100,000. For 2006, the number of units was determined by dividing $100,000 by the opening price of JCPenney common stock on the date of grant (rounded to the nearest whole unit). For 2007 and subsequent years, the number of units will be determined by dividing the grant value by the closing price of JCPenney common stock on the date of grant (rounded to the nearest whole unit). The amounts shown in this column include the fair value of the annual stock award for

2006, which was $99,981. The date of grant of the annual stock grant to non-employee directors is the third trading date following the Company’s Annual Meeting of Stockholders.

(2)	Ms. Barrett had 7,193.46 stock awards, consisting of 3,111.46 restricted stock unit awards and 4,082 restricted stock awards, outstanding as of February 3, 2007.

(3)	Mr. Burns had 18,131.46 stock awards, consisting of 3,111.46 restricted stock unit awards and 15,020 restricted stock awards, and 8,800 option awards outstanding as of February 3, 2007.

(4)	Ms. Clark has elected to receive 50 percent of her cash retainers in shares of JCPenney common stock. The amount shown in this column includes the fair value of stock received in lieu of cash. Fractional shares are paid out in cash. Ms. Clark had 7,409.46 stock awards, consisting of 3,111.46 restricted stock unit awards and 4,298 restricted stock awards, outstanding as of February 3, 2007.

(5)	Mr. Engibous has elected to receive 100 percent of his cash retainers in shares of JCPenney common stock. The amount shown in this column includes the fair value of stock received in lieu of cash. Fractional shares are paid out in cash. Mr. Engibous had 15,431.46 stock awards, consisting of 3,111.46 restricted stock unit awards and 12,320 restricted stock awards, outstanding as of February 3, 2007.

(6)	Mr. Foster had 15,431.46 stock awards, consisting of 3,111.46 restricted stock unit awards and 12,320 restricted stock awards, outstanding as of February 3, 2007.

(7)	Mr. Jordan had 18,931.46 stock awards, consisting of 3,111.46 restricted stock unit awards and 15,820 restricted stock awards, and 12,000 option awards outstanding as of February 3, 2007.

(8)	Mr. Osborne had 10,776.46 stock awards, consisting of 3,111.46 restricted stock unit awards and 7,665 restricted stock awards, outstanding as of February 3, 2007.

(9)	Mr. Roberts has elected to receive 100 percent of his cash retainers in shares of JCPenney common stock. The amount shown in this column includes the fair value of stock received in lieu of cash. Fractional shares are paid out in cash. Mr. Roberts had 12,870.46 stock awards, consisting of 3,111.46 restricted stock unit awards and 9,759 restricted stock awards, outstanding as of February 3, 2007.

(10)	Ms. Tallman had 1,614.57 restricted stock unit awards outstanding as of February 3, 2007.

(11)	Mr. Turner had 16,331.46 stock awards, consisting of 3,111.46 restricted stock unit awards and 13,220 restricted stock awards, and 1,600 option awards outstanding as of February 3, 2007.

(12)	Ms. West had 2,366.39 restricted stock unit awards outstanding as of February 3, 2007.

(13)	Includes the premium paid by the Company for term life insurance on behalf of the non-employee director. The term life insurance benefit was eliminated effective October 1, 2006.

(14)	All policies under the Directors’ Charitable Award Program had a projected premium payment schedule of seven years, however, a decline in crediting rates may result in the need for additional premium payments from time to time. For 2006, no additional premium payments were required. The amount shown for Mr. Engibous includes the seventh scheduled premium payment on his single life policy.

(15)	Includes the value of Company Matching Contributions under the Directors’ Matching Fund. Under this program, directors may request JCPenney to match dollar-for-dollar their personal charitable contributions up to $10,000 per fiscal year.

Cash Retainers and Stock Award

Directors who are Company associates do not receive directors’ fees. The Corporate Governance Committee has the responsibility for recommending to the Board of the Directors the appropriate compensation for non-employee directors. The Corporate Governance Committee conducts periodic reviews to assure that non-employee directors are being fairly and reasonably compensated in relation to comparable U.S. companies. Non-employee directors receive the following compensation:

•	An annual cash retainer of $80,000;
•	An annual award of restricted stock units with a market value at the time of grant of $100,000;
•	An annual cash retainer of $15,000 for the chair of the Audit Committee;

•	An annual cash retainer of $10,000 for the Chair of the Human Resources and Compensation Committee;
•	An annual cash retainer of $7,500 for the chairs of the Corporate Governance Committee and the Finance Committee;
•	An annual cash retainer of $5,000 for the Presiding Director; and
•	An annual cash retainer of $5,000 for directors who are Representatives under an Indemnification Trust Agreement among the Company, its wholly owned subsidiary, J. C. Penney Corporation, Inc., and JPMorgan Chase Bank, as trustee (currently Directors Engibous, Jordan, Osborne, and Turner).

Director compensation covers the period from June 1 to May 31 of the following year. Beginning in 2006, retainers are payable quarterly; consequently the amounts shown in the table reflect the quarterly payments received from June 2006 through the end of the fiscal year. Non-employee directors are reimbursed for expenses incurred for attending any meeting which they attend in their official capacities as directors.

Election to Receive Common Stock; Deferral

Directors may elect to receive all or a portion of their cash retainers in JCPenney common stock. As of the end of fiscal 2006, three directors had elected to receive all or part of their cash retainers in JCPenney common stock. A director may also elect to defer payment of all or part of their cash retainers under the terms of a deferred compensation plan for directors. As of the end of fiscal 2006, one director had elected such deferral.

Directors’ Charitable Award Program

The Company’s Directors’ Charitable Award Program was frozen by the Board in 2000. Five of the current directors are eligible to participate in the program. The Charitable Award Program is designed to acknowledge the service of directors and to benefit and recognize the mutual interest of directors and the Company in supporting worthy charitable and educational institutions. Pursuant to the Charitable Award Program, the Company has purchased joint life insurance policies on groups of directors (in the event of an uneven number of directors, a single life policy was purchased). Each group generally consists of two directors with the Company named as the beneficiary of each joint life policy. With respect to each group, the Company will receive a $1,000,000 death benefit upon the death of the second director of the group. The Company in turn has informally agreed to donate a total of $1,000,000; $500,000 upon the earlier of (i) five years after the date of death of the first director of the group to die or (ii) the death of the second director of the group, and an additional $500,000 upon the death of the second director of the group, to one or more charitable organizations as recommended by the individual directors. Because all charitable deductions accrue solely to the Company, the individual directors derive no financial benefits from this program.

Directors’ Matching Fund

Members of the Board of Directors may be involved with charitable organizations to which they provide support in the form of personal charitable contributions. As with the Charitable Award Program, the Company has established the Directors’ Matching Fund to benefit and recognize the mutual interest of directors and the Company in supporting worthy charitable and educational institutions. Under the Directors’ Matching Fund, directors may request JCPenney to match dollar-for-dollar their personal charitable contributions up to $10,000 per fiscal year. All or part of the matching contributions may be allocated to one or several organizations that have I.R.C. 501(c)(3) status with the Internal Revenue Service or that are a political subdivision of the state. Matches may only be made on personal gifts that have been paid within that fiscal year, not pledged.

Term Life Insurance

Effective October 1, 2006, the Board of Directors eliminated the term life insurance benefit for non-employee directors. The amounts shown in the column labeled “All Other Compensation” include any amounts attributable to individual directors under this program through the effective date of termination of the program.

Merchandise Discount Program

Effective October 1, 2006, the Board of Directors terminated the Merchandise Discount Program for non-employee directors.

AUDIT FUNCTION

Report of the Audit Committee

Composition and Qualifications

The Audit Committee of the Board of Directors (the Audit Committee) is composed of five independent directors and operates under a written charter, in accordance with applicable rules of the SEC and the NYSE. The Corporate Governance Committee and the full Board of Directors considers membership for the Audit Committee annually. The current members of the Audit Committee are M. Anthony Burns, Thomas J. Engibous, Leonard H. Roberts, Mary Beth West, and Kent B. Foster, who serves as its Chair. All members are “financially literate” and both Mr. Burns and Mr. Foster have been determined by the Board to be “audit committee financial experts,” as those terms are defined by the NYSE and the SEC.

Purpose

The purpose of the Audit Committee is to assist the Board in monitoring: (i) the Company’s accounting and financial reporting processes, including internal control over financial reporting; (ii) the Company’s compliance with legal and regulatory requirements; (iii) the independence and qualifications of the Company’s independent auditor; and (iv) the performance of the Company’s internal auditors and independent auditor.

Responsibilities

Management is responsible for maintaining adequate internal control over financial reporting and KPMG LLP is responsible for expressing opinions on the conformity of the Company’s audited consolidated financial statements with U.S. generally accepted accounting principles and on management’s assessment of the effectiveness of the Company’s internal control over financial reporting. In addition, KPMG LLP will express its own opinion on the effectiveness of the Company’s internal control over financial reporting. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee is also solely responsible for the selection and termination of the Company’s independent auditor, including the approval of audit fees and non-audit services provided by and fees paid to the independent auditor.

Review of Financial Information

In this context, the Audit Committee has met and held discussions with management of the Company, who represented to the Audit Committee that the Company’s audited consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles. The Audit Committee has reviewed and discussed the audited consolidated financial statements, management’s assessment of the effectiveness of the Company’s internal control over financial reporting, and KPMG LLP’s evaluation of the Company’s internal control over financial reporting with both management and the independent auditor. The Audit Committee also discussed with the independent auditor the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees). The Audit Committee has received the written disclosures and the letter from the independent auditor required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent auditor its independence. The Audit Committee also participated in the certification process relating to the filing of certain reports pursuant to the Securities Exchange Act of 1934, as amended.

Inclusion of Consolidated Financial Statements in Form 10-K

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended February 3, 2007 for filing with the SEC.

Independent Auditor

The Audit Committee also recommends that the Company’s stockholders ratify KPMG LLP as the Company’s independent auditor for the 2007 fiscal year.

Audit Committee

Kent B. Foster, Chair	Thomas J. Engibous	Mary Beth West
M. Anthony Burns	Leonard H. Roberts

Audit and Other Fees

The following table presents fees for professional services rendered by KPMG LLP for the audit of the Company’s annual consolidated financial statements for the fiscal years ended January 28, 2006 and February 3, 2007 and fees billed for other services rendered by KPMG LLP.

	Fiscal	Fiscal
	2005	2006

Audit Fees(1)	$3,332,114	$3,463,007
Audit-Related Fees(2)	557,622	442,000

Total Audit and Audit-related fees	$3,889,736	$3,905,007

Tax Fees(3)	$216,254	$308,822
All Other Fees	—	—

Total Fees(4)	$4,105,990	$4,213,829

(1)	Audit fees include fees for professional services rendered for the audit of internal control over financial reporting.

(2)	Audit-related fees in both years were for audits of financial statements of certain employee benefit plans and assistance with accounting treatment of proposed transactions.

(3)	Tax fees consisted of fees for tax consultation and tax compliance services.

(4)	All fees were pre-approved by the Audit Committee of the Board.

Audit Committee’s Pre-Approval Policies and Procedures

The Audit Committee must approve any fee for services to be performed by the Company’s independent auditor in advance of the service being performed. For proposed projects using the services of the Company’s independent auditor that are expected to cost over $200,000 or 5% of the auditor’s fee for the preceding year, whichever is lower, the Audit Committee will be provided information to review and must approve each project prior to commencement of any work. For proposed projects using the services of the Company’s independent auditor that are expected to cost $200,000 or less, or less than 5% of the auditor’s fee for the preceding year, whichever is greater, the Audit Committee will be asked to review and approve a maximum amount for certain services, which may include services in any one or more of the following categories: (a) audit fees; (b) audit-related fees; (c) tax fees; and (d) all other fees for any services allowed to be performed by the independent auditor. If additional amounts are needed, the Audit Committee must approve the increased amounts prior to the previously approved maximum being reached and before the work may continue. Approval by the Audit Committee may be made at its regularly scheduled meetings or otherwise, including by telephonic or other electronic communications. The Company will report the status of the various types of approved services and fees, and cumulative amounts paid and owed, to the Audit Committee on a periodic basis as appropriate.

PROPOSAL 2 —

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

KPMG LLP, independent certified public accountants, member of the SEC Practice Section of the AICPA Division for CPA firms, and registrant with the Public Company Accounting Oversight Board, has been the auditor of the Company’s consolidated financial statements since 1916. Its appointment as the Company’s independent auditor for the fiscal year ending February 2, 2008 has been approved by the Audit Committee of the Board. Stockholder ratification of such appointment is requested.

It is anticipated that a representative of KPMG LLP will attend the meeting, will be available to respond to appropriate questions, and will have an opportunity to make a statement should he or she so desire.

The Board recommends a vote FOR the ratification of the appointment of KPMG LLP.

PROPOSAL 3 —

STOCKHOLDER PROPOSAL RELATING TO STOCKHOLDER APPROVAL OF
CERTAIN SEVERANCE AGREEMENTS

JCPenney has been informed that the Trowel Trades S&P 500 Index Fund, c/o Comerica Bank & Trust, National Association, as trustee of the fund, Two Mid America Plaza, Suite 613, Oakbrook Terrace, Illinois 60181, an owner of 6,788 shares of common stock, intends to submit a resolution at the Annual Meeting as follows:

“Resolved:  that the shareholders of J.C. Penney Company, Inc., (“the Company”) urge the Board of Directors to seek shareholder approval of future severance agreements with senior executives that provide benefits in an amount exceeding 2.99 times the sum of the executives’ base salary plus bonus. “Future severance agreements” include employment agreements containing severance provisions, special retirement provisions and agreements renewing, modifying or extending existing such agreements. “Benefits” include lump-sum cash payments (including payments in lieu of medical and other benefits); the payment of any “gross-up” tax liability; the estimated present value of special retirement provisions; any stock or option awards that are awarded under any severance agreement; any prior stock or option awards as to which the executive’s access is accelerated under the severance agreement; fringe benefits; and consulting fees (including reimbursable expenses) to be paid to the executive.

Supporting Statement:  In our opinion, severance agreements as described in this resolution, commonly known as “golden parachutes”, are excessive in light of the high levels of compensation enjoyed by senior executives at the Company and U.S. corporations in general.

We believe that requiring shareholder approval of such agreements may have the beneficial effect of insulating the Board of Directors from manipulation in the event a senior executive’s employment must be terminated by the Company. Because it is not always practical to obtain prior shareholder approval, the Company would have the option if this proposal were implemented of seeking shareholder approval after the material terms of the agreement were agreed upon.

For those reasons, we urge stockholders to vote for this proposal.”

The Board of Directors Opposes This Proposal

Your Board of Directors understands the concern that exists today regarding high levels of executive compensation and severance payments. However, the Board believes that the severance arrangements that JCPenney has in place are narrowly tailored and that this proposal would unduly hinder the Company’s ability to recruit and retain qualified executives by restricting the use of an important compensation tool. Accordingly, the Board believes that this proposal is not in the best interest of the Company and its stockholders.

The Board believes that the Human Resources and Compensation Committee of the Board, which is responsible for formulating senior executive compensation programs, is the appropriate body to continue to address compensation related matters, including severance arrangements and other benefits. The Human Resources and Compensation Committee is comprised solely of independent, non-employee directors who are well versed in executive compensation issues generally, as well as the issues faced by the Company specifically, and who devote considerable time and attention to these matters. Individual stockholders, by contrast, may not be in the best position to evaluate the appropriateness of a compensation program for the Company or of a specific executive’s compensation package.

One of the key initiatives in the Company’s Long Range Plan is to attract, develop and retain the best associates in retail. In the competitive recruiting environment in which our Company operates, severance agreements are an integral part of the employment of senior executives. A requirement to seek stockholder approval of future severance agreements would hamper the Company’s flexibility to act promptly and decisively in attracting and retaining senior executives, would put the Company at a disadvantage to other companies with which it competes for executive talent and would create delay and uncertainty in the recruitment of senior executives. The proponent suggests that stockholder approval of future severance agreements could be obtained after the material terms were agreed upon. This is simply impractical and would require the Company either to convene a special meeting of stockholders or delay finalizing such agreements until after approval at the next annual meeting. The Company would be unable to assure a potential senior executive that his or her employment offer would ultimately be approved or ratified. This uncertainty would make the Company’s offer less valuable than those provided by other companies whose arrangements are not contingent upon stockholder approval. The Company’s offer of employment under these circumstances could also require the premature public disclosure of confidential employment negotiations, which would again negatively impact the value of the Company’s offer when compared to a similar offer by one of its competitors.

Your Board believes that the adoption of this proposal would limit JCPenney’s ability to design employment arrangements as needed in order to attract and retain the best qualified executives and that decisions regarding compensation arrangements, including severance agreements, should continue to be the primary responsibility of the Board, which is in the best position to assess appropriate and competitive compensation practices.

Accordingly, your Board of Directors unanimously recommends that you vote AGAINST this stockholder proposal.

PROPOSAL 4 —

STOCKHOLDER PROPOSAL RELATING TO ADOPTION OF A MAJORITY VOTE STANDARD FOR THE ELECTION OF DIRECTORS

JCPenney has been informed that the Sheet Metal Workers’ National Pension Fund, 601 N. Fairfax Street, Suite 500, Alexandria, Virginia 22314, an owner of 7,050 shares of common stock, intends to submit a resolution at the Annual Meeting as follows:

“Resolved:  That the shareholders of JC Penney (“Company”) hereby request that the Board of Directors initiate the appropriate process to amend the Company’s governance documents (certificate of incorporation or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders, with a plurality vote standard retained for contested director elections, that is, when the number of director nominees exceeds the number of board seats.

Supporting Statement:  In order to provide shareholders a meaningful role in director elections, our company’s director election vote standard should be changed to a majority vote standard. A majority vote standard would require that a nominee receive a majority of the votes cast in order to be elected. The standard is particularly well-suited for the vast majority of director elections in which only board nominated candidates are on the ballot. We believe that a majority vote standard in board elections would establish a challenging vote standard for board nominees and improve the performance of individual directors and entire boards. Our Company presently uses a plurality vote standard in all director elections. Under the plurality vote standard, a nominee for the board can be elected with as little as a single affirmative vote, even if a substantial majority of the votes cast are “withheld” from the nominee.

In response to strong shareholder support for a majority vote standard in director elections, an increasing number of companies, including Intel, Dell, Motorola, Texas Instruments, Safeway, Home Depot, Gannett, and Supervalu, have adopted a majority vote standard in company by-laws. Additionally, these companies have adopted director resignation policies in their bylaws or corporate governance policies to address post-election issues related to the status of director nominees that fail to win election. Other companies have responded only partially to the call for change by simply adopting post-election director resignation policies that set procedures for addressing the status of director nominees that receive more “withhold” votes than “for” votes. At the time of the submission of this proposal, our Company and its board had not taken either action.

We believe the critical first step in establishing a meaningful majority vote policy is the adoption of a majority vote standard in Company governance documents. Our Company needs to join the growing list of companies that have taken this action. With a majority vote standard in place, the board can then consider action on developing post election procedures to address the status of directors that fail to win election. A combination of a majority vote standard and a post-election director resignation policy would establish a meaningful right for shareholders to elect directors, while reserving for the board an important post-election role in determining the continued status of an unelected director. We feel that this combination of the majority vote standard with a post-election policy represents a true majority vote standard.”

The Board of Directors Opposes This Proposal

The Board recommends a vote against this stockholder proposal since the Board has adopted a governance policy and a Bylaw amendment that it believes address the proponent’s concerns and provide an effective process to achieve the proponent’s objectives.

Under the Company’s governance policy and Bylaw amendment, in any non-contested election of directors, any director nominee who receives a greater number of votes “withheld” from his or her election than votes “for” such election shall, promptly following the receipt of the final report from the independent inspectors of election, tender his or her resignation, and the Board of Directors, excluding the director who tenders his or her resignation, shall decide whether to accept or refuse the resignation promptly. Absent a compelling reason, as determined by the other directors in the exercise of their business judgment, for the director to remain on the Board, the Board shall accept the resignation. The Company will promptly and publicly disclose the Board’s decision, together with a full explanation of how the decision was reached. For purposes of this policy and Bylaw amendment, a “compelling reason” could include, without limitation, a situation in which a director nominee was the target of a “vote no” campaign on an illegitimate basis, such as racial discrimination or on the basis of misinformation, or in which the resignation would cause the Company to be in violation of its constituent documents, applicable law or regulatory requirements. The Company’s “compelling reason” standard means that the Board has the flexibility to reject a resignation only in truly exceptional circumstances. In adopting this governance policy and Bylaw amendment, the Board remains accountable to all stockholders and seeks to be responsive to stockholder concerns while preserving Board stability.

Your Board recognizes that the election of directors is the primary means for stockholders to influence corporate governance policies and hold management accountable for implementing those policies. Your Board believes that the governance policy and Bylaw amendment demonstrate its accountability to the Company’s stockholders and on-going commitment to good governance.

Accordingly, your Board of Directors unanimously recommends that you vote AGAINST this stockholder proposal.

OTHER BUSINESS MATTERS

Stockholder Proxy Proposal Deadline

Under the rules of the SEC, the date by which proposals of stockholders intended to be presented at the 2008 Annual Meeting of Stockholders must be received by the Company for inclusion in its proxy statement and form of proxy relating to that meeting is December 19, 2007.

Stockholder Business — Annual Meeting

Stockholders who wish to introduce an item of business at an annual meeting of stockholders may do so in accordance with JCPenney’s Bylaw procedures. These procedures provide, generally, that stockholders desiring to bring a proper subject of business before the meeting, must do so by a written notice timely received (not later than 90 days in advance of such meeting) by the Corporate Secretary of the Company. Any notice of intent to introduce an item of business at an annual meeting of stockholders must contain the name and address of the stockholder, and a representation that the stockholder is a holder of record and that the stockholder intends to appear in person or by proxy at the meeting. Notice of an item of business shall include a brief description of the proposed business and any material interest of the stockholder in such business.

The chair of the annual meeting may refuse to allow the transaction of any business not presented in compliance with the foregoing procedures.

Timing

It is currently expected that the 2008 Annual Meeting of Stockholders will be held on or about May 16, 2008, in which event any advance notice of nominations for directors and items of business (other than proposals intended to be included in the proxy statement and form of proxy, which as noted above must be received by December 19, 2007) must be given by stockholders and received by the Secretary of the Company by February 16, 2008. The Company does, however, retain the right to change this date as it, in its sole discretion, may determine. Notice of any change will be furnished to stockholders prior to the expiration of the 90-day advance notice period referred to above. Copies of the Company’s Bylaws are available on our website at www.jcpenney.net or you may request a copy from the Corporate Secretary of the Company.

Joanne L. Bober,
Secretary

ANNEX A

J. C. PENNEY COMPANY, INC.

Human Resources and Compensation Committee
of the Board of Directors
Charter
(revised February 2007)

I.	Purpose

The purpose of the Human Resources and Compensation Committee (“Committee”) is to:

A. Assist the Board of Directors in discharging the Board’s responsibilities relating to compensation of the Company’s executives;

B. Monitor management succession;

C. Oversee the administration, financial and investment performance, and operation of the Company’s retirement and welfare plans; and

D. Produce a compensation committee report for inclusion in the Company’s proxy statement in accordance with applicable rules and regulations.

II.	Composition and Meetings

A. The Committee shall be composed of at least three members of the Board. The members and Chair of the Committee shall be appointed by the Board on the recommendation of the Corporate Governance Committee. Membership on the Committee shall be modified at the full Board’s discretion. The Board may remove a Committee member from membership on the Committee at any time with or without cause. Members shall serve until their successors are appointed by the Board.

B. Each member of the Committee shall meet the independence requirements of the New York Stock Exchange and, if deemed appropriate from time to time, meet the definition of “non-employee directors” under Rule 16b-3 under the Securities Exchange Act of 1934, and “outside director” for purposes of Section 162(m) of the Internal Revenue Code of 1986. No director qualifies as “independent” unless the Board affirmatively determines that the director has no material relationship with the Company.

C. The Committee shall meet at least twice a year. The schedule for regular meetings of the Committee shall be established by the Committee. The Chair of the Committee may call a special meeting at any time as he or she deems advisable.

III.	Duties and Responsibilities

A. The Committee shall have the following responsibilities:

1. To review recommendations concerning the compensation of officers and approve the compensation of senior executive officers.

2. To make recommendations to the Board of Directors with respect to incentive compensation plans and equity-based plans.

3. To review plans or proposals on management succession and major organizational or structural changes.

4. To review the annual financial and investment performance reports of the funds under the Company’s retirement and welfare plans, including the annual actuarial valuation reports applicable to such plans.

A1

5. To exercise any and all powers and responsibilities pursuant to its designation provided for, by, or under any of the Company’s compensation and cash bonus and stock incentive plans, retirement and welfare plans, deferred compensation plans, and other executive and associate benefit plans as shall be authorized by the Board of Directors. Such powers and responsibilities shall include, without limitation, determining the appropriate action to take, which may include requiring relinquishment of previously awarded equity-based incentive compensation and/or repayment of previously paid cash compensation to a participant, in the event of a financial restatement arising out of the willful actions, including without limitation fraud or intentional misconduct, or the gross negligence of such participant in the plans.

6. To oversee the administration and operation of the Company’s retirement and welfare plans by the internal Human Resources Committee (or any successor thereto).

7. To review and discuss with management the Company’s Compensation Discussion and Analysis and other compensation-related disclosures to be included in the Company’s proxy statement and recommend to the Board whether the Compensation Discussion and Analysis should be included in the Company’s proxy statement.

8. To prepare, review and approve the Committee’s compensation committee report for inclusion in the Company’s proxy statement in accordance with applicable rules and regulations.

9. To report to the Board of Directors, at least annually, on its review of the foregoing.

 10. To conduct an annual evaluation of the Committee’s performance. The Committee shall be responsible for establishing the evaluation criteria and implementing the process for such evaluation and reporting the results to the Board. This may be a written or oral report by any member of the Committee.

B. The Committee shall have the sole authority to retain and terminate any compensation consultant to be used by it, the Board, the Committee of the Whole, or the Corporate Governance Committee, as the case may be, to assist in the evaluation of CEO, senior executive or Board compensation and shall have sole authority to approve the consultant’s fees and other retention terms.

C. The Committee shall receive from the Committee of the Whole that Committee’s evaluation of the CEO’s performance in light of the CEO’s previously established goals and objectives. Based upon this evaluation and the data and information regarding CEO compensation matters that it has collected, the Committee will make a non-binding recommendation to the Committee of the Whole regarding the CEO’s compensation level and its individual components, including the long-term incentive component of CEO compensation after considering the Company’s performance and relative stockholder return, accomplishment of long-term strategic objectives, development of management, the value of similar incentive awards to CEOs at comparable companies, and, as appropriate, the awards given to the Company’s CEO in past years relative to the Company’s performance in those years.

D. The Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

IV.	Charter Review and Amendment

The Committee shall review and reassess the adequacy of this Charter at least annually. The Board of Directors may make such amendments to this Charter as it deems advisable, including, but not limited to, any amendments to conform to or reflect any change in any law, regulation, or ruling applicable to compensation committees.

A2

ANNEX B

J. C. PENNEY COMPANY, INC.

Committee of the Whole
of the Board of Directors
Charter
(adopted February 2007)

I.	Purpose

The purpose of the Committee of the Whole (“Committee”) is to assist the Board of Directors in discharging the Board’s responsibilities relating to the setting of performance goals and objectives, the evaluation of performance in light of those goals and objectives, and the setting of compensation for the Company’s CEO.

II.	Composition and Meetings

A. The Committee shall be composed solely of the independent members of the Board. Accordingly, each member of the Committee shall meet the independence requirements of the New York Stock Exchange. No director qualifies as “independent” unless the Board affirmatively determines that the director has no material relationship with the Company.

B. The presiding director for executive sessions of the independent directors of the Board appointed pursuant to the Company’s Corporate Governance Guidelines shall also serve as the Chair of the Committee.

C. The Committee shall meet at least once a year. The schedule for regular meetings of the Committee shall be established by the Committee. The Chair of the Committee may call a special meeting at any time as he or she deems advisable.

III.	Duties and Responsibilities

A. The Committee shall review and approve corporate goals and objectives relevant to CEO compensation and evaluate the CEO’s performance in light of those goals and objectives (the results of which shall be shared with the CEO and the Human Resources and Compensation Committee).

B. Based upon the Committee’s evaluation of the CEO’s performance, the data and information regarding CEO compensation matters provided to it by the Human Resources and Compensation Committee, and after taking into consideration the non-binding recommendation that it receives from the Human Resources and Compensation Committee, the Committee shall set the CEO’s compensation level and determine its individual components. The Committee shall determine the long-term incentive component of CEO compensation after considering the Company’s performance and relative stockholder return, accomplishment of long-term strategic objectives, development of management, the value of similar incentive awards to CEOs at comparable companies, and, as appropriate, the awards given to the Company’s CEO in past years relative to the Company’s performance in those years. A Committee member shall abstain from participating in any determinations or approvals relating to equity grants under this subsection III.B if he or she does not meet the definition of “non-employee director” under Rule 16b-3 under the Securities Exchange Act of 1934 or “outside director” for purposes of Section 162(m) of the Internal Revenue Code of 1986.

IV.	Charter Review and Amendment

The Committee shall review and reassess the adequacy of this Charter at least annually. The Board of Directors may make such amendments to this Charter as it deems advisable, including, but not limited to, any amendments to conform to or reflect any change in any law, regulation, or ruling applicable to compensation committees.

B1

JCPenney

WINNING TOGETHER Principles

associates. . . . .
We value, develop, and reward the contributions and talents
of all associates.
integrity. . . . .
We act only with the highest ethical standards.
performance. . . . .
We provide coaching and feedback to perform at the highest
level.
recognition. . . . .
We celebrate the achievements of others.
teamwork. . . . .
We win together through leadership, collaboration, open
and honest communication, and respect.
quality. . . . .
We strive for excellence in our work, products, and services.
community. . . . .
We care about and are involved in our communities.

we do this for our. . .
customers. . . . .
We build lasting relationships by offering superior service
and value.
shareholders. . . . .
We aspire to superior financial performance.

VOTE BY INTERNET — www.proxyvote.com
 Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day prior to the meeting date. Have your proxy/voting instruction card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
 If you would like to reduce the costs incurred by J. C. Penney Company, Inc. in mailing proxy materials, you can consent to receive all future proxy statements, proxy/voting instruction cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.
VOTE BY PHONE — 1-800-690-6903
 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day prior to the meeting date. Have your proxy/voting instruction card in hand when you call and follow the instructions.
VOTE BY MAIL
 Mark, sign and date your proxy/voting instruction card and return it in the enclosed postage-paid envelope provided or return it to J. C. Penney Company, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.
If you vote your proxy by Internet or by telephone, you
do NOT need to mail back your proxy card.

You can view the Annual Report on Form 10-K,
Summary Annual Report and Proxy Statement on
the Internet at www.jcpenney.net.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	JCPEN1	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY/VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

J. C. PENNEY COMPANY, INC.

Directors recommend a vote FOR Proposals 1 and 2. Directors recommend a vote AGAINST Proposals 3 and 4.

			For	Withhold	For All	To withhold authority to vote for any individual
			All	All	Except	nominee(s), mark “For All Except” and write the
number(s) of the nominee(s) on the line below.
Vote On Proposals
1.	Election of Directors: Nominees for Election of Directors for the term set forth in the Proxy Statement are:		☐	☐	☐

Nominees:
	01) C. C. Barrett	03) M. K. Clark
	02) M. A. Burns	04) A. M. Tallman

		For	Against	Abstain

2.	To ratify the appointment of KPMG LLP as independent auditor for the fiscal year ending February 2, 2008;	☐	☐	☐

3.	To consider a stockholder proposal relating to stockholder approval of certain severance agreements; and	☐	☐	☐

4.	To consider a stockholder proposal relating to adoption of a majority vote standard for the election of directors.	☐	☐	☐

For address changes and/or comments, please check this box
and write them on the back where indicated.	☐

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐
Please Sign and Date
 Please sign your name exactly as stenciled hereon. For a joint account, each joint owner should sign. Persons signing in a representative capacity should indicate their capacity.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

You can now access your J. C. Penney Company, Inc. account online.
Access your J. C. Penney Company, Inc. stockholder account online via Investor ServiceDirect® (ISD).
Mellon Investor Services LLC, Transfer Agent for J. C. Penney Company, Inc., now makes it easy and convenient to get current information on stockholder accounts.

•	View account status	•	View payment history for dividends
•	View certificate history	•	Make address changes
•	View book-entry information	•	Obtain a duplicate 1099 tax form
		•	Establish/change the PIN
Visit us on the web at www.melloninvestor.com/isd
▼ FOLD AND DETACH HERE ▼

J. C. Penney Company, Inc.
PROXY/VOTING INSTRUCTION CARD
This Proxy is solicited by the Board of Directors
By properly executing this card on the reverse, or by voting via Internet or telephone, you are authorizing K. B. Foster, Burl Osborne and L. H. Roberts, or any of them, with power of substitution in each, to represent and vote the stock owned of record which you are entitled to vote at the Annual Meeting of Company Stockholders, to be held at the JCPenney Home Office located at 6501 Legacy Drive, Plano, Texas 75024-3698 on Friday, May 18, 2007, at 10:00 A.M., local time, and at any adjournment or postponement thereof (“Meeting”), upon such business as may come before the Meeting, including the items set forth on the reverse (“Business”).
Nominees for Election of Directors for the term set forth in the Proxy Statement are (01) C. C. Barrett, (02) M. A. Burns, (03) M. K. Clark, and (04) A. M. Tallman. To withhold authority to vote for any nominee, write that nominee’s number in the space provided on the reverse, or follow the Internet or telephone voting instructions.
Your vote is important and cannot be recorded by the proxies unless this card is properly executed by you and returned, or unless you vote by Internet or telephone. Therefore, please sign, date, and return this card promptly in the envelope provided, or vote by Internet or telephone. No postage is required if this envelope is mailed in the United States.
This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR election of all directors, FOR Proposal 2, and AGAINST Proposals 3 and 4.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)
(Continued on the reverse side)

VOTE BY INTERNET — www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until two days prior to the meeting date. Have your proxy/voting instruction card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
 If you would like to reduce the costs incurred by J. C. Penney Company, Inc. in mailing proxy materials, you can consent to receive all future proxy statements, proxy/voting instruction cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.
VOTE BY PHONE — 1-800-690-6903
 Use any touch-tone telephone to transmit your voting instructions up until two days prior to the meeting date. Have your proxy/voting instruction card in hand when you call and follow the instructions.
VOTE BY MAIL
 Mark, sign and date your proxy/voting instruction card and return it in the enclosed postage-paid envelope provided or return it to J. C. Penney Company, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.
If you vote your proxy by Internet or by telephone, you
do NOT need to mail back your proxy card.

You can view the Annual Report on Form 10-K,
Summary Annual Report and Proxy Statement on
the Internet at www.jcpenney.net.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	JCPEN3	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY/VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

J. C. PENNEY COMPANY, INC.

Directors recommend a vote FOR Proposals 1 and 2. Directors recommend a vote AGAINST Proposals 3 and 4.

			For	Withhold	For All	To withhold authority to vote for any individual
			All	All	Except	nominee(s), mark "For All Except" and write the
number(s) of the nominee(s) on the line below.
Vote On Proposals
1.	Election of Directors: Nominees for Election of Directors for the term set forth in the Proxy Statement are:		☐	☐	☐

Nominees:
	01) C. C. Barrett	03) M. K. Clark
	02) M. A. Burns	04) A. M. Tallman

		For	Against	Abstain

2.	To ratify the appointment of KPMG LLP as independent auditor for the fiscal year ending February 2, 2008;	☐	☐	☐

3.	To consider a stockholder proposal relating to stockholder approval of certain severance agreements; and	☐	☐	☐

4.	To consider a stockholder proposal relating to adoption of a majority vote standard for the election of directors.	☐	☐	☐

For address changes and/or comments, please check this box
and write them on the back where indicated.	☐

	Yes	No
I elect to direct the voting of undirected shares in the Plan.	☐	☐
Please Sign and Date
 Please sign your name exactly as stenciled hereon. Persons signing in a representative capacity should indicate their capacity.

Signature [PLEASE SIGN WITHIN BOX]	Date

▼ FOLD AND DETACH HERE ▼

J. C. Penney Company, Inc.
PROXY/VOTING INSTRUCTION CARD
Allocated and Undirected Stock
This Proxy is solicited by the Board of Directors
TO PARTICIPANTS IN THE COMPANY’S SAVINGS, PROFIT-SHARING AND STOCK OWNERSHIP PLAN (“PLAN”):
By properly executing this card on the reverse, or by voting by Internet or telephone, you are instructing State Street Bank and Trust Company (“Trustee”) to vote on your behalf, in accordance with your instructions, in person or by proxy, shares of Common Stock allocated under the Plan (“Allocated Stock”), represented by the number of equivalent shares shown on the reverse side of this card, and a proportionate number of shares of Common Stock for which no directions are received by the Trustee (“Undirected Stock”), at the Annual Meeting of Company Stockholders, to be held at the JCPenney Home Office located at 6501 Legacy Drive, Plano, Texas 75024-3698 on Friday, May 18, 2007, at 10:00 A.M., local time, and at any adjournment or postponement thereof, upon such business as may come before the meeting, including the items set forth on the reverse. If this proxy/voting instruction card is not received by the Trustee, or if you have not voted by Internet or telephone, by May 16, 2007, the Allocated Stock will be voted in the same proportion as instructions received by the Trustee by that date from the Plan Participants who have returned their proxy/voting instruction cards or voted by Internet or telephone in a timely manner. You acknowledge that in voting the Undirected Stock, you are acting as a named fiduciary under the Employee Retirement Income Security Act of 1974. You may elect not to direct the voting of Undirected Stock by checking the appropriate box on the reverse side of this card.
For your information, a copy of the Board of Directors’ Proxy Statement for the meeting is enclosed herewith.
Nominees for Election of Directors for the term set forth in the Proxy Statement are (01) C. C. Barrett, (02) M. A. Burns, (03) M. K. Clark, and (04) A. M. Tallman. To withhold authority to vote for any nominee, write that nominee’s number in the space provided on the reverse, or follow the Internet or telephone voting instructions.
Your voting instructions are important and cannot be followed by the Trustee unless this card is properly executed by you and received by the Trustee, or unless you vote by Internet or telephone, by May 16, 2007. Therefore, please sign, date and return this card promptly in the envelope provided, or vote via Internet or telephone. No postage is required if this envelope is mailed in the United States.
This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR election of all directors, FOR Proposal 2, and AGAINST Proposals 3 and 4.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)
(Continued on the reverse side)